                     HOME EQUITY LOAN TRUST [    ]-[   ],

                                   Issuer,

                                     and

                          ________________________,

                              Indenture Trustee

                           ________________________

                                  INDENTURE

                           ________________________

                       Dated as of ___________________

                      HOME EQUITY LOAN-BACKED TERM NOTES

             HOME EQUITY LOAN-BACKED VARIABLE PAY REVOLVING NOTES

                RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
ACT OF 1939 AND INDENTURE PROVISIONS*

      Trust Indenture
      Act Section                                     Indenture Section
      310(a)(1)..................................................6.11
      (a)(2).....................................................6.11
      (a)(3).....................................................6.10
      (a)(4)...........................................Not Applicable
      (a)(5).....................................................6.11
      (b)..................................................6.08, 6.11
      (c)..............................................Not Applicable
      311(a).....................................................6.12
      (b)........................................................6.12
      (c)..............................................Not Applicable
      312(a)............................................7.01, 7.02(a)
      (b).....................................................7.02(b)
      (c).....................................................7.02(c)
      313(a).....................................................7.04
      (b)........................................................7.04
      (c)..........................................7.03(a)(iii), 7.04
      (d)........................................................7.04
      314(a)............................................3.10, 7.03(a)
      (b)........................................................3.07
      (c)(1)........................................8.05(c), 10.01(a)
      (c)(2)........................................8.05(c), 10.01(a)
      (c)(3)..........................................Not Applicable
      (d)(1)........................................8.05(c), 10.01(b)
      (d)(2)........................................8.05(c), 10.01(b)
      (d)(3)........................................8.05(c), 10.01(b)
      (e)....................................................10.01(a)
      315(a)..................................................6.01(b)
      (b)........................................................6.05
      (c).....................................................6.01(a)
      (d).....................................................6.01(c)
      (d)(1)..................................................6.01(c)
      (d)(2)..................................................6.01(c)
      (d)(3)..................................................6.01(c)
      (e)........................................................5.13
      316(a)(1)(A)...............................................5.11
      316(a)(1)(B)...............................................5.12
      316(a)(2)........................................Not Applicable
      316(b).....................................................5.07
      317(a)(1)..................................................5.04
      317(a)(2)...............................................5.03(d)
      317(b)..................................................3.03(a)
      318(a)....................................................10.07

      This Indenture,  dated as of __________________,  is between Home Equity
Loan  Trust   [    ]-[   ],   a  Delaware  statutory  trust,  as  issuer  (the
"Issuer"),  and  __________________,  as  indenture  trustee  (the  "Indenture
Trustee").

                                 WITNESSETH:

      Each party  hereto  agrees as follows for the benefit of the other party and for the equal and  ratable  benefit  of the  Noteholders  of the  Issuer's
Series  [    ]-[   ]  Home  Equity  Loan-Backed  Term  Notes  and Home  Equity
Loan-Backed Variable Pay Revolving Notes (together, the "Notes").

                               GRANTING CLAUSE:

      The Issuer hereby  Grants to the Indenture  Trustee on the Closing Date,
as trustee for the benefit of the  Noteholders  and the  Enhancer,  all of the
Issuer's  right,  title and interest in and to all  accounts,  chattel  paper, general intangibles,  contract rights,  payment  intangibles,  certificates of deposit, deposit accounts,  instruments,  documents, letters of credit, money, advices of credit,  investment  property,  goods and other property consisting of,  arising under or related to whether now existing or hereafter  created in any of the  following:  (a) the  Initial  Mortgage  Loans  and any  Subsequent
Mortgage  Loans  (together  with the Cut-Off Date  Principal  Balances and any
Additional  Balances arising  thereafter to and including the date immediately preceding the commencement of the Rapid Amortization  Period),  and all monies due or to become due  thereunder;  (b) the  Custodial  Account,  Note  Payment
Account,  Pre-Funding Account,  Capitalized Interest Account,  Funding Account
and Reserve  Sub-Account,  and all funds on deposit or credited  thereto  from time to time; (c) the Policy and all hazard  insurance  policies;  and (d) all present and future claims,  demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the  foregoing and all  payments  on or under,  and all  proceeds  of every  kind and  nature whatsoever in the conversion thereof,  voluntary or involuntary,  into cash or other liquid  property,  all cash  proceeds,  accounts,  accounts  receivable, notes, drafts,  acceptances,  checks,  deposit accounts,  rights to payment of
any  and  every  kind,  and  other  forms  of  obligations  and   receivables,
instruments  and other property which at any time constitute all or part of or are  included  in the  proceeds  of any of the  foregoing  (collectively,  the
"Trust Estate" or the "Collateral").

      The foregoing  Grant is made in trust to secure the payment of principal of and  interest  on, and any other  amounts  owing in respect  of, the Notes, equally and ratably without prejudice,  priority or distinction, and to secure compliance  with the  provisions  of this  Indenture,  all as provided in this
Indenture.

      The  foregoing  Grant  shall  inure to the  benefit of the  Enhancer  in respect  of draws  made on the  Policy  and  amounts  owing  from time to time pursuant  to the  Insurance  Agreement  (regardless  of whether  such  amounts relate to the Notes or the  Certificates),  and such Grant  shall  continue in full force and effect for the benefit of the  Enhancer  until all such amounts owing to it have been repaid in full.

      The  Indenture  Trustee,  as  trustee  on  behalf  of  the  Noteholders, acknowledges such Grant,  accepts the trust under this Indenture in accordance with the  provisions  hereof  and agrees to  perform  its duties as  Indenture
Trustee as required herein.

                               TABLE OF CONTENTS

Section 2.01

Section 3.12 Representations and Warranties Concerning the Mortgage

Section 3.22 Owner Trustee Not Liable for Certificates or Related

Section 4.02 Registration of and Limitations on Transfer and Exchange
               of Notes; Appointment of Certificate

Section 5.03 Collection of Indebtedness and Suits for Enforcement by

Section 5.07 Unconditional Rights of Noteholders to Receive Principal

Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture

Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of

Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Enhancer and

EXHIBITS
Exhibit A-1.-     Form of Term Notes
Exhibit A-2.-     Form of Variable Pay Revolving Notes
Exhibit B...-     Form of 144A Investment Representation
Exhibit C...-     Form of Advance Request
Exhibit D...-     Form of Investor Representation Letter
Exhibit E...-     Form of Transferor Letter
Appendix A..-     Definitions

*This  reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                  ARTICLE I

                                 Definitions

      Section 1.01      Definitions.  For  all  purposes  of  this  Indenture,
except as otherwise  expressly provided herein or unless the context otherwise requires,  capitalized  terms not  otherwise  defined  herein  shall  have the meanings  assigned  to  such  terms  in the  Definitions  attached  hereto  as
Appendix A, which is incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.02      Incorporation  by  Reference of Trust  Indenture  Act.
Whenever this Indenture  refers to a provision of the Trust Indenture Act (the
"TIA"),  such  provision  is  incorporated  by reference in and made a part of this  Indenture.  The  following  TIA terms  used in this  Indenture  have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "indenture securities" means the Notes.

            "indenture security holder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture   trustee"  or   "institutional   trustee"   means  the
Indenture Trustee.

            "obligor"  on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

            All other TIA terms  used in this  Indenture  that are  defined by
TIA,  defined by TIA  reference  to another  statute or defined by  Commission rule have the meaning assigned to them by such definitions.

      Section 1.03      Rules of  Construction.  Unless the context  otherwise
requires:

            (a)   a term has the meaning assigned to it;

            (b)   an  accounting  term not  otherwise  defined has the meaning assigned to it in accordance with generally accepted accounting  principles as in effect from time to time;

            (c)   "or" includes "and/or";

            (d)   "including" means "including without limitation";

            (e)   words in the  singular  include  the plural and words in the plural include the singular;

            (f)   the term "proceeds" has the meaning  ascribed thereto in the
UCC; and

            (g)   any agreement,  instrument or statute defined or referred to herein or in any  instrument or certificate  delivered in connection  herewith means such  agreement,  instrument  or  statute as from time to time  amended,
modified  or  supplemented   and  includes  (in  the  case  of  agreements  or
instruments)   references   to  all   attachments   thereto  and   instruments
incorporated  therein;  references  to a  Person  are  also  to its  permitted successors and assigns.

                                  ARTICLE II

                          Original Issuance of Notes

      Section 2.01      Form.  The Term Notes and the Variable  Pay  Revolving
Notes,  in each case  together  with the Indenture  Trustee's  certificate  of authentication,  shall be in substantially the forms set forth in Exhibits A-1
and  A-2,   respectively,   with  such  appropriate   insertions,   omissions,
substitutions  and other  variations  as are  required  or  permitted  by this
Indenture and may have such letters,  numbers or other marks of identification
and  such  legends  or  endorsements  placed  thereon  as  may,   consistently
herewith,  be determined by the officers  executing the Notes, as evidenced by their  execution  thereof.  Any  portion  of the  text of any  Note may be set forth on the reverse  thereof,  with an appropriate  reference  thereto on the face of such Note.

      The Notes shall be  typewritten,  printed,  lithographed  or engraved or produced  by any  combination  of  these  methods,  all as  determined  by the
Authorized  Officers  executing such Notes, as evidenced by their execution of such Notes.

      The terms of the Notes  set  forth in  Exhibits A-1  and A-2 are part of the terms of this Indenture.

      Any  additional  Variable Pay  Revolving  Notes issued by the Issuer (in accordance  with the  instruction  of the  Depositor)  after the Closing  Date pursuant to Section 2.03  shall be issued in accordance with the provisions of this  Indenture  and shall be in  substantially  the form of  Exhibit A-2  and shall  have  the same  Note  Rate  (which  may be  adjusted  as  described  in
Section 2.03),  Final  Payment  Date and  priority for payment as the Variable
Pay Revolving Notes issued on the Closing Date.

      Section 2.02      Execution,  Authentication  and  Delivery.  The  Notes
shall be executed on behalf of the Issuer by any of its  Authorized  Officers.
The  signature  of any such  Authorized  Officer on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile  signature of individuals who were at any  time  Authorized  Officers  of  the  Issuer  shall  bind  the  Issuer, notwithstanding  that such individuals or any of them have ceased to hold such offices  prior to the  authentication  and  delivery  of such Notes or did not hold such offices at the date of such Notes.

      The  Indenture  Trustee  shall  upon  Issuer  Request  authenticate  and deliver  Term  Notes for  original  issue in an  aggregate  initial  principal amount of the Initial  Aggregate  Term Note Balance and Variable Pay Revolving
Notes for  original  issue in an  aggregate  initial  principal  amount of the
Initial Class A-1 Variable Pay Revolving  Note Balance.  The Class A-1  Notes,
Class A-2  Notes,  Class A-3  Notes,  Class A-1  Variable Pay Revolving Notes,
Class A-2  Variable Pay Revolving  Notes and Class A-3  Variable Pay Revolving
Notes,  shall have an initial  principal amount equal to the Initial Class A-1
Note Balance,  Initial Class A-2 Note Balance, Initial Class A-3 Note Balance,
Initial  Class A-1 Variable Pay  Revolving  Note  Balance,  Initial  Class A-2
Variable  Pay  Revolving  Note  Balance and  Initial  Class A-3  Variable  Pay
Revolving Note Balance, respectively.

      Each  Note  shall be  dated  the  date of its  authentication.  The Term
Notes   shall  be  issuable  as   registered   Book-Entry   Notes  in  minimum
denominations  of $100,000 and integral  multiples of $1,000 in excess thereof and the Variable Pay Revolving  Notes shall be issued as  Definitive  Notes in minimum  denominations of $250,000 and integral  multiples of $1,000 in excess thereof except that respect to the Class A-2 Variable Pay Revolving  Notes and the Class A-3  Variable  Pay  Revolving  Notes,  one  Definitive  Note will be issued in Initial  Class A-2 Variable Pay  Revolving  Note Balance and Initial
Class A-3 Variable Pay Revolving  Note Balance,  respectively  . Each Class of
Variable Pay Revolving Notes issued  pursuant to Section 2.03  shall be issued with an initial  Note  Balance  equal to the  outstanding  Note Balance of the related  Class of Term Notes as of the related  Targeted  Final  Payment Date, plus,  in the case of a  substitute  Variable  Pay  Revolving  Note  issued in connection with an Advance by an existing  Holder,  the remaining Note Balance of the Variable Pay Revolving Note being so substituted.

      No Note shall be  entitled  to any benefit  under this  Indenture  or be valid or  obligatory  for any  purpose,  unless  there  appears on such Note a certificate of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its
authorized   signatories,   and  such  certificate  upon  any  Note  shall  be
conclusive  evidence,  and the only  evidence,  that  such  Note has been duly authenticated and delivered hereunder.

            Section 2.03      Advance or  Additional  Variable Pay  Revolving
Notes.  Not later  than sixty  (60) days  prior to a  Targeted  Final  Payment
Date, the Indenture Trustee,  on behalf of the Issuer, will request an Advance
(in  substantially  the form attached  hereto as Exhibit C) from the Holder(s)
of the related  Class of Variable Pay Revolving  Notes in an aggregate  amount equal to the  outstanding  Note Balance of the related Class of Term Notes, to be paid on the  Business  Day  prior  to such  Targeted  Final  Payment  Date.
Within thirty (30) days thereafter,  each Holder of that Class of Variable Pay
Revolving  Notes shall notify the  Indenture  Trustee in writing (as set forth in  Exhibit C)  whether it will make such  Advance,  subject to the  continued
satisfaction  of the  conditions  precedent  specified  in the  Note  Purchase
Agreement.

            If the  Holder  of such  Class of  Variable  Pay  Revolving  Notes indicates  that it will make an  Advance,  the Issuer  shall  issue and,  upon receipt of an Issuer  Order,  the  Indenture  Trustee  shall  authenticate,  a substitute  Variable Pay Revolving Note for such Holder in a principal  amount equal to the  remaining  Note Balance of such Holder's  existing  Variable Pay
Revolving  Note plus the amount of the Advance to be made by such Holder.  The
Indenture  Trustee shall register such substitute  Variable Pay Revolving Note to such Holder on or prior to the date such  Advance is to be made in exchange for the Advance and the existing Variable Pay Revolving Note of such Holder.

            If the  Holders  of such Class of  Variable  Pay  Revolving  Notes indicate  to the  Indenture  Trustee  that they will not make an Advance in an aggregate  amount equal to the  outstanding  Note Balance of the related Class of Term Notes,  the  Indenture  Trustee will notify the  Depositor by close of business on the next  Business  Day. If  insufficient  Advances  will be made, the  Depositor  may  direct  the  Issuer  to  issue  additional  Variable  Pay
Revolving Notes in an aggregate amount equal to the related  outstanding Class of Term Notes or such  insufficiency,  if less. Upon receipt of such direction and the  related  Advance,  the Issuer  shall  issue and,  upon  receipt of an
Issuer  Order,  the  Indenture  Trustee shall  authenticate,  such  additional
Variable Pay  Revolving  Notes in  accordance  with Sections 2.01 and 2.02 and
Article IV. If such additional  Variable Pay Revolving  Notes are issued,  the
Indenture  Trustee  shall  register  such  Variable  Pay  Revolving  Notes  in accordance  with Article IV of this  Indenture  and deliver such  Variable Pay
Revolving  Notes in accordance  with the  instructions  of the  Depositor.  In addition,  in  connection  with the  issuance of the  additional  Variable Pay
Revolving Notes, at the direction of, and pursuant to the procedures  provided by, the  Depositor,  the Indenture  Trustee  shall contact the  broker-dealers identified  by the  Depositor  in order  to  solicit  bids  for the  aggregate principal  amount of  Variable  Pay  Revolving  Notes for which the  Indenture
Trustee  has  received  notice  that  Advances  will  not be  made.  Within  a reasonable  time  after  receipt  of  the  bids,  the  Indenture  Trustee,  in consultation with the Depositor,  shall determine the lowest margin over LIBOR at which  Variable Pay  Revolving  Notes in an  aggregate  amount equal to the amount of requested  Advances which the Indenture  Trustee has received notice will not be made,  can be sold, and such margin shall become the new margin in effect for all the Variable Pay Revolving  Notes,  as of the related  Targeted
Final Payment Date;  provided that such margin shall in no event exceed ____%;
and provided  further  that,  if any Holder of a Variable Pay  Revolving  Note agrees to make an Advance on the related  Targeted  Final Payment  Date,  such margin shall not be lower than the margin on the Variable Pay Revolving  Notes immediately  prior to such Targeted Final Payment Date. In addition,  if there exists  an  unreimbursed  Draw  on the  Policy,  or a  Servicing  Default  has
occurred and is  continuing,  the margin on the Variable Pay  Revolving  Notes may  not be  increased  without  the  consent  of the  Enhancer.  All  further actions of the Indenture  Trustee necessary to effect the issuance and sale of such additional  Variable Pay Revolving Notes shall be at the direction of the
Depositor and in conformity with this Indenture.

      Notwithstanding  the  foregoing,  if an  Early  Amortization  Event  has occurred,  an  Insolvency  Event with respect to the Enhancer has occurred and is  continuing  or a Default has occurred  and is  continuing,  the  Indenture
Trustee  will not  request  an  Advance  and the  Issuer  will not  issue  any additional Variable Pay Revolving Notes.

                                 ARTICLE III

                                  Covenants

      Section 3.01      Collection  of Payments  with Respect to the Mortgage
Loans.  The  Indenture  Trustee  shall  establish and maintain with itself the
Note Payment  Account in which the  Indenture  Trustee  shall,  subject to the terms of this paragraph,  deposit,  on the same day as it is received from the
Servicer,  each remittance  received by the Indenture  Trustee with respect to the  Mortgage  Loans.  The  Indenture  Trustee  shall  make  all  payments  of principal of and interest on the Notes,  subject to  Section 3.03  as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

      Section 3.02      Maintenance  of  Office or  Agency.  The  Issuer  will
maintain in the City of  Minneapolis,  Minnesota,  an office or agency  where, subject  to  satisfaction  of  conditions  set  forth  herein,  Notes  may  be surrendered for  registration  of transfer or exchange,  and where notices and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its  agent  for the  foregoing  purposes.  If at any time the  Issuer shall fail to maintain  any such office or agency or shall fail to furnish the
Indenture  Trustee  with the address  thereof,  such  surrenders,  notices and demands may be made or served at the Corporate  Trust  Office,  and the Issuer hereby  appoints  the  Indenture  Trustee  as its  agent to  receive  all such surrenders, notices and demands.

      Section 3.03      Money  for  Payments  to Be  Held  in  Trust;  Paying
Agent.  As provided in Section  3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn from the
Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the
Issuer by the  Indenture  Trustee  or by the Paying  Agent,  and no amounts so withdrawn  from the Note  Payment  Account for payments of Notes shall be paid over to the  Issuer  except as  provided  in this  Section  3.03.  The  Issuer hereby  appoints  the  Indenture  Trustee  to  act  as  initial  Paying  Agent hereunder.  The Issuer will cause each Paying  Agent other than the  Indenture
Trustee to execute  and  deliver to the  Indenture  Trustee an  instrument  in which such Paying  Agent shall agree with the  Indenture  Trustee  (and if the
Indenture  Trustee acts as Paying Agent, it hereby so agrees),  subject to the provisions of this Section 3.03, that such Paying Agent will:

            (a)   hold all sums  held by it for the  payment  of  amounts  due with  respect to the Notes in trust for the  benefit of the  Persons  entitled thereto  until such sums shall be paid to such Persons or  otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

            (b)   give the Indenture  Trustee and the Enhancer  written notice of any  default by the Issuer of which it has actual  knowledge  in the making of any payment required to be made with respect to the Notes;

            (c)   at any time  during  the  continuance  of any such  default, upon the  written  request  of the  Indenture  Trustee,  forthwith  pay to the
Indenture Trustee all sums so held in trust by such Paying Agent;

            (d)   immediately  resign as Paying Agent and forthwith pay to the
Indenture  Trustee all sums held by it in trust for the  payment of Notes,  if at any time it ceases  to meet the  standards  required  to be met by a Paying
Agent at the time of its appointment;

            (e)   comply  with all  requirements  of the Code with  respect to the  withholding  from any payments made by it on any Notes of any  applicable
withholding   taxes  imposed  thereon  and  with  respect  to  any  applicable reporting requirements in connection therewith; and

            (f)   deliver to the Indenture  Trustee a copy of the statement to
Noteholders  prepared  with  respect  to each  Payment  Date  by the  Servicer pursuant to Section 4.01 of the Servicing Agreement.

      The  Issuer  may  at  any  time,   for  the  purpose  of  obtaining  the
satisfaction  and  discharge of this  Indenture or for any other  purpose,  by
Issuer  Request  direct any Paying Agent to pay to the  Indenture  Trustee all
sums  held  in  trust  by  such  Paying  Agent,  such  sums  to be held by the
Indenture  Trustee upon the same trusts as those upon which the sums were held by such  Paying  Agent;  and upon  such  payment  by any  Paying  Agent to the
Indenture  Trustee,  such  Paying  Agent  shall be  released  from all further liability with respect to such money.

      Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed for one year after such amount has become due and  payable  shall be  discharged  from such trust and be paid to the Issuer on Issuer Request;  and the Noteholder of such
Note shall  thereafter,  as an unsecured  general  creditor,  look only to the
Issuer for payment  thereof  (but only to the extent of the amounts so paid to the Issuer),  and all liability of the Indenture  Trustee or such Paying Agent with respect to such trust money shall  thereupon  cease;  provided,  however, that the  Indenture  Trustee or such Paying  Agent,  before being  required to make any such  repayment,  shall at the  expense and  direction  of the Issuer cause to be  published  once,  in an  Authorized  Newspaper,  notice that such money remains unclaimed and that, after a date specified therein,  which shall not be less than  30 days  from the date of such  publication,  any  unclaimed balance  of such  money  then  remaining  will be  repaid to the  Issuer.  The
Indenture  Trustee may also adopt and employ,  at the expense and direction of the Issuer,  any other  reasonable  means of  notification  of such  repayment
(including,   but  not  limited  to,  mailing  notice  of  such  repayment  to
Noteholders  the Notes  which have been  called but have not been  surrendered for  redemption  or whose  right to or  interest in monies due and payable but not claimed is  determinable  from the records of the Indenture  Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

      Section 3.04      Existence.  The  Issuer  will keep in full  effect its
existence,  rights and  franchises as a statutory  trust under the laws of the
State of Delaware (unless it becomes,  or any successor Issuer hereunder is or becomes,  organized  under the laws of any other state or of the United States of America,  in which case the Issuer will keep in full effect its  existence, rights  and  franchises  under the laws of such other  jurisdiction)  and will obtain and preserve its  qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and enforceability  of this  Indenture,  the Notes,  the  Mortgage  Loans and each other instrument or agreement included in the Trust Estate.

      Section 3.05      Priority of Distributions; Defaulted Interest.

(a)   In  accordance  with  Section 3.03(a)  of the Servicing  Agreement,  the priority of distributions on each Payment Date from Principal  Collections and
Interest  Collections with respect to the Mortgage Loans, any optional advance of  delinquent  principal  or  interest  on the  Mortgage  Loans  made  by the
Servicer in respect of the related  Collection  Period, any Policy Draw Amount deposited into the Note Payment  Account (to be applied solely with respect to the  payment  of  amounts  described  in  clauses  (i)  and  (vi)  under  this
Section 3.05(a)),  and any amounts  transferred to the Note Payment Account or
Funding Account from the Pre-Funding  Account,  Capitalized  Interest Account,
Funding Account or Reserve Sub-Account  pursuant to Sections 3.16,  3.17, 3.18 and 3.19 of the Servicing Agreement, is as follows:

                  (i)   from Interest  Collections,  any Capitalized  Interest
      Requirement  pursuant to Section 3.19(b) of the Servicing  Agreement and any Policy  Draw  Amount with  respect to the Notes  deposited  into the
      Note  Payment   Account  on  such  Payment  Date   pursuant  to  Section
      3.28(a)(ii),  to the Note  Payment  Account,  for  payment by the Paying
      Agent to the  Noteholders  of each Class of Term Notes and  Variable Pay
      Revolving  Notes,  pari passu,  interest for the related Interest Period at the related Note Rate on the related Note Balance  immediately  prior to such Payment  Date,  excluding  any Relief Act  Shortfalls  allocated thereto  pursuant to Section  3.05(f),  plus any such  amount  remaining unpaid from prior Payment Dates;

                  (ii)  from Net  Principal  Collections,  to the  extent  not paid  pursuant to clause (i) above,  to the Note  Payment  Account,  for payment by the  Paying  Agent to the  Noteholders  of each Class of Term
      Notes and Variable Pay  Revolving  Notes,  pari passu,  interest for the related  Interest  Period at the related  Note Rate on the related  Note
      Balance  immediately  prior to such Payment  Date,  excluding any Relief
      Act Shortfalls  allocated thereto pursuant to Section 3.05(f),  plus any such amount remaining unpaid from prior Payment Dates;

                  (iii) during the Revolving  Period,  to the Funding Account,
      Principal  Collections to the extent not previously  applied to purchase
      Additional Balances or Subsequent Mortgage Loans;

                  (iv)  from  Interest  Collections,   to  the  Enhancer,  the
      amount of the  premium  for the Policy and any  unpaid  premium  for the
      Policy from prior Payment  Dates,  with interest  thereon as provided in the Insurance Agreement;

                  (v)   at the  request of the  holders  of the  Certificates,
      from Excess Spread,  to the  Distribution  Account,  for distribution to the  holders  of the  Certificates,  an amount  equal to the  Additional
      Balance Increase Amount;

                  (vi)  during  the  Revolving  Period  and  the  Amortization
      Periods, to the Note Payment Account, the Principal  Distribution Amount
      for  payment by the Paying  Agent to the  Noteholders  for each Class of
      Variable Pay Revolving  Notes,  pro rata, based on their respective Note
      Balances,  including  any Policy Draw  Amount with  respect to the Notes deposited  into the Note Payment  Account on such Payment Date  pursuant to Section 3.28(a)(iii);  provided that any Liquidation Loss Amounts for any Payment Date during the  Revolving  Period shall be deposited in the
      Funding Account;  provided  further,  that any amounts  transferred from the  Pre-Funding  Account  pursuant to Section  3.18(b) of the Servicing
      Agreement   after  the  aggregate  Note  Balance  of  the  Variable  Pay
      Revolving  Notes has been  reduced to zero shall be  deposited  into the
      Funding Account;

                  (vii) to the Enhancer,  to reimburse it for prior draws made on the  Policy,  with  interest  thereon as  provided  in the  Insurance
      Agreement;

                  (viii)      from any  remaining  Excess  Spread  during  the
      Revolving  Period,  first,  to the Note  Payment  Account for payment to each Class of Variable Pay  Revolving  Notes,  pro rata,  based on their respective  Note  Balances,  until  the Note  Balance  thereof  has been reduced  to zero and  then as a  deposit  to the  Funding  Account,  the amount  necessary  to be  applied  on that  Payment  Date  so  that  the
      Overcollateralization  Amount, after giving effect to the application of
      funds   pursuant   to  clause   (vi)   above,   is  not  less  than  the
      Overcollateralization Target Amount;

                  (ix)  from  any   remaining   Excess   Spread   during   the
      Amortization  Periods, to the Note Payment Account, the amount necessary to be applied on such  Payment  Date for payment by the Paying  Agent to the Noteholders of the Variable Pay Revolving  Notes,  which amount will be paid to each Class of the Variable  Pay  Revolving  Notes,  pro rata,
      based   on   their    respective    Note    Balances,    so   that   the
      Overcollateralization  Amount, after giving effect to the application of
      funds   pursuant   to  clause   (vi)   above,   is  not  less  than  the
      Overcollateralization Target Amount;

                  (x)   from  any   remaining   Excess   Spread   during   the
      Amortization  Periods, to the Note Payment Account, any Liquidation Loss
      Amounts  not  otherwise  covered by payments  pursuant to clauses  (vi),
      (viii) or (ix) above on such Payment Date or prior  Payment  Dates,  for payment  by the  Paying  Agent  to the  Noteholders  of  each  Class  of
      Variable Pay Revolving  Notes,  pro rata, based on their respective Note
      Balances;

                  (xi)  to the  Enhancer,  any  amounts  owed to the  Enhancer pursuant to the  Insurance  Agreement  other than  amounts  specified in clauses (iv) or (vii) above;

                  (xii) to the Note Payment Account from the remaining  Excess
      Spread,  for  payment  by  the  Paying  Agent  to the  Noteholders,  any
      Interest  Shortfalls  on the  Notes  for such  Payment  Date and for any
      Payment Date not previously  paid, pro rata, in accordance with Interest
      Shortfalls previously allocated thereto and remaining unpaid;

                  (xiii)      during   the   Amortization   Periods,   to  the
      Indenture  Trustee,  any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid;

                  (xiv) to  the  Reserve  Sub-Account,  the  amount  (if  any)
      required pursuant to Section 3.05(c); and

                  (xv)  any remaining  amount,  to the  Distribution  Account, for  distribution to the holders of the  Certificates by the Certificate
      Paying Agent in accordance with the Trust Agreement;

provided,  that on the Final Payment  Date,  the amount that is required to be paid  pursuant  to  clause  (vi)  above  shall be  equal  to the Note  Balance immediately  prior to such  Payment  Date and  shall  include  any  amount  on deposit in the Note Payment  Account on such Payment Date in  accordance  with
Section 3.28(a)(iii).

      For purposes of the  foregoing,  the Note Balance of each Class of Notes on each Payment Date during the  Amortization  Periods for such Class of Notes will be reduced (any such reduction,  an "Unpaid Principal Amount") by the pro rata portion  allocable to such Notes of all Liquidation Loss Amounts for such
Payment Date,  but only to the extent that such  Liquidation  Loss Amounts are not otherwise covered by payments made pursuant to clauses (vi), (viii),  (ix)
or (x)  above,  or by a draw  on the  Policy,  and  the  Overcollateralization
Amount is zero.

(b)   Notwithstanding    the    allocation    of   payments    described    in
Section 3.05(a),   unless  an  Early  Amortization  Event  has  occurred,  all
Collections  on the Mortgage Loans payable as principal  distributions  on the
Variable Pay Revolving Notes during the  Amortization  Periods will be so paid until the aggregate Note Balance of the Variable Pay Revolving  Notes has been
reduced  to  zero  and   thereafter,   will  be  deposited  into  the  Reserve
Sub-Account.  On the first  Payment Date  following  the next  Targeted  Final
Payment Date,  amounts in the Reserve  Sub-Account  will be deposited into the
Note  Payment  Account and applied as  principal  payments,  pro rata,  on the
Variable Pay Revolving Notes based on their respective Note Balances.

            Notwithstanding   the   allocation   of  payments   described   in
Section 3.05(a),  if an Early Amortization Event has occurred,  all amounts in the Reserve  Sub-Account  and all Collections on the Mortgage Loans payable as principal  distributions  on the  Variable  Pay  Revolving  Notes  pursuant to
Section 3.05(a)  will  be  paid on each  Payment  Date to the  Holders  of the
Variable  Pay  Revolving  Notes and the Term Notes,  pro rata,  based on their respective Note Balances.

(c)   Within sixty (60)  Business  Days of each  Targeted  Final Payment Date, the  Indenture  Trustee,  on behalf of the  Issuer,  will  request  an Advance
(under the circumstances  and in the manner set forth in Section 2.03  hereof)
from the Holder of the related  Class of Variable  Pay  Revolving  Notes,  the proceeds of which shall be applied by the Indenture  Trustee to make principal payments in an amount  equal to the  outstanding  Note  Balance on the related
Class of Term  Notes on such  Targeted  Final  Payment  Date or,  if  received within 10 days  following such Targeted Final Payment Date (but not later than
1:00  p.m.  New  York  time on the  10th  day or,  if such  10th  day is not a
Business Day, the  immediately  preceding  Business  Day),  not later than the
10th day  following the related  Targeted  Final Payment Date or, if such 10th day is not a Business  Day,  the  immediately  preceding  Business  Day. If no
Advance is received,  the Issuer  shall,  at the  direction of the  Depositor, issue  additional  Variable Pay  Revolving  Notes.  Neither the  Advance,  nor
proceeds from the sale of additional  Variable Pay Revolving Notes issued with respect to a Targeted  Final  Payment  Date,  will  exceed or be less than the amount  necessary to pay the outstanding  Note Balance on the related Class of
Term Notes on such  Targeted  Final  Payment  Date.  Advances  may be made and additional  Variable Pay Revolving Notes may be issued only in connection with a Targeted  Final Payment Date and in accordance  with this  Indenture and the
Trust  Agreement.  If no Advance  is  received,  and the Trust  fails to issue additional  Variable Pay Revolving  Notes on a Targeted Final Payment Date, an
amount equal to 10 days  interest on the related  Class of Term Notes shall be deposited into the Reserve  Sub-Account  pursuant to Section  3.05(a)(xv) from amounts  otherwise payable to  Certificateholders.  Upon the issuance and sale by the Trust of additional  Variable Pay Revolving  Notes within 10 days after the related  Targeted  Final  Payment Date,  the amount of interest  deposited into the Reserve Sub-Account  pursuant to Section 3.05(a)(xv) shall be paid to the  Holders  of the  related  Class  of Term  Notes,  together  with the Note
Balance of such  Class,  in an amount  equal to the  interest  accrued on such
Class of Term Notes through the date of payment.

(d)   On each Payment  Date,  the Paying  Agent shall  apply,  from amounts on deposit in the Note Payment  Account,  and in  accordance  with the  Servicing
Certificate,  the amounts  set forth above in the order of priority  set forth in Section 3.05(a).

            Amounts paid to Noteholders  shall be paid in respect of the Notes
in   accordance   with   the   applicable   percentage   as   set   forth   in
Section 3.05(e).  Interest  on the Notes will be  computed on the basis of the actual  number  of  days in each  Interest  Period  and a  360-day  year.  Any installment  of interest or principal  payable on any Note that is  punctually paid or duly provided for by the Issuer on the  applicable  Payment Date shall be paid to the  Noteholder  of record  thereof  on the  immediately  preceding
Record  Date by wire  transfer  to an  account  specified  in  writing by such
Noteholder  reasonably  satisfactory to the Indenture Trustee,  or by check or money order mailed to such Noteholder at such  Noteholder's  address appearing in  the  Note  Register,  the  amount  required  to  be  distributed  to  such
Noteholder  on  such  Payment  Date  pursuant  to  such  Noteholder's   Notes;
provided,  that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

(e)   Principal  of each Note  shall be due and  payable  in full on the Final
Payment Date as provided in the applicable  form of Note set forth in Exhibits
A-1 and A-2.  All  principal  payments  on the Term  Notes  and  Variable  Pay
Revolving  Notes of each Class shall be made in accordance with the priorities set  forth  in  Sections 3.05(a),  3.05(b)  and  3.05(c)  to  the  Noteholders
entitled  thereto  in  accordance  with  the  related   Percentage   Interests
represented  thereby.  Upon  written  notice to the  Indenture  Trustee by the
Issuer,  the Indenture  Trustee shall notify the Person in the name of which a
Note is registered  at the close of business on the Record Date  preceding the applicable  Targeted Final Payment Date, the Final Payment Date or other final
Payment  Date, as  applicable.  Such notice shall be mailed no later than five
Business  Days prior to the Final  Payment  Date or such other  final  Payment
Date and,  unless such Note is then a  Book-Entry  Note,  shall  specify  that payment of the  principal  amount and any  interest  due with  respect to such
Note at the  Final  Payment  Date or such  other  final  Payment  Date will be payable only upon  presentation  and surrender of such Note, and shall specify the place  where such Note may be  presented  and  surrendered  for such final payment.

               On  each  Payment  Date,   the   Overcollateralization   Amount
available to cover any Liquidation  Loss Amounts on such Payment Date shall be deemed to be  reduced  by an amount  equal to such  Liquidation  Loss  Amounts
(except to the extent that such  Liquidation Loss Amounts were covered on such
Payment Date by a payment in respect of Liquidation Loss Amounts).

(f)   With respect to any Payment  Date,  interest  payments on the Notes will be reduced by any Relief Act Shortfalls for the related  Collection  Period on a pro rata  basis in  accordance  with the amount of  interest  payable on the
Notes on such Payment Date, absent such reduction.

      Section 3.06      Protection of Trust Estate.

            (a)   The Issuer  shall from time to time  execute and deliver all such  supplements  and amendments  hereto and all such  financing  statements,
continuation   statements,   instruments   of  further   assurance  and  other
instruments, and will take such other action necessary or advisable to:

                  (i)   maintain or preserve  the lien and  security  interest
      (and  the  priority  thereof)  of  this  Indenture  or  carry  out  more effectively the purposes hereof;

                  (ii)  perfect,  publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Trust to enforce any of the Mortgage  Loans;
      or

                  (iv)  preserve  and defend title to the Trust Estate and the rights  of the  Indenture  Trustee  and the  Noteholders  in such  Trust
      Estate against the claims of all persons and parties.

            (b)   Except  as  otherwise   provided  in  this  Indenture,   the
Indenture  Trustee  shall not remove  any  portion  of the Trust  Estate  that consists  of money or is  evidenced  by an  instrument,  certificate  or other writing  from  the  jurisdiction  in which it was held at the date of the most recent  Opinion of Counsel  delivered  pursuant to  Section 3.07  (or from the jurisdiction  in which it was held as  described  in the  Opinion  of  Counsel delivered  at the  Closing  Date  pursuant to  Section 3.07,  if no Opinion of
Counsel has yet been delivered pursuant to Section 3.07)  unless the Indenture
Trustee  shall have first  received  an Opinion of Counsel to the effect  that the lien and security  interest created by this Indenture with respect to such property will continue to be maintained  after giving effect to such action or actions.

      The  Issuer  hereby  designates  the  Indenture  Trustee  its  agent and attorney-in-fact to execute any financing  statement,  continuation  statement or other instrument required to be executed pursuant to this Section 3.06.

      Section 3.07      Opinions as to Trust Estate.

      On the Closing Date,  the Issuer shall furnish to the Indenture  Trustee and the Owner  Trustee an  Opinion  of  Counsel  at the  expense of the Issuer stating  that,  upon delivery of the Loan  Agreements  relating to the Initial
Mortgage  Loans to the  Indenture  Trustee or the  Custodian in the State of [
], the  Indenture  Trustee  will have a  perfected,  first  priority  security interest in such Mortgage Loans.

      On or before  December  31st in each  calendar  year,  beginning in [ ], the Issuer  shall  furnish to the  Indenture  Trustee an Opinion of Counsel at the  expense  of the  Issuer  either  stating  that,  in the  opinion  of such counsel,  no  further  action is  necessary  to  maintain a  perfected,  first priority  security  interest in the  Mortgage  Loans until  December 31 in the following  calendar  year or, if any such action is required to maintain  such security  interest in the Mortgage  Loans,  such Opinion of Counsel shall also describe the recording,  filing,  re-recording and refiling of this Indenture, any indentures  supplemental  hereto and any other requisite documents and the execution and filing of any financing  statements and continuation  statements that will,  in the  opinion of such  counsel,  be  required  to  maintain  the security  interest in the Mortgage  Loans until  December 31 in the  following calendar year.

      Section 3.08      Performance of Obligations; Servicing Agreement.

            (a)   The Issuer shall  punctually  perform and observe all of its obligations and agreements  contained in this  Indenture,  the Basic Documents and in the instruments and agreements included in the Trust Estate.

            (b)   The Issuer may contract  with other  Persons to assist it in performing  its  duties  under this  Indenture,  and any  performance  of such duties  by a  Person  identified  to the  Indenture  Trustee  in an  Officer's
Certificate of the Issuer shall be deemed to be action taken by the Issuer.

            (c)   The  Issuer  shall not take any  action or permit any action to be taken by others that would  release any Person from any of such Person's covenants or obligations  under any of the documents  relating to the Mortgage
Loans or under any  instrument  included  in the Trust  Estate,  or that would
result  in  the  amendment,  hypothecation,   subordination,   termination  or
discharge  of,  or  impair  the  validity  or  effectiveness  of,  any  of the documents  relating to the Mortgage Loans or any such instrument,  except such actions  as the  Servicer  is  expressly  permitted  to take in the  Servicing
Agreement.

            (d)   The Issuer may  retain an  administrator  and may enter into contracts with other Persons for the  performance of the Issuer's  obligations hereunder,  and  performance  of such  obligations  by such  Persons  shall be deemed to be performance of such obligations by the Issuer.

      Section 3.09      Negative   Covenants.   So  long  as  any   Notes  are
Outstanding, the Issuer shall not:

            (a)   except  as  expressly  permitted  by this  Indenture,  sell, transfer,  exchange or otherwise dispose of the Trust Estate,  unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

            (b)   claim  any  credit  on,  or  make  any  deduction  from  the principal  or interest  payable in respect of, the Notes  (other than  amounts properly  withheld  from such  payments  under  the Code) or assert  any claim against  any  present  or former  Noteholder  by reason of the  payment of the taxes levied or assessed upon any part of the Trust Estate;

            (c)   (i) permit the validity or  effectiveness  of this Indenture to be  impaired,  or  permit  the  lien  of  this  Indenture  to  be  amended, hypothecated,  subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations  with respect to the Notes under this Indenture except as may be expressly  permitted  hereby,  (ii) permit any lien, charge, excise, claim, security interest,  mortgage or other encumbrance
(other  than the lien of this  Indenture)  to be  created  on or  extend to or otherwise  arise  upon or burden the Trust  Estate or any part  thereof or any interest  therein or the  proceeds  thereof or  (iii) permit  the lien of this
Indenture not to constitute a valid first  priority  security  interest in the
Trust Estate; or

            (d)   impair or cause to be impaired the Issuer's  interest in the
Mortgage Loans, the Purchase Agreement or in any other Basic Document,  if any such  action  would  materially  and  adversely  affect the  interests  of the
Noteholders.

      Section 3.10      Annual  Statement as to  Compliance.  The Issuer shall
deliver  to the  Indenture  Trustee,  within  120 days  after  the end of each fiscal  year of the  Issuer  (commencing  with the  fiscal  year  ending  on [
]), an Officer's  Certificate  stating,  as to the Authorized  Officer signing such Officer's Certificate, that:

            (a)   a review of the  activities  of the Issuer  during such year and of its  performance  under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

            (b)   to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied  with all  conditions  and  covenants under this  Indenture  and the  provisions of the Trust  Agreement  throughout such  year,  or, if there has been a default in its  compliance  with any such condition or covenant,  specifying  each such default known to such Authorized
Officer and the nature and status thereof.

      Section 3.11      Recordation of  Assignments.  The Issuer shall enforce
the obligation,  if any, of the Sellers under the Purchase Agreement to submit or cause to be submitted for recordation  all Assignments of Mortgages  within
60 days of receipt of recording information by the Servicer.

      Section 3.12      Representations   and   Warranties   Concerning  the
Mortgage  Loans.  The  Indenture  Trustee,  as pledgee of the Mortgage  Loans, shall  have the  benefit of (i) the  representations  and  warranties  made by
_________ in Section 3.1(a)  and  Section 3.1(b) of the Purchase Agreement and
(ii) the benefit of the  representations  and warranties  made by _________ in
Section 3.1(d)  of the  Purchase  Agreement,  in  each  case,  concerning  the
Mortgage  Loans and the right to enforce the  remedies  against  _________  or
__________   provided  in  Section 3.1(e)  of  the  Purchase   Agreement,   as
applicable,  to the same extent as though such  representations and warranties were made directly to the Indenture Trustee.

      Section 3.13      Assignee of Record of the Mortgage  Loans.  As pledgee
of the Mortgage Loans, the Indenture  Trustee shall hold title to the Mortgage
Loans by being named as payee in the  endorsements  or assignments of the Loan
Agreements and assignee in the  Assignments of Mortgage to be delivered  under
Section 2.1  of the Purchase  Agreement.  Except as expressly  provided in the
Purchase Agreement or in the Servicing  Agreement with respect to any specific
Mortgage  Loan,  the Indenture  Trustee shall not execute any  endorsement  or assignment or otherwise  release or transfer such title to any of the Mortgage
Loans until such time as the remaining  Trust Estate may be released  pursuant to Section  8.05(b).  The Indenture  Trustee's  holding of such title shall in all  respects  be  subject to its  fiduciary  obligations  to the  Noteholders hereunder.

      Section 3.14      Servicer  as  Agent  and  Bailee  of  the  Indenture
Trustee.  Solely for purposes of  perfection  under  Section 9-313 or 9-314 of the UCC or other  similar  applicable  law, rule or regulation of the state in which such  property  is held by the  Servicer,  the Issuer and the  Indenture
Trustee hereby  acknowledge that the Servicer is acting as agent and bailee of the Indenture  Trustee in holding amounts on deposit in the Custodial  Account pursuant to Section 3.02 of the Servicing  Agreement that are allocable to the
Mortgage  Loans,  as well as the agent and bailee of the Indenture  Trustee in holding any Related  Documents  released to the  Servicer  pursuant to Section
3.06(c) of the Servicing  Agreement,  and any other items  constituting a part of the Trust  Estate which from time to time come into the  possession  of the
Servicer.  It is intended  that, by the  Servicer's  acceptance of such agency pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture  Trustee,
as a pledgee of the Mortgage Loans,  will be deemed to have possession of such
Related  Documents,  such monies and such other items for  purposes of Section
9-313 or 9-314 of the UCC of the state in which such  property  is held by the
Servicer.
      Section 3.15      Investment  Company  Act.  The Issuer shall not become
an "investment  company" or under the "control" of an "investment  company" as such terms are defined in the  Investment  Company Act of 1940, as amended (or
any  successor  or  amendatory   statute),   and  the  rules  and  regulations
thereunder  (taking into account not only the general  definition  of the term
"investment  company"  but  also  any  available  exceptions  to such  general definition);  provided,  however,  that the Issuer shall be in compliance with this  Section  3.15 if it  shall  have  obtained  an order  exempting  it from regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

      Section 3.16      Issuer May Consolidate, etc.

            (a)   The Issuer shall not  consolidate  or merge with or into any other Person, unless:

                  (i)   the  Person (if other  than the  Issuer)  formed by or
      surviving such  consolidation  or merger shall be a Person organized and existing  under the laws of the United States of America or any state or the District of Columbia  and shall  expressly  assume,  by an indenture supplemental  hereto,  executed and delivered to the Indenture  Trustee, in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the  principal  of and interest on all Notes and to the Certificate  Paying Agent, on behalf of the  Certificateholders  and the  performance  or observance of every  agreement and covenant of this
      Indenture on the part of the Issuer to be performed or observed,  all as provided herein;

                  (ii)  immediately  after giving effect to such  transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the  Enhancer  shall have  consented  thereto and each
      Rating Agency shall have notified the Issuer that such  transaction will not cause a Rating Event, without taking into account the Policy;

                  (iv)  the Issuer  shall have  received an Opinion of Counsel
      (and shall have delivered  copies  thereof to the Indenture  Trustee and the  Enhancer)  to the effect  that such  transaction  will not have any material  adverse tax  consequence to the Issuer,  any Noteholder or any
      Certificateholder;

                  (v)   any action that is  necessary to maintain the lien and
      security interest created by this Indenture shall have been taken; and

                  (vi)  the  Issuer  shall  have  delivered  to the  Indenture
      Trustee an Officer's  Certificate and an Opinion of Counsel each stating that  such  consolidation  or  merger  and such  supplemental  indenture comply with this  Article III and that all conditions  precedent  herein provided  for  relating  to such  transaction  have been  complied  with
      (including any filing required by the Exchange Act).

            (b)   The  Issuer   shall  not  convey  or  transfer  any  of  its
properties or assets,  including  those  included in the Trust Estate,  to any
Person, unless:

                  (i)   the Person  that  acquires by  conveyance  or transfer
      the  properties  and assets of the Issuer the  conveyance or transfer of which is hereby  restricted  shall (A) be a United  States  citizen or a
      Person  organized  and existing  under the laws of the United  States of
      America  or  any  state,   (B) expressly   assumes,   by  an   indenture
      supplemental  hereto,  executed and delivered to the Indenture  Trustee, in form  satisfactory  to the  Indenture  Trustee,  the due and punctual payment  of  the  principal  of  and  interest  on  all  Notes  and  the performance  or  observance  of every  agreement  and  covenant  of this
      Indenture on the part of the Issuer to be performed or observed,  all as provided  herein,  (C) expressly  agrees  by means of such  supplemental indenture that all right,  title and interest so conveyed or transferred shall be subject and  subordinate  to the rights of  Noteholders  of the
      Notes,  (D) unless  otherwise  provided in such supplemental  indenture, expressly  agrees to  indemnify,  defend  and hold  harmless  the Issuer against  and  from any  loss,  liability  or  expense  arising  under or related  to this  Indenture  and the Notes and  (E) expressly  agrees by means of such supplemental  indenture that such Person (or if a group of
      Persons,  then one  specified  Person)  shall make all filings  with the
      Commission (and any other  appropriate  Person) required by the Exchange
      Act in connection with the Notes;

                  (ii)  immediately  after giving effect to such  transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Enhancer  shall have consented  thereto,  and each
      Rating Agency shall have notified the Issuer that such  transaction will not cause a Rating Event, if determined without regard to the Policy;

                  (iv)  the Issuer  shall have  received an Opinion of Counsel
      (and shall have delivered  copies  thereof to the Indenture  Trustee) to the effect that such  transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v)   any action that is  necessary to maintain the lien and
      security interest created by this Indenture shall have been taken; and

                  (vi)  the  Issuer  shall  have  delivered  to the  Indenture
      Trustee an Officer's  Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental  indenture comply with this Article III and that all conditions  precedent herein provided for relating to such  transaction have been complied with (including any filing required by the Exchange Act).

      Section 3.17      Successor or Transferee.

            (a)   Upon  any   consolidation   or  merger  of  the   Issuer  in
accordance  with  Section 3.16(a),  the  Person  formed by or  surviving  such consolidation  or merger (if other than the Issuer)  shall  succeed to, and be substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture  with the same  effect as if such Person had been named as the
Issuer herein.

            (b)   Upon  a  conveyance  or  transfer  of  all  the  assets  and properties  of the Issuer  pursuant to  Section 3.16(b),  the Issuer  shall be released from every  covenant and  agreement of this  Indenture to be observed or performed  on the part of the Issuer with respect to the Notes  immediately upon  the  delivery  of  written  notice  to the  Indenture  Trustee  of  such conveyance or transfer.

      Section 3.18      No Other  Business.  The  Issuer  shall not  engage in
any  business  other  than  financing,  purchasing,  owning  and  selling  and managing the Mortgage Loans and the issuance of the Notes and  Certificates in the manner  contemplated  by this  Indenture  and the Basic  Documents and all activities incidental thereto.

      Section 3.19      No  Borrowing.  The  Issuer  shall not  issue,  incur,
assume, guarantee or otherwise become liable, directly or indirectly,  for any indebtedness except for the Notes.

      Section 3.20      Guarantees,  Loans,  Advances  and Other  Liabilities.
Except as  contemplated  by this Indenture or the other Basic  Documents,  the
Issuer  shall  not  make  any loan or  advance  or  credit  to,  or  guarantee
(directly  or  indirectly  or by an  instrument  having the effect of assuring another's  payment or  performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently  liable,  directly or indirectly,  in connection  with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase  or acquire (or agree  contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest in, or make any capital contribution to, any other Person.

      Section 3.21      Capital  Expenditures.  The Issuer  shall not make any
expenditure  (by long-term or operating lease or otherwise) for capital assets
(either realty or personalty).

      Section 3.22      Owner Trustee Not Liable for  Certificates or Related
Documents.  The recitals  contained herein shall be taken as the statements of the  Issuer,  and the  Owner  Trustee  and the  Indenture  Trustee  assume  no responsibility  for the  correctness  of the recitals  contained  herein.  The
Owner  Trustee and the  Indenture  Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic Document,  of the
Certificates  (other than the signatures of the Owner Trustee or the Indenture
Trustee on the  Certificates) or the Notes, or of any Related  Documents.  The
Owner  Trustee  and  the   Indenture   Trustee  shall  at  no  time  have  any
responsibility  or  liability  with  respect to the  sufficiency  of the Trust
Estate  or  its  ability  to  generate  the  payments  to  be  distributed  to
Certificateholders  under the Trust  Agreement or the  Noteholders  under this
Indenture,  including, the compliance by the Depositor or the Sellers with any warranty  or  representation  made under any Basic  Document or in any related document  or the  accuracy  of any such  warranty  or  representation,  or any action of the  Certificate  Paying  Agent,  the  Certificate  Registrar or any
other person taken in the name of the Owner Trustee or the Indenture Trustee.

      Section 3.23      Restricted  Payments.  The Issuer shall not,  directly
or indirectly,  (i) pay any dividend or make any distribution (by reduction of capital or otherwise),  whether in cash, property, securities or a combination thereof,  to the Owner  Trustee or any owner of a  beneficial  interest in the
Issuer or  otherwise  with  respect to any  ownership  or equity  interest  or security in or of the  Issuer,  (ii)  redeem,  purchase,  retire or  otherwise acquire for value any such  ownership or equity  interest or security or (iii)
set aside or otherwise  segregate any amounts for any such purpose;  provided, however,  that the Issuer may make, or cause to be made, (x)  distributions to the Owner Trustee and the  Certificateholders  as contemplated  by, and to the extent funds are available  for such purpose  under,  the Trust  Agreement and
(y)  payments  to  the  Servicer  pursuant  to  the  terms  of  the  Servicing
Agreement.  The Issuer will not,  directly or indirectly,  make payments to or distributions  from the  Custodial  Account  except  in  accordance  with this
Indenture and the other Basic Documents.

      Section 3.24      Notice of Events of  Default.  The  Issuer  shall give
the Indenture  Trustee,  the Enhancer and the Rating  Agencies  prompt written notice of each Event of Default hereunder and under the Trust Agreement.

      Section 3.25      Further  Instruments  and Acts.  Upon  request  of the
Indenture  Trustee,   the  Issuer  shall  execute  and  deliver  such  further
instruments and do such further acts as may be reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

      Section 3.26      Statements  to  Noteholders.  On  each  Payment  Date,
each  of the  Indenture  Trustee  and the  Certificate  Registrar  shall  make available  to the  Depositor,  the Owner  Trustee,  each Rating  Agency,  each
Noteholder  and  each  Certificateholder,  with a copy  to the  Enhancer,  the
Servicing  Certificate  provided  to the  Indenture  Trustee  by the  Servicer relating to such  Payment Date and  delivered  pursuant to Section 4.01 of the
Servicing Agreement.

      The Indenture  Trustee will make the Servicing  Certificate (and, at its
option,   any  additional   files   containing  the  same  information  in  an
alternative  format) available each month to Securityholders and the Enhancer, and other  parties to this  Indenture  via the  Indenture  Trustee's  internet website.  The Indenture  Trustee's internet website shall initially be located at  "www.ctslink.com."  Assistance  in using the  website  can be  obtained by calling the  Indenture  Trustee's  customer  service  desk at (301)  815-6600.
Parties that are unable to use the above distribution  options are entitled to have a paper copy mailed to them via first class mail by calling the  customer service desk and indicating  such. The Indenture  Trustee shall have the right to change the way the statement to  Securityholders  are  distributed in order to make such  distribution  more  convenient  or more  accessible to the above
parties  and  the  Indenture   Trustee  shall  provide   timely  and  adequate
notification  to all above parties  regarding any such changes.  The Indenture
Trustee may require  registration and acceptance of a disclaimer in connection with providing access to its website.

      Section 3.27      Determination  of  Note  Rate.  On  the  second  LIBOR
Business  Day  immediately  preceding  (i) the Closing Date in the case of the first  Interest  Period  and (ii) the  first day of each  succeeding  Interest
Period,  the Indenture  Trustee shall  determine LIBOR and the applicable Note
Rate for such  Interest  Period and shall inform the Issuer,  the Servicer and the Depositor by means of the Indenture Trustee's online service.

      Section 3.28      Payments under the Policy.

            (a)   (i) If the  Servicing  Certificate  specifies  a Policy Draw
Amount for any Payment Date,  the  Indenture  Trustee shall make a draw on the
Policy in an amount  specified in the Servicing  Certificate  for such Payment
Date or, if no amount is specified,  the  Indenture  Trustee shall make a draw on the  Policy  in the  amount  by which the  amount  on  deposit  in the Note
Payment  Account  is less  than  interest  due on the  Notes  on such  Payment
Date.

            (ii)  The   Indenture   Trustee  shall  deposit  or  cause  to  be
deposited  such  Policy  Draw  Amount  into the Note  Payment  Account on such
Payment  Date  to  the  extent  such  amount  relates  to  clause  (a)  of the definition of "Deficiency  Amount" or clause (b) of the definition of "Insured
Amount".

            (iii) To the  extent  such  amount  relates  to clause  (b) of the definition of "Deficiency  Amount", the Indenture Trustee shall (i) during the
Revolving  Period,  deposit such amount into the Funding  Account as Principal
Collections  and (ii) during the  Amortization  Periods,  deposit  such amount into the Note Payment Account.

            (b)   The Indenture  Trustee shall submit, if a Policy Draw Amount is specified in any statement to Securityholders  prepared pursuant to Section
4.01 of the Servicing  Agreement,  the Notice (in the form attached as Exhibit
A to the  Policy) to the  Enhancer  no later than  12:00  noon,  New York City time, on the second (2nd) Business Day prior to the applicable Payment Date.

      Section 3.29      Replacement/Additional  Enhancement.  The  Issuer  (or
the Servicer on its behalf) may, at its expense,  in accordance  with and upon satisfaction  of the  conditions  set forth herein,  but shall not be required to, obtain a surety bond,  letter of credit,  guaranty or reserve account as a
Permitted  Investment  for  amounts  on deposit  in the  Capitalized  Interest
Account,  or may arrange for any other form of additional credit  enhancement;
provided,  that  after  prior  notice  thereto,  no Rating  Agency  shall have informed  the  Issuer  that a Rating  Event  would  occur as a result  thereof
(without  taking the Policy into  account);  and  provided  further,  that the issuer of any such  instrument  or facility and the timing and  mechanism  for drawing on such  additional  enhancement  shall be acceptable to the Indenture
Trustee and the Enhancer.  It shall be a condition to  procurement of any such additional  credit  enhancement  that  there  be  delivered  to the  Indenture
Trustee and the Enhancer (a) an Opinion of Counsel,  acceptable in form to the
Indenture  Trustee  and the  Enhancer,  from  counsel to the  provider of such additional credit enhancement with respect to the  enforceability  thereof and such other  matters as the  Indenture  Trustee or the Enhancer may require and
(b) an  Opinion  of  Counsel  to the  effect  that  the  procurement  of  such additional  enhancement would not (i) adversely affect in any material respect the tax  status of the Notes or the  Certificates  or (ii) cause the Issuer to be taxable as an association  (or a publicly traded  partnership)  for federal income tax purposes or to be classified as a taxable  mortgage pool within the meaning of Section 7701(i) of the Code.

      Section 3.30      Additional Representations of Issuer.

      The Issuer hereby  represents and warrants to the Indenture Trustee that as of the Closing Date:

(a)   This  Indenture  creates a valid and  continuing  security  interest (as defined in the  applicable  UCC) in the Loan  Agreements  in favor of the Indenture Trustee,  which security interest is prior to all other
         Liens (except as expressly  permitted  otherwise in this  Indenture), and is  enforceable  as such as against  creditors of and  purchasers from the Issuer.

(b)   The Loan Agreements  constitute  "instruments" within the meaning of the applicable UCC.

(c)    The  Issuer  owns  and  has  good  and  marketable  title  to the  Loan
         Agreements free and clear of any Lien of any Person.

(d)   The original  executed copy of each Loan Agreement  (except for any Loan
         Agreement  with  respect  to  which a Lost  Note  Affidavit  has been delivered to the Custodian) has been delivered to the Custodian.

(e)   The Issuer  has  received a written  acknowledgment  from the  Custodian that the  Custodian  is  acting  solely  as  agent  of the  Indenture
         Trustee for the benefit of the Noteholders.

(f)   Other  than the  security  interest  granted  to the  Indenture  Trustee pursuant to this  Indenture,  the Issuer has not  pledged,  assigned, sold,  granted a security  interest in, or otherwise  conveyed any of the Loan Agreements.  The Issuer has not authorized the filing of and is not aware of any  financing  statements  against  the Issuer  that include a  description  of  collateral  covering the Loan  Agreements other than any financing  statement relating to the security interest granted to the Indenture  Trustee  hereunder or any security interest that has been terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)   None of the Loan  Agreements has any marks or notations  indicating that they have been pledged,  assigned or otherwise conveyed to any Person other than the  Indenture  Trustee,  except for (i) any  endorsements
         that  are  part  of  a  complete  chain  of  endorsements   from  the
         originator of the Loan Agreement to the Indenture  Trustee,  and (ii)
         any marks or notations  pertaining to Liens that have been terminated or released.

(h)   None of the  provisions of this Section 3.30 shall be waived without the prior  written  confirmation  from Standard & Poor's that such waiver shall not result in a reduction  or  withdrawal  of the  then-current rating of the Notes.

                                  ARTICLE IV

              The Notes; Satisfaction And Discharge Of Indenture

      Section 4.01      The Notes; Variable Pay Revolving Notes

            (a) The Term Notes  shall be  registered  in the name of a nominee designated by the  Depository.  Beneficial  Owners will hold  interests in the
Term Notes  through the  book-entry  facilities  of the  Depository in minimum initial  Term Note  Balances of $25,000 and  integral  multiples  of $1,000 in excess thereof.

      The  Indenture  Trustee may for all  purposes  (including  the making of payments  due on  the  Notes)  deal  with  the  Depository  as the  authorized representative  of the  Beneficial  Owners with  respect to the Term Notes for
the  purposes  of  exercising   the  rights  of   Noteholders  of  Term  Notes
hereunder.  Except  as  provided  in the  next  succeeding  paragraph  of this
Section 4.01,  the rights of Beneficial  Owners with respect to the Term Notes shall be limited  to those  established  by law and  agreements  between  such
Beneficial  Owners and the Depository and Depository  Participants.  Except as
provided  in  Section 4.08,   Beneficial  Owners  shall  not  be  entitled  to
definitive  certificates  for  the  Term  Notes  as  to  which  they  are  the
Beneficial   Owners.   Requests  and  directions   from,  and  votes  of,  the
Depository as  Noteholder  of the Term Notes shall not be deemed  inconsistent if they are made with respect to different  Beneficial  Owners.  The Indenture
Trustee  may   establish  a  reasonable   record  date  in   connection   with
solicitations  of consents  from or voting by  Noteholders  and give notice to the  Depository  of such  record  date.  Without the consent of the Issuer and the  Indenture  Trustee,  no Term Note may be  transferred  by the  Depository except  to a  successor  Depository  that  agrees  to hold  such  Note for the account of the Beneficial Owners.

      In the event the  Depository  Trust  Company  resigns  or is  removed as
Depository,  the  Indenture  Trustee,  at the request of the Servicer and with the  approval  of  the  Issuer  may  appoint  a  successor  Depository.  If no successor  Depository has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each Beneficial  Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

      The Notes shall,  on original issue, be executed on behalf of the Issuer by the Owner  Trustee,  not in its  individual  capacity  but  solely as Owner
Trustee  and  upon  Issuer  Order,  authenticated  by the Note  Registrar  and delivered by the Indenture Trustee to or upon the order of the Issuer.

            (b) The  Variable Pay  Revolving  Notes issued on the Closing Date shall be issued in definitive form and shall bear the  designation  "Class A-1
VPRN-1,"  "Class A-2 VPRN-1" and "Class A-3 VPRN-1," as  applicable,  and each new Class of Variable Pay Revolving  Notes will be issued in  definitive  form and  shall  bear  sequential  numerical  designations  in the  order  of their issuance.

      Section 4.02      Registration  of  and  Limitations  on  Transfer  and
Exchange of Notes;  Appointment  of  Certificate  Registrar.  The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust  Office a Note
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,  the Note Registrar shall provide for the registration of Notes and of transfers  and  exchanges of Notes as herein  provided.  The Issuer  hereby appoints the Indenture Trustee as the initial Note Registrar.

      Subject  to the  restrictions  and  limitations  set forth  below,  upon surrender  for  registration  of transfer of any Note at the  Corporate  Trust
Office,  the Issuer shall execute,  and the Note Registrar shall  authenticate and deliver, in the name of the designated  transferee or transferees,  one or more  new  Notes in  authorized  initial  Note  Balances  evidencing  the same aggregate Percentage Interests.

      No  transfer,  sale,  pledge  or other  disposition  of a  Variable  Pay
Revolving  Note shall be made  unless  such  transfer,  sale,  pledge or other disposition  is exempt from the  registration  requirements  of the Securities
Act, and any applicable  state  securities  laws or is made in accordance with said Act and laws. In the event of any such  transfer,  the Indenture  Trustee or  the  Issuer  shall  require  the  transferee  to  either  (i)  execute  an investment  letter in substantially  the form attached hereto as Exhibit B (or in such form and substance  reasonably  satisfactory to the Indenture  Trustee and the Issuer) which investment  letters shall not be an expense of the Owner
Trustee, the Indenture Trustee, the Servicer,  the Depositor or the Issuer and
which investment  letter states that, among other things,  such transferee (a)
is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined  under  Rule  144A,  and (b) is  aware  that the  proposed  transferor intends to rely on the  exemption  from  registration  requirements  under the
Securities  Act,  provided  by  Rule  144A or (ii)  deliver  to the  Indenture
Trustee and the Issuer (a) an investment  letter executed by the transferee in substantially the form of Exhibit D,  (b) a representation  letter executed by the  transferor in  substantially  the form of Exhibit E and (c) an opinion of counsel to the effect  that such  transfer is not  required  to be  registered under the Securities Act and the facts  surrounding the transfer do not create a security  that is required to be  registered  under the  Securities  Act, in each case, acceptable to and in form and substance reasonably  satisfactory to the Issuer and the Indenture  Trustee,  which opinion and letters shall not be an expense of the Owner  Trustee,  the Indenture  Trustee,  the Servicer,  the
Depositor  or the Issuer.  The  Noteholder  of a Variable Pay  Revolving  Note
desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Indenture Trustee,  the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance  with such  federal and state laws.  In  addition,  no transfer of any  Variable Pay
Revolving Note or any interest  therein shall be made to any employee  benefit plan or certain other retirement plans and arrangements,  including individual retirement accounts and annuities,  Keogh plans and bank collective investment funds and insurance  company general or separate accounts in which such plans,
accounts  or  arrangements  are  invested,   that  are  subject  to  ERISA  or
Section 4975  of  the  Code  (collectively,  a  "Plan"),  any  Person  acting, directly  or  indirectly,  on behalf of any such Plan or any Person  acquiring such  Variable  Pay  Revolving  Note with "plan  assets" of a Plan  within the meaning  of the  Department  of Labor  Regulations  Section 2510.3-101  ("Plan
Assets")  unless the  Indenture  Trustee and the Servicer are provided with an
Opinion of Counsel  that  establishes  to the  satisfaction  of the  Indenture
Trustee and the  Servicer  that the purchase of such  Variable  Pay  Revolving
Note is  permissible  under  applicable  law, will not constitute or result in any prohibited  transaction  under ERISA or  Section 4975 of the Code and will not  subject  the  Indenture  Trustee or the  Servicer  to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in this Indenture,  which Opinion of Counsel shall not be an expense of the  Indenture  Trustee or the Servicer.
In lieu of such Opinion of Counsel,  any Person  acquiring  such  Variable Pay
Revolving Note shall provide a  certification  in the form of Exhibit G to the
Trust  Agreement,  which the Indenture  Trustee and the Servicer may rely upon without  further inquiry or  investigation.  Neither an Opinion of Counsel nor a certification  will be required in connection  with the initial  transfer of any such  Variable Pay  Revolving  Note by the Owner Trust to the Depositor or
any transfer  from the  Depositor to an Affiliate of the  Depositor  (in which case, the Depositor or any such Affiliate shall be deemed to have  represented that  the  Depositor  or such  Affiliate,  as  applicable,  is not a Plan or a
Person  investing Plan Assets of any Plan) and the Indenture  Trustee shall be entitled to conclusively rely upon a representation  (which shall be a written representation)  from the  Depositor  of the status of such  transferee  as an
Affiliate of the Depositor.

      Until the earlier of (i) 10 days after the Targeted  Final  Payment Date for the  related  Class  of Term  Notes  or (ii)  the  occurrence  of an Early
Amortization  Event,  no Variable Pay Revolving  Note issued after the Closing
Date, either at issuance or upon sale transfer,  pledge or other  disposition, will be  registered  in the name of any Holder  unless such Holder  shall have established,  to the satisfaction of the Indenture  Trustee and the Depositor, that such Holder is either an Initial  Purchaser,  any Affiliate  thereof or a broker-dealer  acquiring a Variable Pay  Revolving  Note for resale or has the
Required  Ratings (or its obligations are guaranteed by an entity that has the
Required  Ratings) or such  Holder  shall have been  approved  by  Noteholders representing  51% of the  aggregate  Note  Balance of each Class of Term Notes and the Enhancer  (provided that no Enhancer  Default or Insolvency Event with respect to the Enhancer has occurred  and is  continuing),  which  approval of the  Enhancer  shall  not be  unreasonably  withheld;  provided,  that  if the
Enhancer  shall not have  notified  the  Depositor  or the  Indenture  Trustee within five (5) days of receiving  notice of a proposed  transferee,  that the
Enhancer does not approve such Holder,  such approval  shall be deemed to have been made.

      Subject to the foregoing,  at the option of the  Noteholders,  Notes may be  exchanged  for  other  Notes of like  tenor,  in each  case in  authorized initial Note Balances  evidencing  the same  aggregate  Percentage  Interests, upon  surrender of the Notes to be exchanged at the Corporate  Trust Office of the Note Registrar.  Whenever any Notes are so surrendered  for exchange,  the
Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver the Notes  which the  Noteholder  making the  exchange is entitled to receive.
Each Note presented or surrendered  for  registration  of transfer or exchange shall  (if so  required  by the Note  Registrar)  be duly  endorsed  by, or be
accompanied   by  a  written   instrument  of  transfer  in  form   reasonably
satisfactory  to the Note Registrar  duly executed by, the Noteholder  thereof or his attorney duly  authorized in writing with such signature  guaranteed by a commercial bank or trust company  located or having a correspondent  located in The City of New York.  Notes  delivered  upon any such transfer or exchange will  evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

      No service charge shall be imposed for any  registration  of transfer or exchange  of Notes,  but the Note  Registrar  shall  require  payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any registration of transfer or exchange of Notes.

      All Notes  surrendered  for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture  Trustee for subsequent destruction without liability on the part of either.

      The  Issuer  hereby  appoints  the  Indenture   Trustee  as  Certificate
Registrar  to  keep at its  Corporate  Trust  Office  a  Certificate  Register
pursuant to  Section 3.09  of the Trust  Agreement  in which,  subject to such reasonable  regulations as it may prescribe,  the Certificate  Registrar shall provide for the  registration of  Certificates  and of transfers and exchanges thereof  pursuant  to  Section 3.05  of the  Trust  Agreement.  The  Indenture
Trustee hereby accepts such appointment.

      Each  purchaser  of a Note,  by its  acceptance  of the  Note,  shall be deemed to have  represented that the acquisition of such Note by the purchaser
does  not  constitute  or  give  rise  to  a  prohibited   transaction   under
Section 406  of ERISA or  Section 4975  of the Code,  for which no  statutory, regulatory or administrative exemption is available.

      Section 4.03      Mutilated,  Destroyed,  Lost or Stolen  Notes.  If (i)
any mutilated Note is surrendered to the Indenture  Trustee,  or the Indenture
Trustee  receives  evidence to its  satisfaction of the  destruction,  loss or theft of any Note,  and (ii) there is delivered to the Indenture  Trustee such security  or  indemnity  as may be  required  by it to hold the Issuer and the
Indenture Trustee harmless,  then, in the absence of notice to the Issuer, the
Note Registrar or the Indenture  Trustee that such Note has been acquired by a bona fide  purchaser,  and provided that the  requirements of Section 8 405 of the UCC are met, the Issuer shall execute,  and upon its request the Indenture
Trustee  shall  authenticate  and  deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen Note, a  replacement  Note of the same class;  provided,  however,  that if any such  destroyed,  lost or stolen
Note, but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement Note, the Issuer may pay such destroyed,  lost or stolen Note when so due or payable without  surrender thereof.  If,  after the  delivery  of such  replacement  Note or payment of a destroyed,  lost or stolen  Note  pursuant  to the  proviso  to the  preceding sentence,  a bona fide  purchaser of the  original  Note in lieu of which such replacement  Note was issued  presents for payment  such  original  Note,  the
Issuer  and  the   Indenture   Trustee  shall  be  entitled  to  recover  such
replacement  Note (or such  payment)  from the Person to whom it was delivered or any  Person  taking  such  replacement  Note from such  Person to whom such replacement  Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and  shall be  entitled  to  recover  upon the  security  or indemnity  provided  therefor  to the  extent  of any  loss,  damage,  cost or expense  incurred  by  the  Issuer  or the  Indenture  Trustee  in  connection therewith.

      Upon the issuance of any replacement Note under this  Section 4.03,  the
Issuer  may  require  the  payment  by the  Noteholder  of such  Note of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

      Every   replacement  Note  issued  pursuant  to  this   Section 4.03  in
replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not
the  mutilated,   destroyed,  lost  or  stolen  Note  shall  be  at  any  time enforceable  by anyone,  and shall be  entitled  to all the  benefits  of this
Indenture  equally  and  proportionately  with any and all  other  Notes  duly issued hereunder.

      The  provisions of this  Section 4.03  are exclusive and shall  preclude
(to the extent  lawful)  all other  rights and  remedies  with  respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      Section 4.04      Persons Deemed Owners.  Prior to due  presentment  for
registration  of transfer of any Note, the Issuer,  the Indenture  Trustee and
any  agent of the  Issuer or the  Indenture  Trustee  may treat the  Person in whose  name any Note is  registered  (as of the day of  determination)  as the owner of such Note for the purpose of  receiving  payments of principal of and interest, if any, on such Note and for all other purposes whatsoever,  whether or not such Note be overdue,  and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the  Indenture  Trustee shall be affected by notice to the contrary.

      Section 4.05      Cancellation.   All  Notes  surrendered  for  payment,
registration of transfer,  exchange or redemption shall, if surrendered to any
Person  other  than the  Indenture  Trustee,  be  delivered  to the  Indenture
Trustee and shall be promptly cancelled by the Indenture  Trustee.  The Issuer may at any time deliver to the Indenture  Trustee for  cancellation  any Notes previously  authenticated  and delivered  hereunder  which the Issuer may have acquired  in any  manner  whatsoever,  and all  Notes  so  delivered  shall be promptly cancelled by the Indenture  Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes  cancelled as provided in this Section
4.05,  except as expressly  permitted by this  Indenture.  All cancelled Notes may be held or disposed of by the  Indenture  Trustee in  accordance  with its standard  retention  or  disposal  policy as in effect at the time  unless the
Issuer  shall  direct by an Issuer  Request that they be destroyed or returned to it;  provided,  however,  that such Issuer  Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

      Section 4.06      Book-Entry  Notes.  Each  Class  of Term  Notes,  upon
original  issuance,   shall  be  issued  in  the  form  of  typewritten  Notes
representing  the Book-Entry  Notes,  to be delivered to The Depository  Trust
Company,  the initial  Depository,  by, or on behalf of, the Issuer. Such Term
Notes shall  initially be  registered on the Note Register in the name of Cede
& Co., the nominee of the initial  Depository,  and no Beneficial  Owner shall receive a Definitive Note  representing  such Beneficial  Owner's  interest in such Note,  except as provided in Section 4.08.  Unless and until  definitive, fully  registered Term Notes (such Term Notes,  together with the Variable Pay
Revolving  Notes,  the  "Definitive  Notes")  have been  issued to  Beneficial
Owners pursuant to Section 4.08:

            (a)   the provisions of this  Section 4.06  shall be in full force and effect;

            (b)   the  Note  Registrar  and the  Indenture  Trustee  shall  be entitled  to deal  with the  Depository  for all  purposes  of this  Indenture
(including  the  payment of  principal  of and  interest  on the Notes and the giving of  instructions  or  directions  hereunder)  as the sole holder of the
Term Notes, and shall have no obligation to the Beneficial Owners;

            (c)   to the  extent  that  the  provisions  of this  Section 4.06 conflict with any other  provisions of this Indenture,  the provisions of this
Section 4.06 shall control;

            (d)   the rights of  Beneficial  Owners  shall be  exercised  only through the  Depository  and shall be limited to those  established by law and agreements  between  such  Owners  of Term  Notes  and the  Depository  or the
Depository  Participants.   Unless  and  until  Definitive  Notes  are  issued
pursuant  to  Section  4.08,  the  initial  Depository  will  make  book-entry transfers among the Depository  Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

            (e)   whenever this  Indenture  requires or permits  actions to be taken based upon  instructions  or  directions  of  Noteholders  of Term Notes evidencing a specified  percentage of the Note Balances of the Term Notes, the
Depository  shall be deemed to represent  such  percentage  only to the extent that it has received  instructions  to such effect from  Beneficial  Owners or
Depository  Participants owning or representing,  respectively,  such required percentage  of the  beneficial  interest  in the Term Notes and has  delivered such instructions to the Indenture Trustee.

      Section 4.07      Notices  to  Depository.  Whenever  a notice  or other
communication  to the  Noteholders  of the Term Notes is  required  under this
Indenture,  unless and until  Definitive  Term Notes shall have been issued to
Beneficial  Owners pursuant to Section 4.08, the Indenture  Trustee shall give
all  such  notices  and  communications   specified  herein  to  be  given  to
Noteholders of the Term Notes to the Depository,  and shall have no obligation to the Beneficial Owners.

      Section 4.08      Definitive  Notes.  Each Variable Pay  Revolving  Note
shall  be  issued  as  a  Definitive  Note.  If  (i)  the  Indenture   Trustee
determines  that the  Depository  is no  longer  willing  or able to  properly discharge  its  responsibilities  with  respect  to the  Term  Notes  and  the
Indenture  Trustee  is  unable  to  locate  a  qualified  successor,  (ii) the
Depositor,  with the prior  consent of the  Beneficial  Owners,  notifies  the
Indenture  Trustee and the  Depository  that it has elected to  terminate  the book-entry system through the Depository,  or (iii) after the occurrence of an
Event of  Default,  Beneficial  Owners of Term Notes  representing  beneficial interests  aggregating  at least a majority of the aggregate Term Note Balance of the Term Notes advise the Depository in writing that the  continuation of a book-entry  system  through the  Depository is no longer in the best interests of the  Beneficial  Owners,  then the  Depository  shall notify all Beneficial
Owners and the  Indenture  Trustee of the  occurrence of any such event and of the  availability  of Definitive  Notes to Beneficial  Owners  requesting  the same. Upon surrender to the Indenture  Trustee of the  typewritten  Term Notes representing  the Book-Entry  Notes by the Depository (or Percentage  Interest
of the  Book-Entry  Notes being  transferred  pursuant to clause (iii) above), accompanied  by  registration  instructions,  the Issuer shall execute and the
Indenture  Trustee shall  authenticate the Definitive Notes in accordance with the  instructions  of the Depository.  None of the Issuer,  the Note Registrar
or the  Indenture  Trustee  shall be liable for any delay in  delivery of such instructions,  and each may  conclusively  rely on, and shall be  protected in relying on, such  instructions.  Upon the issuance of  Definitive  Notes,  the
Indenture  Trustee shall recognize the Noteholders of the Definitive  Notes as
Noteholders.

      Section 4.09      Tax  Treatment.  The  Issuer  has  entered  into  this
Indenture,  and the  Notes  will be  issued,  with  the  intention  that,  for federal,  state and local income,  single business and franchise tax purposes, the Notes will be treated as  indebtedness  for  purposes of such  taxes.  The
Issuer,  by  entering  into  this  Indenture,  and  each  Noteholder,  by  its acceptance  of its Note (and each  Beneficial  Owner by its  acceptance  of an interest  in the  applicable  Book-Entry  Note),  agree to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness for purposes of such taxes.

      Section 4.10      Satisfaction   and   Discharge  of   Indenture.   This
Indenture  shall  cease to be of  further  effect  with  respect  to the Notes except  as to (i)  rights of  registration  of  transfer  and  exchange,  (ii)
substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of
Noteholders  to receive  payments of principal  thereof and interest  thereon,
(iv) Sections 3.03,  3.04,  3.06,  3.09,  3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee  hereunder  (including the rights of the Indenture  Trustee under Section 6.07 and the obligations of the
Indenture  Trustee under Section 4.11) and (vi) the rights of  Noteholders  as beneficiaries  hereof  with  respect to the  property  so  deposited  with the
Indenture  Trustee  payable to all or any of them, and the Indenture  Trustee, on  demand  of  and  at  the  expense  of the  Issuer,  shall  execute  proper instruments  acknowledging  satisfaction  and discharge of this Indenture with respect to the Notes, when:

                  (A)   either:

                        (1)   all   Notes   theretofore    authenticated   and
                  delivered  (other than (i) Notes  that have been  destroyed, lost or  stolen  and  that  have  been  replaced  or paid as provided in  Section 4.03  and  (ii) Notes for whose payment money has theretofore  been deposited in trust or segregated and held in trust by the  Issuer  and  thereafter  repaid to the Issuer or  discharged  from such  trust,  as provided in
                  Section 3.03)  have been delivered to the Indenture  Trustee for cancellation; or

                        (2)   all  Notes  not  theretofore  delivered  to  the
                  Indenture Trustee for cancellation:

                              a) have become due and payable;

                              b) will  become  due and  payable  at the  Final
                        Payment Date within one year; or

                              c) have  been  declared   immediately   due  and
                        payable pursuant to Section 5.02.

      and the Issuer has  irrevocably  deposited  or caused to be  irrevocably deposited  with the Indenture  Trustee cash or direct  obligations of or obligations  guaranteed  by the  United  States of America  (which  will mature  prior to the date such amounts are  payable),  in trust for such purpose,  in an  amount  sufficient  to pay  and  discharge  the  entire indebtedness  on  such  Notes  and  Certificates  then  Outstanding  not theretofore  delivered to the Indenture  Trustee for  cancellation  when due on the Final Payment Date, as evidenced to the Indenture  Trustee by an accountant's letter or an Officer's Certificate of the Issuer;

                  (B)   the  Issuer  has paid or  caused  to be paid all other
            sums payable  hereunder and under the  Insurance  Agreement by the
            Issuer; and

                  (C)   the Issuer has delivered to the Indenture  Trustee and
            the Enhancer an Officer's  Certificate  and an Opinion of Counsel,
            each meeting the  applicable  requirements  of  Section 10.01  and each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction and discharge of this Indenture have been  complied  with and, if the  Opinion of Counsel  relates to a deposit made in connection with  Section 4.10(A)(2)b.  above, such opinion  shall further be to the effect that such deposit will not have any  material  adverse tax  consequences  to the Issuer,  any
            Noteholders or any Certificateholders.

      Section 4.11      Application  of  Trust  Money.  All  monies  deposited
with the  Indenture  Trustee  pursuant to Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this  Indenture,  to the payment,  either directly or through any Paying Agent or Certificate  Paying Agent, as the Indenture  Trustee may determine,  to the
Securityholders  of Securities,  of all sums due and to become due thereon for principal  and  interest;  but such monies need not be  segregated  from other funds except to the extent required herein or required by law.

      Section 4.12      Subrogation  and  Cooperation.   The  Issuer  and  the
Indenture  Trustee  acknowledge  that  (i) to the extent  the  Enhancer  makes payments  under the Policy on  account  of  principal  of or  interest  on the
Notes,  the Enhancer will be fully subrogated to the rights the Noteholders to receive such principal and interest,  and (ii) the Enhancer shall be paid such principal  and  interest  only from the  sources  and in the  manner  provided herein and in the Insurance  Agreement  for the payment of such  principal and interest.

      The  Indenture   Trustee  shall  cooperate  in  all  respects  with  any
reasonable  request by the  Enhancer  for action to  preserve  or enforce  the
Enhancer's   rights  or  interest   under  this  Indenture  or  the  Insurance
Agreement,  consistent with this Indenture and without  limiting the rights of the  Noteholders as otherwise set forth in the  Indenture,  including upon the occurrence  and  continuance  of a default  under the Insurance  Agreement,  a request  (which  request  shall be in  writing) to take any one or more of the following actions:

                  (i)   institute   Proceedings  for  the  collection  of  all
      amounts then payable on the Notes or under this  Indenture in respect to the Notes and all amounts  payable under the Insurance  Agreement and to enforce  any  judgment  obtained  and  collect  from the  Issuer  monies adjudged due;

                  (ii)  sell  the  Trust  Estate  or any  portion  thereof  or rights or interest  therein,  at one or more public or private Sales (as defined  in  Section 5.15  hereof)  called and  conducted  in any manner permitted by law;

                  (iii) file  or  record   all   assignments   that  have  not
      previously been recorded;

                  (iv)  institute  Proceedings  from  time  to  time  for  the complete or partial foreclosure of this Indenture; and

                  (v)   exercise  any  remedies  of a secured  party under the
      UCC and take any other  appropriate  action to protect  and  enforce the rights and remedies of the Enhancer hereunder.

      Following the payment in full of the Notes,  the Enhancer shall continue to have all rights and  privileges  provided to it under this  Section and  in all  other  provisions  of this  Indenture,  until  all  amounts  owing to the
Enhancer have been paid in full.

      Section 4.13      Repayment   of  Monies  Held  by  Paying   Agent.   In
connection with the  satisfaction and discharge of this Indenture with respect to the  Notes,  all  monies  then held by any  Paying  Agent  (other  than the
Indenture  Trustee)  under the  provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied  according to Section 3.05; and thereupon,  such Paying
Agent  shall be  released  from all  further  liability  with  respect to such monies.

      Section 4.14      Temporary  Notes.   Pending  the  preparation  of  any
Definitive Notes, the Issuer may execute and upon its written  direction,  the
Indenture Trustee may authenticate and make available for delivery,  temporary
Notes that are printed,  lithographed,  typewritten,  photocopied or otherwise produced,  in any  denomination,  substantially of the tenor of the Definitive
Notes in lieu of which they are issued and with such  appropriate  insertions, omissions,  substitutions and other variations as the officers  executing such
Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes are issued,  the Issuer will cause  Definitive  Notes to be  prepared  without  unreasonable  delay.  After the  preparation  of the
Definitive  Notes,  the temporary Notes shall be  exchangeable  for Definitive
Notes upon  surrender  of the  temporary  Notes at the office or agency of the
Indenture  Trustee,  without  charge to the  Noteholder.  Upon  surrender  for cancellation of any one or more temporary  Notes, the Issuer shall execute and the Indenture Trustee shall  authenticate and make available for delivery,  in exchange  therefor,  Definitive Notes of authorized  denominations and of like tenor and  aggregate  principal  amount.  Until so exchanged,  such  temporary
Notes  shall in all  respects  be  entitled  to the same  benefits  under this
Indenture as Definitive Notes.

                                  ARTICLE V

                             Default And Remedies

      Section 5.01      Events of  Default.  The Issuer  shall  deliver to the
Indenture  Trustee and the  Enhancer,  within five days after  learning of the occurrence  of any event  that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the  definition of "Event of Default"  written  notice in the form of an  Officer's  Certificate  of its status and what action the Issuer is taking or  proposes to take with  respect thereto.

      Section 5.02      Acceleration  of Maturity;  Rescission  and Annulment.
If an Event of Default shall occur and be  continuing,  then and in every such case the  Indenture  Trustee,  acting at the  direction of the Enhancer or the
Noteholders  of Notes  representing  not less than a majority of the aggregate
Note Balance of the Notes,  with the written  consent of the Enhancer (so long as no Enhancer  Default  exists),  may declare the Notes to be immediately due and  payable  by a notice  in  writing  to the  Issuer  (and to the  Indenture
Trustee if given by Noteholders);  and upon any such  declaration,  the unpaid principal  amount of the Notes,  together  with  accrued  and unpaid  interest thereon  through the date of  acceleration,  shall become  immediately due and payable.

      At any time after such  declaration  of  acceleration  of maturity  with respect to an Event of Default  has been made and before a judgment  or decree for  payment of the money due has been  obtained by the  Indenture  Trustee as hereinafter  provided in this  Article V,  the Enhancer or the  Noteholders of
Notes  representing  a majority of the  aggregate  Note  Balance of the Notes, with the written consent of the Enhancer,  by written notice to the Issuer and the Indenture  Trustee,  may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

            (a)   the Issuer has paid or deposited with the Indenture  Trustee a sum sufficient to pay:

                  (i)   all  payments  of  principal  of and  interest  on the
      Notes and all other  amounts  that would then be due  hereunder  or upon the Notes if the Event of Default giving rise to such  acceleration  had not occurred;

                  (ii)  all sums paid or  advanced  by the  Indenture  Trustee hereunder and the reasonable compensation,  expenses,  disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (iii) all Events of Default,  other than the  nonpayment  of the  principal  of  the  Notes  that  has  become  due  solely  by  such acceleration, have been cured or waived as provided in Section 5.12;

provided   that  no  such  waiver  shall  be  effective   following  an  Early
Amortization  Event  if the  requisite  consents  of the  Noteholders  and the
Enhancer  have been obtained  with respect to a sale or other  liquidation  of the Trust Estate pursuant to Section 5.04(a).

      No such  rescission  shall affect any  subsequent  default or impair any right consequent thereto.

      Section 5.03      Collection of Indebtedness  and Suits for Enforcement
by Indenture Trustee.

            (a)   The Issuer  covenants  that if default in the payment of (i)
any  interest  on any Note when the same  becomes  due and  payable,  and such default  continues for a period of five days, or (ii) the  principal of or any installment  of the  principal  of any  Note  when the  same  becomes  due and payable,  the Issuer shall, upon demand of the Indenture  Trustee,  pay to it, for the benefit of the Noteholders,  the entire amount then due and payable on the Notes for principal and interest,  with interest on the overdue principal, and in addition  thereto such further  amount as shall be  sufficient to cover the costs and expenses of collection,  including the reasonable  compensation, expenses,  disbursements  and advances of the Indenture Trustee and its agents and counsel.

            (b)   In case the Issuer shall fail  forthwith to pay such amounts upon such demand, the Indenture Trustee,  in its own name and as trustee of an express  trust,  subject  to  the  provisions  of  Section 10.17  hereof,  may institute a Proceeding for the  collection of the sums so due and unpaid,  and may prosecute  such  Proceeding  to judgment or final decree,  and may enforce the same  against the Issuer or other  obligor on the Notes and collect in the manner  provided by law out of the property of the Issuer or other  obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

            (c)   If an Event of Default  shall occur and be  continuing,  the
Indenture Trustee,  subject to the provisions of Section 10.17 hereof, may, as more  particularly  provided in  Section 5.04,  in its  discretion  proceed to protect  and  enforce  its rights and the  rights of the  Noteholders  by such appropriate  Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights,  whether for the specific  enforcement of any covenant or  agreement in this  Indenture or in aid of the exercise of any power  granted  herein,  or to  enforce  any other  proper  remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

            (d)   If there  shall be  pending,  relative  to the Issuer or any other  obligor  on the Notes or any Person  having or  claiming  an  ownership interest in the Trust Estate,  Proceedings under Title 11 of the United States
Code or any other applicable federal or state bankruptcy,  insolvency or other similar  law,  or  if  a  receiver,  assignee  or  trustee  in  bankruptcy  or reorganization,  liquidator,  sequestrator or similar official shall have been appointed for or taken  possession of the Issuer or its property or such other obligor  or  Person,  or if  there  shall  be any  other  comparable  judicial
Proceedings  relative  to the Issuer or other any other  obligor on the Notes, or relative to the creditors or property of the Issuer or such other  obligor, then the  Indenture  Trustee,  irrespective  of whether the  principal  of any
Notes shall then be due and payable as therein  expressed or by declaration or otherwise,  and irrespective of whether the Indenture  Trustee shall have made any demand  pursuant to the provisions of this Section,  shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i)   to file and  prove a claim or  claims  for the  entire
      amount of  principal  and  interest  owing and  unpaid in respect of the
      Notes and to file such other  papers or documents as may be necessary or advisable  in  order  to  have  the  claims  of  the  Indenture  Trustee
      (including  any  claim  for  reasonable  compensation  to the  Indenture
      Trustee and each  predecessor  Indenture  Trustee,  and their respective agents,  attorneys and counsel,  and for  reimbursement  of all expenses and  liabilities  incurred,  and all  advances  made,  by the  Indenture
      Trustee and each predecessor  Indenture  Trustee,  except as a result of negligence,  willful  misconduct  or bad faith)  and of the  Noteholders allowed in such Proceedings;

                  (ii)  unless  prohibited by applicable law and  regulations, to vote on behalf of the  Noteholders  in any  election of a trustee,  a standby  trustee  or Person  performing  similar  functions  in any such
      Proceedings;

                  (iii) to collect and  receive  any monies or other  property payable or  deliverable on any such claims and to distribute all amounts received  with  respect  to the  claims  of the  Noteholders  and of the
      Indenture Trustee on their behalf; and

                  (iv)  to file  such  proofs  of claim  and  other  papers or documents  as may be  necessary or advisable in order to have the claims of the  Indenture  Trustee or the  Noteholders  allowed in any  judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator,  custodian or other similar official in any such Proceeding is hereby  authorized by each of such  Noteholders to make payments to the Indenture  Trustee,  and, in the event the  Indenture  Trustee shall consent to the making of payments directly to such  Noteholders,  to pay to the  Indenture  Trustee  such  amounts  as  shall  be  sufficient  to cover reasonable  compensation to the Indenture Trustee,  each predecessor Indenture
Trustee and their  respective  agents,  attorneys  and counsel,  and all other expenses and  liabilities  incurred,  and all advances  made, by the Indenture
Trustee  and  each  predecessor  Indenture  Trustee,  except  as a  result  of negligence, willful misconduct or bad faith.

            (e)   Nothing  herein  contained  shall be deemed to authorize the
Indenture  Trustee to  authorize  or consent to or vote for or accept or adopt
on  behalf  of  any  Noteholder  any  plan  of  reorganization,   arrangement,
adjustment or composition  affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture  Trustee to vote in respect of the claim of any Noteholder in any such  proceeding  except,  as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

            (f)   All  rights of action  and of  asserting  claims  under this
Indenture,  or  under  any of the  Notes,  may be  enforced  by the  Indenture
Trustee  without the possession of any of the Notes or the production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or proceedings  instituted by the  Indenture  Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment,  subject to the payment of the expenses,  disbursements  and compensation of the Indenture
Trustee,  each predecessor  Indenture  Trustee and their respective agents and attorneys,  shall be for the ratable  benefit of the Holders of the Term Notes and the Variable Pay Revolving Notes, as applicable.

            (g)   In any  Proceedings to which the Indenture  Trustee shall be a  party  (including  any  Proceedings  involving  the  interpretation  of any provision  of  this  Indenture),  the  Indenture  Trustee  shall  be  held  to represent  all  Noteholders,  and  it  shall  not be  necessary  to  make  any
Noteholder a party to any such Proceedings.

      Section 5.04      Remedies; Priorities.

            (a)   If  an  Event  of  Default   shall  have   occurred  and  be
continuing,   then  the  Indenture  Trustee,  subject  to  the  provisions  of
Section 10.17  hereof,  with the written  consent of the Enhancer  may, or, at the  written  direction  of  the  Enhancer,  shall,  do  one  or  more  of the following, in each case subject to Section 5.05:

                  (i)   institute  Proceedings  in its own name and as trustee
      of an express  trust for the  collection  of all amounts then payable on the Notes or under  this  Indenture  with  respect  thereto,  whether by declaration  or otherwise,  and all amounts  payable under the Insurance
      Agreement,  enforce any judgment  obtained,  and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                  (ii)  institute  Proceedings  from  time  to  time  for  the complete or partial  foreclosure  of this  Indenture with respect to the
      Trust Estate;

                  (iii) exercise  any  remedies  of a secured  party under the
      UCC and take any other  appropriate  action to protect  and  enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv)  sell  the  Trust  Estate  or any  portion  thereof  or rights or  interest  therein,  at one or more  public or  private  sales called and conducted in any manner permitted by law;

provided,  however,  that the  Indenture  Trustee  may not  sell or  otherwise liquidate  the Trust  Estate  following  an Event of  Default,  unless (A) the
Indenture Trustee obtains the consent of the Enhancer,  which consent will not be  unreasonably  withheld,  and the Noteholders of 100% of the aggregate Note
Balance  of  the  Notes,   (B)  the  proceeds  of  such  sale  or  liquidation
distributable  to Noteholders  are sufficient to discharge in full all amounts then  due and  unpaid  upon  the  Notes  for  principal  and  interest  and to reimburse  the Enhancer  for any amounts  drawn under the Policy and any other amounts due the Enhancer  under the  Insurance  Agreement or (C) the Indenture
Trustee  determines  that the  Mortgage  Loans  will not  continue  to provide sufficient  funds for the payment of principal of and interest on the Notes as they  would  have  become  due if the  Notes  had not  been  declared  due and payable, and the Indenture Trustee obtains the consent of the Enhancer,  which consent will not be unreasonably  withheld,  and the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes.  In determining  such  sufficiency or insufficiency  with respect to clause (B) and (C) above, the Indenture Trustee may, but need not,  obtain and rely, and shall be protected in relying in good faith,  upon an opinion of an  Independent  investment  banking or  accounting firm of national  reputation as to the feasibility of such proposed action and as to the  sufficiency  of the Trust Estate for such purpose.  Notwithstanding the foregoing,  provided that a Servicing Default shall not have occurred, any
Sale (as defined in Section  5.15  hereof) of the Trust  Estate  shall be made subject to the  continued  servicing of the Mortgage  Loans by the Servicer as provided in the Servicing Agreement.  Notwithstanding any sale of the Mortgage
Loans pursuant to this Section  5.04(a),  the Indenture  Trustee shall, for so long as any  principal  or  accrued  interest  on the  Notes  remains  unpaid, continue to act as Indenture  Trustee  hereunder  and to draw amounts  payable under the Policy in accordance with its terms.

            (b)   If the  Indenture  Trustee  collects  any money or  property pursuant  to this  Article V,  it shall pay out such money or  property in the following order:

            FIRST:      to  the  Indenture   Trustee  for  amounts  due  under
Section 6.07;

            SECOND:     to the  Noteholders  for amounts due and unpaid on the
            related Notes for interest,  including accrued and unpaid interest on  the  Notes  for  any  prior  Payment  Date,  ratably,  without preference  or priority of any kind,  according to the amounts due and payable on such Notes for interest  from amounts  available in the Trust Estate for such Noteholders,  but excluding any Interest
            Shortfalls;

            THIRD:      to the  Noteholders  for amounts due and unpaid on the
            related  Notes  for  principal,  ratably,  without  preference  or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from  amounts  available  in the Trust
            Estate for such  Noteholders,  until the respective  Note Balances of such Notes have been reduced to zero;

            FOURTH:     to the  payment  of all  amounts  due  and  owing  the
            Enhancer under the Insurance Agreement;

            FIFTH:      to the  Noteholders  for amounts due and unpaid on the
            related  Notes for  Interest  Shortfalls,  if any,  including  any unpaid  Interest  Shortfalls  on the Notes  for any prior  Payment
            Date,  ratably,  without  preference  or  priority  of  any  kind, according to such  amounts due and payable from amounts  available in the Trust Estate for such Noteholders;

            SIXTH:      to the Certificate  Paying Agent for amounts due under
            Article VIII of the Trust Agreement; and

            SEVENTH:    to  the  payment  of the  remainder,  if  any,  to the
            Issuer or any other person legally entitled thereto.

      The  Indenture  Trustee may fix a record  date and payment  date for any payment  to  Noteholders  pursuant  to this  Section 5.04.  At  least  15 days before such record date, the Indenture  Trustee shall mail to each  Noteholder a notice that states the record  date,  the payment  date and the amount to be paid.

      Section 5.05      Optional  Preservation  of the  Trust  Estate.  If the
Notes have been  declared  due and payable  under  Section  5.02  following an
Event of  Default  and such  declaration  and its  consequences  have not been rescinded and annulled,  the Indenture Trustee may, but need not (but shall at the written direction of the Enhancer),  elect to take and maintain possession of the  Trust  Estate;  provided  that  no  such  waiver  shall  be  effective following  an  Early  Amortization  Event  if the  requisite  consents  of the
Noteholders  and the  Enhancer  have been  obtained  with respect to a sale or other  liquidation of the Trust Estate pursuant to Section 5.04(a).  It is the desire of the parties  hereto and the  Noteholders  that there be at all times sufficient  funds for the payment of  principal  of and  interest on the Notes and other  obligations of the Issuer  including  payment to the Enhancer,  and the  Indenture  Trustee  shall take such desire into account when  determining whether  or not to take  and  maintain  possession  of the  Trust  Estate.  In determining  whether to take and maintain  possession of the Trust Estate, the
Indenture  Trustee may, but need not,  obtain and rely, and shall be protected in  relying  in good  faith,  upon an  opinion  of an  Independent  investment banking or accounting  firm of national  reputation as to the  feasibility  of such proposed  action and as to the  sufficiency  of the Trust Estate for such purpose.

      Section 5.06      Limitation  of Suits.  No  Noteholder  shall  have any
right to institute  any  Proceeding,  judicial or  otherwise,  with respect to this Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder,  unless and subject to the provisions of Section 10.17 hereof:

            (a)   such Noteholder  shall have previously  given written notice to the Indenture Trustee of a continuing Event of Default;

            (b)   the  Noteholders  of not less than 25% of the aggregate Note
Balance of the Notes shall have made written request to the Indenture  Trustee to institute  such  Proceeding  in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c)   such  Noteholder  or  Noteholders  shall  have  offered  the
Indenture  Trustee  reasonable  indemnity  against  the  costs,  expenses  and liabilities to be incurred by it  in complying with such request;

            (d)   the Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity  shall have failed to  institute  such
Proceedings; and

            (e)   no direction  inconsistent  with such written  request shall have been given to the  Indenture  Trustee  during such  60-day  period by the
Noteholders  of a majority of the  aggregate  Note  Balance of the Notes or by the Enhancer.

      It is understood  and intended  that no Noteholder  shall have any right in any manner  whatever by virtue of, or by availing  itself of, any provision of this  Indenture  to affect,  disturb or  prejudice  the rights of any other
Noteholders or to obtain or to seek to obtain  priority or preference over any other Noteholders or to enforce any right under this Indenture,  except in the manner herein provided.

      In  the  event  the  Indenture  Trustee  shall  receive  conflicting  or inconsistent  requests and indemnity  from two or more groups of  Noteholders, each  representing  less than a majority of the aggregate  Note Balance of the
Notes,  the  Indenture  Trustee  shall  act at the  direction  of the group of
Noteholders  with the greater Note  Balance.  In the event that the  Indenture
Trustee shall receive conflicting or inconsistent  requests and indemnity from two or more groups of  Noteholders  representing  the same Note Balance,  then the Indenture  Trustee in its sole  discretion may determine  what action,  if any, shall be taken, notwithstanding any other provisions of this Indenture.

      Section 5.07      Unconditional   Rights  of  Noteholders  to  Receive
Principal  and Interest.  Subject to the  provisions  of this  Indenture,  the
Noteholder  of  any  Note  shall  have  the  right,   which  is  absolute  and
unconditional,  to receive  payment of the principal of and interest,  if any, on such Note on or after the  respective  due dates thereof  expressed in such
Note or in this  Indenture and to institute  suit for the  enforcement  of any such  payment,  and such right  shall not be  impaired  without the consent of such Noteholder.

      Section 5.08      Restoration  of Rights and Remedies.  If the Indenture
Trustee or any  Noteholder  has instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued  or abandoned  for any reason or has been  determined  adversely to the  Indenture
Trustee or to such  Noteholder,  then and in every such case the  Issuer,  the
Indenture Trustee and the Noteholders  shall,  subject to any determination in such  Proceeding,  be restored  severally  and  respectively  to their  former positions  hereunder,  and thereafter all rights and remedies of the Indenture
Trustee and the  Noteholders  shall continue as though no such  Proceeding had been instituted.

      Section 5.09      Rights  and  Remedies  Cumulative.  No right or remedy
herein  conferred upon or reserved to the Indenture  Trustee,  the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy  shall,  to the extent  permitted by law, be cumulative and in  addition to every other  right and remedy  given  hereunder  or now or
hereafter  existing  at  law,  in  equity  or  otherwise.   The  assertion  or
employment of any right or remedy hereunder,  or otherwise,  shall not prevent the  concurrent  assertion or  employment  of any other  appropriate  right or remedy.

      Section 5.10      Delay or Omission  Not a Waiver.  No delay or omission
of the  Indenture  Trustee,  the  Enhancer or any  Noteholder  to exercise any right or remedy  accruing  upon any Event of  Default  shall  impair  any such right or remedy or  constitute  a waiver of any such  Event of  Default  or an acquiescence  therein.  Every right and remedy  given by this  Article V or by law to the Indenture  Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient,  by the Indenture Trustee or by the Noteholders, as the case may be.

      Section 5.11      Control by Enhancer or  Noteholders.  The Enhancer (so
long as no Enhancer  Default  exists) or the  Noteholders of a majority of the aggregate  Note Balance of Notes with the consent of the Enhancer,  shall have the right to direct the time,  method and place of conducting  any  Proceeding for any remedy  available to the  Indenture  Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee,  provided that:

            (a)   such  direction  shall not be in  conflict  with any rule of law or with this Indenture;

            (b)   subject to the express terms of Section 5.04,  any direction to the  Indenture  Trustee to sell or  liquidate  the Trust Estate shall be by the Enhancer (so long as no Enhancer  Default exists) or by the Noteholders of
Notes  representing  not less than 100% of the  aggregate  Note Balance of the
Notes with the consent of the Enhancer;
            (c)   if the conditions set forth in Section 5.05  shall have been satisfied  and the  Indenture  Trustee  elects  to  retain  the  Trust  Estate pursuant to such  Section,  then any  direction  to the  Indenture  Trustee by
Noteholders  of  Notes  representing  less  than  100% of the  aggregate  Note
Balance  of the Notes to sell or  liquidate  the Trust  Estate  shall be of no force and effect; and

            (d)   the  Indenture  Trustee  may take any  other  action  deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding  the rights of Noteholders set forth in this Section,  subject to  Section 6.01,  the  Indenture  Trustee  need not take any  action  that it determines  (in its sole  discretion)  might  involve it in liability or might materially  adversely  affect the rights of any  Noteholders not consenting to such action, unless the Trustee has received  satisfactory  indemnity from the
Enhancer or a Noteholder.

      Section 5.12      Waiver of Past Defaults.  Prior to the  declaration of
the  acceleration  of the  maturity of the Notes as provided in Section  5.02, the Enhancer (so long as no Enhancer  Default  exists) or the  Noteholders  of not less than a majority of the aggregate Note Balance of the Notes,  with the consent  of the  Enhancer,  may  waive  any  past  Event  of  Default  and its consequences,  except an Event of  Default  (a) with  respect  to  payment  of principal  of or  interest on any of the Notes or (b) in respect of a covenant or provision  hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver,  the Issuer,  the
Indenture  Trustee and the Noteholders  shall be restored to their  respective former positions and rights hereunder;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

      Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this
Indenture;  but no such waiver shall extend to any  subsequent  or other Event of Default or impair any right consequent thereto.

      Section 5.13      Undertaking  for Costs.  All parties to this Indenture
agree,  and each  Noteholder  by such  Noteholder's  acceptance of the related
Note  shall be deemed  to have  agreed,  that any court may in its  discretion require,  in any Proceeding  for the  enforcement of any right or remedy under this  Indenture,  or in any Proceeding  against the Indenture  Trustee for any action taken,  suffered or omitted by it as Indenture  Trustee,  the filing by any party  litigant in such  Proceeding of an  undertaking to pay the costs of such Proceeding,  and that such court may in its discretion  assess reasonable costs,  including  reasonable  attorneys' fees,  against any party litigant in such Proceeding,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions of this Section
5.13  shall  not  apply  to (a) any  Proceeding  instituted  by the  Indenture
Trustee,  (b)  any  Proceeding  instituted  by any  Noteholder,  or  group  of
Noteholders,  in each  case  holding  in the  aggregate  more  than 10% of the aggregate  Note Balance of the Notes or (c) any  Proceeding  instituted by any
Noteholder  for the  enforcement of the payment of principal of or interest on any Note on or after the  respective  due dates  expressed in such Note and in this Indenture.

      Section 5.14      Waiver  of  Stay  or   Extension   Laws.   The  Issuer
covenants  (to the extent that it may  lawfully do so) that it will not at any time  insist  upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage  of, any stay or extension law wherever  enacted,  now or at any  time  hereafter  in  force,  that  may  affect  the  covenants  or the performance  of this  Indenture;  and the Issuer  (to the  extent  that it may lawfully do so) hereby  expressly  waives all benefit or advantage of any such law, and covenants that it shall not hinder,  delay or impede the execution of any power herein granted to the Indenture Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.15      Sale of Trust Estate.

            (a)   The  power  to  effect  any  sale or  other  disposition  (a
"Sale")  of any  portion  of the Trust  Estate  pursuant  to  Section 5.04  is expressly  subject to the provisions of  Section 5.05  and this  Section 5.15.
The power to effect  any such Sale shall not be  exhausted  by any one or more
Sales as to any  portion  of the  Trust  Estate  remaining  unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this Indenture and under the Insurance
Agreement  shall have been paid.  The Indenture  Trustee may from time to time postpone any public Sale by public  announcement made at the time and place of such Sale.  The Indenture  Trustee  hereby  expressly  waives its right to any amount fixed by law as compensation for any Sale.

            (b)   The  Indenture  Trustee  shall not in any private  Sale sell the Trust Estate, or any portion thereof, unless:

                  (i)   the  Noteholders of all Notes and the Enhancer  direct
      the  Indenture  Trustee  to  make  such  Sale  in  accordance  with  the provisions of Section 5.04,

                  (ii)  the  proceeds  of such Sale would be not less than the entire amount that would be payable to the Noteholders  under the Notes, the  Certificateholders  under  the  Certificates  and the  Enhancer  in respect of amounts  drawn under the Policy and any other amounts due the
      Enhancer  under the  Insurance  Agreement,  in full  payment  thereof in accordance  with  Section 5.02,  on the Payment Date next succeeding the date of such Sale, or

                  (iii) the  Indenture   Trustee   determines,   in  its  sole
      discretion,  that the  conditions  for retention of the Trust Estate set
      forth  in   Section 5.05   cannot  be  satisfied  (in  making  any  such
      determination,  the Indenture Trustee may rely and shall be protected in relying  in good faith  upon an  opinion  of an  Independent  investment banking firm  obtained and delivered as provided in  Section 5.05),  and the  Enhancer  consents  to  such  Sale  (which  consent  shall  not  be unreasonably  withheld),  and the  Noteholders of Notes  representing at least 66 2/3% of the  aggregate  Note  Balance  of the Notes  consent to such Sale.

The  purchase  by the  Indenture  Trustee  of all or any  portion of the Trust
Estate at a  private  Sale  shall  not be  deemed a Sale or other  disposition thereof for purposes of this Section 5.15(b).

            (c)   Unless  the   Noteholders   and  the  Enhancer   shall  have
otherwise  consented or directed the Indenture Trustee,  at any public Sale of all or any  portion  of the Trust  Estate  at which a minimum  bid equal to or
greater than the amount  described in paragraph  (ii) of Section   5.15(b) has
not been  established  by the  Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the Indenture Trustee shall bid an amount at least  $1.00 more than the  highest  other  bid,  which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

            (d)   In  connection  with a Sale  of  all or any  portion  of the
Trust Estate:

                  (i)   any  Noteholder  may bid for and,  with the consent of
      the  Enhancer,   purchase  the  property  offered  for  sale,  and  upon
      compliance  with the  terms of sale may hold,  retain  and  possess  and dispose of such property,  without further  accountability,  and may, in paying the  purchase  money  therefor,  deliver  any Notes or claims for interest  thereon in lieu of cash up to the  amount  which  shall,  upon distribution of the net proceeds of such sale, be payable  thereon,  and such Notes,  in case the amounts so payable  thereon  shall be less than the amount due  thereon,  shall be returned to the  Noteholders  thereof after being appropriately stamped to show such partial payment;

                  (ii)  the  Indenture  Trustee  may bid for and  acquire  the property  offered  for Sale in  connection  with any Sale  thereof  and, subject  to  any  requirements  of,  and  to the  extent  permitted  by, applicable law in connection therewith,  may purchase all or any portion of  the  Trust  Estate  in a  private  sale.  In  lieu  of  paying  cash therefor,  the Indenture  Trustee may make  settlement  for the purchase price by  crediting  the gross  Sale  price  against  the sum of (A) the
      amount  that  would  be   distributable   to  the  Noteholders  and  the
      Certificateholders  and  amounts  owing to the  Enhancer  as a result of such Sale in  accordance  with Section  5.04(b) on the Payment Date next succeeding  the date of such Sale and (B) the  expenses  of the Sale and of any Proceedings in connection  therewith that are reimbursable to it, without  being  required to produce  the Notes in order to complete  any such  Sale or in order  for the net Sale  price to be  credited  against such Notes, and any property so acquired by the Indenture  Trustee shall be held and dealt with by it in accordance  with the  provisions of this
      Indenture;

                  (iii) the  Indenture  Trustee  shall  execute and deliver an appropriate  instrument of conveyance  transferring  its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv)  the Indenture Trustee is hereby irrevocably  appointed the agent and  attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust  Estate in  connection  with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v)   no  purchaser  or  transferee  at such a Sale shall be
      bound to ascertain the Indenture Trustee's  authority,  inquire into the satisfaction  of any conditions  precedent or see to the  application of any monies.

      Section 5.16      Action  on Notes.  The  Indenture  Trustee's  right to
seek and recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or  application  of any other relief under or with  respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the Indenture  Trustee or the  Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the
Issuer or by the levy of any  execution  under such  judgment upon any portion of the Trust  Estate or upon any of the  assets  of the  Issuer.  Any money or property  collected by the  Indenture  Trustee  shall be applied in accordance with Section 5.04(b).

      Section 5.17      Performance and Enforcement of Certain Obligations.

            (a)   Promptly  following a written  request  from the Enhancer or the Indenture Trustee (with the written consent of the Enhancer),  the Issuer, in its  capacity  as owner of the  Mortgage  Loans,  shall,  with the  written consent of the Enhancer,  take all such lawful action as the Indenture Trustee may  request  to cause the  Issuer to compel  or secure  the  performance  and observance by the Sellers and the Servicer,  as  applicable,  of each of their obligations to the Issuer under or in connection  with the Purchase  Agreement and the  Servicing  Agreement,  and to exercise any and all rights,  remedies, powers and privileges  lawfully available to the Issuer under or in connection with the Purchase  Agreement and the Servicing  Agreement to the extent and in the manner  directed  by the  Indenture  Trustee,  as pledgee of the  Mortgage
Loans,  including  the  transmission  of notices of default on the part of the
Sellers  or  the  Servicer   thereunder  and  the   institution  of  legal  or
administrative  actions or proceedings to compel or secure  performance by the
Sellers  or the  Servicer  of each of their  obligations  under  the  Purchase
Agreement and the Servicing Agreement.

            (b)   If  an  Event  of  Default   shall  have   occurred  and  be
continuing,  the Indenture Trustee, as pledgee of the Mortgage Loans,  subject to the rights of the Enhancer under the Servicing  Agreement,  may, and at the direction (which  direction shall be in writing or by telephone  (confirmed in writing  promptly  thereafter)) of the Noteholders of 66 2/3% of the aggregate
Note  Balance of the Notes,  shall,  exercise  all rights,  remedies,  powers, privileges  and claims of the Issuer against the Sellers or the Servicer under or in connection  with the Purchase  Agreement  and the  Servicing  Agreement, including  the  right  or  power  to take  any  action  to  compel  or  secure performance or observance by the Sellers or the Servicer,  as the case may be, of each  of  their  obligations  to the  Issuer  thereunder  and to  give  any consent, request, notice, direction,  approval,  extension or waiver under the
Purchase  Agreement and the Servicing  Agreement,  as the case may be, and any right  of  the  Issuer  to  take  such  action  shall  not  be  suspended.  In connection  therewith,  as  determined by the  Indenture  Trustee,  the Issuer shall take all actions  necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                  ARTICLE VI

                            The Indenture Trustee

      Section 6.01      Duties of Indenture Trustee.

            (a)   If  an  Event  of  Default   shall  have   occurred  and  be
continuing,  the Indenture Trustee shall exercise the rights and powers vested in it by this  Indenture  and use the same  degree  of care and skill in their exercise as a prudent Person would exercise or use under the  circumstances in the conduct of such Person's own affairs.

            (b)   Except during the continuance of an Event of Default:

                  (i)   the  Indenture  Trustee  undertakes  to  perform  such
      duties  and only  such  duties  as are  specifically  set  forth in this
      Indenture  and no implied  covenants or  obligations  shall be read into this Indenture against the Indenture Trustee; and

                  (ii)  in  the  absence  of  bad  faith  on  its  part,   the
      Indenture  Trustee  may  conclusively  rely,  as to  the  truth  of  the statements and the correctness of the opinions expressed  therein,  upon certificates,  reports or opinions  furnished to the  Indenture  Trustee
      and  conforming  to  the  requirements  of  this  Indenture;   provided,
      however,  that the Indenture  Trustee  shall  examine the  certificates, reports and  opinions to  determine  whether or not they  conform to the requirements of this Indenture.

            (c)   The  Indenture  Trustee may not be relieved  from  liability for its own  negligent  action,  its own  negligent  failure to act or its own willful misconduct, except that:

                  (i)   this   paragraph   does  not  limit   the   effect  of
      Section 6.01(a);

                  (ii)  the  Indenture  Trustee  shall not be  liable  for any error of judgment made in good faith by a Responsible  Officer unless it is proved that the Indenture  Trustee was negligent in ascertaining  the pertinent facts; and

                  (iii) the  Indenture   Trustee  shall  not  be  liable  with
      respect  to any  action  it  takes  or  omits  to take in good  faith in accordance  with a direction  received by it pursuant to Section 5.11 or any  direction  from the Enhancer  that the Enhancer is entitled to give under any of the Basic Documents.

            (d)   The  Indenture  Trustee  shall not be liable for interest on any money received by it except as the Indenture  Trustee may agree in writing with the Issuer.

            (e)   Money  held in trust by the  Indenture  Trustee  need not be segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

            (f)   No provision of this  Indenture  shall require the Indenture
Trustee  to  expend  or risk  its  own  funds  or  otherwise  incur  financial liability  in  the  performance  of  any of  its  duties  hereunder  or in the exercise of any of its rights or powers,  if it shall have reasonable  grounds to believe  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

            (g)   Every  provision of this  Indenture  relating to the conduct or  affecting  the  liability  of or  affording  protection  to the  Indenture
Trustee  shall  be  subject  to the  provisions  of  this  Section and  to the provisions of TIA.

            (h)   With  respect to each  Payment  Date,  on the  Business  Day following the related  Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other  mutually  agreed-upon  method,  to the  Enhancer  and the  Servicer,  a statement  setting  forth,  to the extent applicable,  (i) during the Pre-Funding  Period,  the Pre-Funded  Amount as of
such Payment  Date and any  transfers of funds in  connection  therewith,  and
(ii) during the Revolving  Period,  the amount of Principal  Collections to be deposited  into the Funding  Account  (including the Reserve  Sub-Account)  in respect  of such  Payment  Date,  and the  amount on  deposit  in the  Funding
Account  (including the Reserve  Sub-Account)  as of such Payment Date,  after giving effect to any amounts so deposited therein.

            (i)   The  Indenture   Trustee  hereby   accepts   appointment  as
Certificate  Paying Agent under the Trust  Agreement and agrees to be bound by the  provisions  of the Trust  Agreement  relating to the  Certificate  Paying
Agent.  The Indenture  Trustee  hereby agrees to be bound by the provisions of
Article IX of the Trust Agreement.

            (j)   The  Indenture  Trustee shall not be required to take notice or be deemed to have notice or knowledge  of any Event of Default  (except for an Event of Default specified in clause (a) of the definition  thereof) unless a  Responsible  Officer of the Indenture  Trustee shall have received  written notice or have  actual  knowledge  thereof.  In the absence of receipt of such notice or such knowledge,  the Indenture Trustee may conclusively  assume that there is no default or Event of Default.

            (k)   The  Indenture  Trustee  shall  have  no  duty to see to any recording  or filing of any  financing  statement  or  continuation  statement evidencing  a  security  interest  or to see to the  maintenance  of any  such recording or filing or to any rerecording or refiling of any thereof.

      Section 6.02      Rights of Indenture Trustee.

            (a)   The  Indenture  Trustee may rely and shall be  protected  in acting or refraining from acting in good faith upon any resolution,  Officer's
Certificate,  opinion  of  counsel,  certificate  of  auditors,  or any  other certificate,  statement, instrument, report, notice, consent or other document believed  by it to be  genuine  and to have been  signed or  presented  by the proper person.  The Indenture  Trustee need not investigate any fact or matter stated in any such document.

            (b)   Before the  Indenture  Trustee acts or refrains from acting, it may  require  an  Officer's  Certificate  or an  Opinion  of  Counsel.  The
Indenture  Trustee  shall  not be liable  for any  action it takes or omits to take in good faith in reliance on any such  Officer's  Certificate  or Opinion of Counsel.

            (c)   The  Indenture  Trustee  may  execute  any of the  trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or  attorneys  or a custodian  or nominee,  and the  Indenture
Trustee shall not be responsible  for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney,  custodian or nominee appointed with due care by it hereunder.

            (d)   The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith  which it believes  to be  authorized  or within its rights or powers;  provided,  however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

            (e)   The  Indenture  Trustee may consult  with  counsel,  and the advice or opinion of counsel  with respect to legal  matters  relating to this
Indenture  and  the  Notes  shall  be  full  and  complete  authorization  and protection from liability in respect to any action taken,  omitted or suffered by it hereunder in good faith and in accordance  with the advice or opinion of such counsel.

            (f)   The Indenture  Trustee  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this  Indenture,  unless it shall be proved that the  Indenture  Trustee was negligent in ascertaining the pertinent facts.

            (g)   Prior to the  occurrence  of an Event of Default  hereunder, and  after  the  curing or  waiver  of all  Events  of  Default  that may have occurred,  the Indenture  Trustee shall not be bound to make any investigation into the facts or matters stated in any  resolution,  certificate,  statement, instrument,  opinion, report, notice, request,  consent, order, approval, bond or other  paper or  document,  unless  requested  in  writing  to do so by the
Enhancer or the  Noteholders  representing  a majority of the  aggregate  Note
Balance;  provided,  however,  that if the payment within a reasonable time to the  Indenture  Trustee of the costs,  expenses  or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the
Indenture  Trustee,  not  assured to the  Indenture  Trustee  by the  security afforded  to it by the terms of this  Indenture,  the  Indenture  Trustee  may require  indemnity  satisfactory  to the Indenture  Trustee against such cost, expense or liability as a condition to taking any such action.

            (h)   The  Indenture  Trustee  shall  be under  no  obligation  to exercise  any of the  trusts or powers  vested in it by this  Indenture  or to institute,  conduct or defend any litigation  hereunder or in relation  hereto at the request,  order or direction of any of the Enhancer or the Noteholders, pursuant  to the  provisions  of this  Indenture,  unless the  Enhancer or the
Noteholders  shall have offered to the Indenture Trustee  reasonable  security or  indemnity  against  the  costs,  expenses  and  liabilities  which  may be incurred therein or thereby;  nothing contained herein shall, however, relieve the Indenture  Trustee of the  obligation,  upon the occurrence of an Event of
Default  (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this Indenture,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      Section 6.03      Individual   Rights   of   Indenture   Trustee.    The
Indenture  Trustee  in its  individual  or any other  capacity  may become the owner or  pledgee  of Notes  and may  otherwise  deal  with the  Issuer or its
Affiliates  with  the same  rights  it  would  have if it were  not  Indenture
Trustee.  Any Note Registrar,  co-registrar or co-paying agent may do the same with like rights.  However,  the  Indenture  Trustee must comply with Sections
6.11 and 6.12.

      Section 6.04      Indenture   Trustee's   Disclaimer.    The   Indenture
Trustee shall not be  (i) responsible  for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii) accountable for the Issuer's use of the proceeds from the Notes or  (iii) responsible  for any statement  of the  Issuer  in this  Indenture  or in any  document  issued  in connection  with  the  sale of the  Notes  or in the  Notes,  other  than  the
Indenture Trustee's certificate of authentication thereon.

      Section 6.05      Notice  of Event of  Default.  If an Event of  Default
shall  occur and be  continuing,  and if such  Event of  Default is known to a
Responsible  Officer of the  Indenture  Trustee,  then the  Indenture  Trustee shall give  prompt  notice  thereof to the  Enhancer.  The  Indenture  Trustee shall mail to each  Noteholder  notice of such Event of Default within 90 days after it  occurs.  Except in the case of an Event of Default  with  respect to the payment of principal  of or interest on any Note,  the  Indenture  Trustee may  withhold  such  notice if and so long as a committee  of its  Responsible
Officers  in good faith  determines  that  withholding  such  notice is in the interests of the Noteholders.

      Section 6.06      Reports  by  Indenture  Trustee  to  Noteholders.  The
Indenture  Trustee shall deliver to each Noteholder such information as may be required to enable  such  Noteholder  to prepare its federal and state  income tax returns.  In addition,  upon Issuer Request,  the Indenture  Trustee shall promptly furnish such information  reasonably  requested by the Issuer that is reasonably  available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

      Section 6.07      Compensation  and  Indemnity.  The  Indenture  Trustee
shall be  compensated  and  indemnified  by the  Servicer in  accordance  with
Section  6.06 of the  Servicing  Agreement.  All amounts  owing the  Indenture
Trustee  hereunder in excess of such amount, as well as any amount owed to the
Indenture Trustee in accordance with Section 6.06 of the Servicing  Agreement, to the  extent  the  Servicer  has  failed to pay such  amount,  shall be paid solely as provided  in Section  3.05 hereof  (subject  to the  priorities  set forth therein).  The Indenture Trustee's  compensation shall not be limited by any law on  compensation  of a trustee of an express  trust.  The Issuer shall reimburse  the Indenture  Trustee for all  reasonable  out-of-pocket  expenses incurred  or made by it,  including  costs of  collection,  in addition to the compensation  for its  services.  Such expenses  shall include the  reasonable compensation,  expenses, disbursements and advances of the Indenture Trustee's agents,  counsel,  accountants  and experts.  The Issuer shall  indemnify  the
Indenture  Trustee against any and all loss,  liability or expense  (including attorneys' fees) incurred by it in connection with the  administration of this trust and the  performance  of its duties  hereunder.  The  Indenture  Trustee shall  notify  the  Issuer  promptly  of any  claim  for  which  it  may  seek indemnity.  Failure by the  Indenture  Trustee  to so notify the Issuer  shall not relieve the Issuer of its obligations  hereunder.  The Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the
Issuer  shall pay the fees and  expenses  of such  counsel.  The Issuer is not obligated to reimburse  any expense or indemnify  against any loss,  liability or expense incurred by the Indenture  Trustee through the Indenture  Trustee's own willful misconduct, negligence or bad faith.

      The Issuer's  payment  obligations to the Indenture  Trustee pursuant to this  Section 6.07  shall  survive the discharge of this  Indenture.  When the
Indenture  Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the  definition  thereof with respect to the
Issuer,  such expenses are intended to constitute  expenses of  administration under  Title 11 of the United States Code or any other  applicable  federal or state bankruptcy, insolvency or similar law.

      Section 6.08      Replacement  of Indenture  Trustee.  No resignation or
removal of the Indenture  Trustee and no appointment of a successor  Indenture
Trustee shall become  effective  until the  acceptance of  appointment  by the successor  Indenture  Trustee  pursuant to this Section  6.08.  The  Indenture
Trustee may resign at any time by so  notifying  the Issuer and the  Enhancer.
The Enhancer or the  Noteholders  of a majority of the aggregate  Note Balance of the Notes may remove the  Indenture  Trustee by so notifying  the Indenture
Trustee  and the  Enhancer  (if given by such  Noteholders)  and may appoint a successor  Indenture  Trustee.  Unless a Servicer  Default has occurred and is continuing,  the  appointment  of any  successor  Indenture  Trustee  shall be subject to the prior  written  approval  of the  Servicer.  The  Issuer  shall remove the Indenture Trustee if:

            (a)   the Indenture Trustee fails to comply with Section 6.11;

            (b)   the Indenture Trustee is adjudged a bankrupt or insolvent;

            (c)   a  receiver  or other  public  officer  takes  charge of the
Indenture Trustee or its property; or

            (d)   the  Indenture   Trustee   otherwise  becomes  incapable  of
fulfilling its duties under the Basic Documents.

      If the Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the Indenture  Trustee for any reason (the Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture  Trustee), the Issuer  shall  promptly  appoint a successor  Indenture  Trustee  with the consent of the Enhancer,  which consent  shall not be  unreasonably  withheld.
In addition,  the Indenture  Trustee  shall resign to avoid being  directly or indirectly controlled by the Issuer.

      A successor  Indenture Trustee shall deliver a written acceptance of its appointment to the retiring  Indenture  Trustee and to the Issuer.  Thereupon, the  resignation  or removal of the retiring  Indenture  Trustee  shall become effective,  and the  successor  Indenture  Trustee  shall have all the rights, powers  and  duties  of  the  Indenture  Trustee  under  this  Indenture.  The successor  Indenture  Trustee  shall  mail a notice of its  succession  to the
Noteholders.  The  retiring  Indenture  Trustee  shall  promptly  transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

      If a successor  Indenture  Trustee  does not take office  within 60 days after the retiring Indenture Trustee resigns or is removed,  then the retiring
Indenture  Trustee,  the Issuer or the  Noteholders of a majority of aggregate
Note Balance of the Notes may  petition  any court of  competent  jurisdiction for the appointment of a successor Indenture Trustee.

      If  the  Indenture  Trustee  fails  to  comply  with  Section 6.11,  any
Noteholder  may petition any court of competent  jurisdiction  for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

      Notwithstanding  the  replacement of the Indenture  Trustee  pursuant to this Section,  the Issuer's  obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

      Section 6.09      Successor   Indenture   Trustee  by  Merger.   If  the
Indenture  Trustee  consolidates  with,  merges or converts into, or transfers all or  substantially  all its corporate  trust business or assets to, another
corporation  or  banking  association,   then  the  resulting,   surviving  or
transferee  corporation  without  any  further  act  shall  be  the  successor
Indenture  Trustee;  provided,  that such  corporation or banking  association shall be otherwise  qualified and eligible  under Section 6.11.  The Indenture
Trustee  shall  provide the Rating  Agencies  with written  notice of any such transaction occurring after the Closing Date.

      If at  the  time  of  any  such  succession  by  merger,  conversion  or consolidation,  any of  the  Notes  shall  have  been  authenticated  but  not delivered,  then any such  successor  to the  Indenture  Trustee may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such
Notes so  authenticated.  If at such time any of the Notes shall not have been authenticated,  any successor to the Indenture  Trustee may authenticate  such
Notes  either in the name of any  predecessor  hereunder or in the name of the successor to the Indenture  Trustee;  and in all such cases, such certificates shall  have  the  full  force  that it is  anywhere  in the  Notes  or in this
Indenture provided that the certificate of the Indenture Trustee shall have.

      Section 6.10      Appointment  of  Co-Indenture  Trustee  or  Separate
Indenture Trustee.

            (a)   Notwithstanding  any other provisions of this Indenture,  at
any  time,   for  the  purpose  of  meeting  any  legal   requirement  of  any
jurisdiction  in  which  any  part of the  Trust  Estate  may at such  time be located,  the  Indenture  Trustee  shall  have the power and may  execute  and deliver all  instruments to appoint one or more Persons to act as a co-trustee or co-trustees,  or separate trustee or separate trustees,  of all or any part of the Issuer,  and to vest in such Person or Persons,  in such  capacity  and for the benefit of the  Noteholders,  such title to the Trust  Estate,  or any part thereof,  and,  subject to the other  provisions  of this  Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider  necessary or desirable.  No co trustee or separate trustee hereunder shall be required  to meet the terms of  eligibility  as a  successor  trustee under Section 6.11, and no notice to Noteholders of the  appointment of any co trustee or separate trustee shall be required under Section 6.08 hereof.

            (b)   Every separate  trustee and co-trustee  shall, to the extent permitted by law, be  appointed  and act subject to the  following  provisions and conditions:

                  (i)   all rights,  powers,  duties and obligations conferred
      or imposed  upon the  Indenture  Trustee  shall be  conferred or imposed upon and  exercised  or  performed  by the  Indenture  Trustee  and such separate  trustee or co-trustee  jointly (it being  understood that such separate  trustee or  co-trustee  is not  authorized  to act  separately without  the  Indenture  Trustee  joining  in such  act),  except to the extent that under any law of any  jurisdiction  in which any  particular act  or  acts  are  to be  performed  the  Indenture  Trustee  shall  be incompetent  or  unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of
      title  to  the  Trust  Estate  or  any  portion   thereof  in  any  such
      jurisdiction)  shall be exercised and performed  singly by such separate trustee or  co-trustee,  but solely at the  direction  of the  Indenture
      Trustee;

                  (ii)  no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the  Indenture  Trustee  may at any  time  accept  the resignation of or remove any separate trustee or co-trustee.

            (c)   Any notice,  request or other writing given to the Indenture
Trustee  shall be  deemed  to have  been  given  to each of the then  separate trustees and  co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this
Indenture and the  conditions  of this Article VI. Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly with the Indenture Trustee or separately,  as may be provided therein, subject to all the provisions of this Indenture,  specifically including every provision  of  this  Indenture  relating  to the  conduct  of,  affecting  the liability of, or affording  protection to, the Indenture  Trustee.  Every such instrument shall be filed with the Indenture Trustee.

            (d)   Any  separate   trustee  or  co-trustee   may  at  any  time
constitute  the Indenture  Trustee,  its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Indenture  on its behalf and in its name.  If any separate  trustee or  co-trustee  shall die,  become  incapable of acting, resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6.11      Eligibility;  Disqualification.  The Indenture Trustee
shall at all times  satisfy the  requirements  of TIA § 310(a).  The Indenture
Trustee shall have a combined  capital and surplus of at least  $50,000,000 as set forth in its most recent  published  annual  report of condition and it or its parent  shall have a  long-term  debt  rating of "A" or better by Moody's.
The Indenture  Trustee shall comply with TIA § 310(b),  including the optional provision  permitted  by the second  sentence  of TIA §  310(b)(9);  provided, however,  that there shall be excluded  from the  operation of TIA § 310(b)(1)
any  indenture or  indentures  under which other  securities of the Issuer are outstanding  if  the  requirements  for  such  exclusion  set  forth  in TIA §
310(b)(1) are met.

      Section 6.12      Preferential  Collection  of  Claims  Against  Issuer.
The Indenture  Trustee shall comply with TIA § 311(a),  excluding any creditor relationship  listed in TIA § 311(b).  An Indenture  Trustee that has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

      Section 6.13      Representations   and   Warranties.    The   Indenture
Trustee hereby represents and warrants that:

            (a)   The Indenture  Trustee is duly organized,  validly  existing and in  good  standing  as a  national  banking  association  with  power  and authority  to  own  its  properties  and  to  conduct  its  business  as  such properties are currently owned and such business is currently conducted.

            (b)   The  Indenture  Trustee  has  the  power  and  authority  to execute  and  deliver  this  Indenture  and to carry  out its  terms;  and the
execution,   delivery  and  performance  of  this  Indenture  have  been  duly authorized by the Indenture Trustee by all necessary corporate action.

            (c)   The  consummation of the  transactions  contemplated by this
Indenture  and the  fulfillment  of the  terms  hereof do not  conflict  with, result in any  breach of any of the terms  and  provisions  of, or  constitute
(with or without  notice or lapse of time) a default  under,  the  articles of organization  or bylaws of the  Indenture  Trustee or any  agreement  or other instrument to which the Indenture Trustee is a party or by which it is bound.

            (d)   To the  Indenture  Trustee's  best  knowledge,  there are no
Proceedings  or  investigations   pending  or  threatened  before  any  court,
regulatory body,  administrative agency or other governmental  instrumentality
having   jurisdiction  over  the  Indenture  Trustee  or  its  properties  (A)
asserting  the  invalidity  of this  Indenture,  (B)  seeking to  prevent  the consummation of any of the transactions  contemplated by this Indenture or (C)
seeking  any  determination  or ruling  that might  materially  and  adversely affect the performance by the Indenture  Trustee of its obligations  under, or the validity or enforceability of, this Indenture.

            (e)   The  Indenture  Trustee  does not have notice of any adverse claim  (as such  terms are used in  Section 8-302  of the UCC in effect in the
State of Delaware) with respect to the Mortgage Loans.

      Section 6.14      Directions   to  Indenture   Trustee.   The  Indenture
Trustee is hereby directed:

            (a)   to  accept  the  pledge of the  Mortgage  Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

            (b)   to authenticate  and deliver the Notes  substantially in the form  prescribed by Exhibit A in accordance  with the terms of this Indenture;
and

            (c)   to take all other  actions as shall be  required to be taken by the terms of this Indenture.

      Section 6.15      Indenture  Trustee May Own  Securities.  The Indenture
Trustee,  in its  individual  or any other  capacity,  may become the owner or pledgee  of  Securities  with the  same  rights  it would  have if it were not
Indenture Trustee.

                                 ARTICLE VII

                        Noteholders' Lists and Reports

      Section 7.01      Issuer  to  Furnish   Indenture  Trustee  Names  and
Addresses of  Noteholders.  The Issuer shall  furnish or cause to be furnished to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and  addresses of the  Noteholders  as of such Record  Date,  and (b) at such other  times as the  Indenture  Trustee and the  Enhancer  may request in writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and  content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however,  that for so long as the
Indenture Trustee is the Note Registrar, no such list need be furnished.

      Section 7.02      Preservation  of  Information;   Communications   to
Noteholders.

            (a)   The Indenture  Trustee shall preserve,  in as current a form as is  reasonably  practicable,  the names and  addresses  of the  Noteholders contained  in the most  recent  list  furnished  to the  Indenture  Trustee as provided  in  Section 7.01  and the names  and  addresses  of the  Noteholders received  by the  Indenture  Trustee in its  capacity as Note  Registrar.  The
Indenture  Trustee may destroy  any list  furnished  to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

            (b)   Noteholders  may communicate  pursuant to TIA § 312(b)  with other  Noteholders  with respect to their rights under this Indenture or under the Notes.

            (c)   The Issuer,  the  Indenture  Trustee and the Note  Registrar
shall have the protection of TIA § 312(c).

      Section 7.03      Reports by Issuer.

            (a)   The Issuer shall:

                  (i)   file with the Indenture Trustee,  within 15 days after
      the Issuer is required to file the same with the  Commission,  copies of the annual reports and the information,  documents and other reports (or copies of such  portions of any of the foregoing as the  Commission  may from time to time by rules and  regulations  prescribe)  that the Issuer may be required to file with the  Commission  pursuant to  Section 13 or
      15(d) of the Exchange Act;

                  (ii)  file with the  Indenture  Trustee and the  Commission, in accordance  with rules and  regulations  prescribed from time to time by the Commission,  such additional  information,  documents and reports with  respect  to  compliance  by the  Issuer  with the  conditions  and covenants  of this  Indenture  as may be  required  from time to time by such rules and regulations; and

                  (iii) supply to the  Indenture  Trustee  (and the  Indenture
      Trustee  shall  transmit  by mail to all  Noteholders  described  in TIA
      § 313(c))  such  summaries  of any  information,  documents  and reports required to be filed by the Issuer  pursuant to clauses (i)  and (ii) of this  Section 7.03(a) and by rules and regulations  prescribed from time to time by the Commission.

            (b)   Unless the Issuer otherwise  determines,  the fiscal year of the Issuer shall end on December 31 of each year.

      Section 7.04      Reports by  Indenture  Trustee.  If  required by TIA §
313(a),  within  60  days  after  each  January  1,  beginning  with [ ],  the
Indenture  Trustee shall make available to each  Noteholder as required by TIA
§  313(c)  and to the  Enhancer  a brief  report  dated as of such  date  that complies with TIA § 313(a).  The Indenture  Trustee also shall comply with TIA
§ 313(b).

      A copy of each  report at the time of its  distribution  to  Noteholders shall be filed by the Indenture Trustee with the Commission,  if required, and each stock  exchange,  if any, on which the Term Notes are listed.  The Issuer shall  notify the  Indenture  Trustee if and when the Term Notes are listed on any stock exchange.

                                 ARTICLE VIII

                     Accounts, Disbursements and Releases

      Section 8.01      Collection  of Money.  Except as  otherwise  expressly
provided herein,  the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without intervention or assistance of any fiscal agent or other  intermediary,  all money and other property payable to or receivable  by the Indenture  Trustee  pursuant to this  Indenture.  The
Indenture  Trustee  shall  apply all such money  received by it as provided in this Indenture.  Except as otherwise expressly provided in this Indenture,  if any  default  occurs in the  making of any  payment or  performance  under any agreement  or  instrument  that is part of the  Trust  Estate,  the  Indenture
Trustee may take such action as may be  appropriate to enforce such payment or
performance,   including  the   institution  and  prosecution  of  appropriate
Proceedings.  Any such  action  shall be  without  prejudice  to any  right to claim a Default or Event of  Default  under  this  Indenture  and any right to proceed thereafter as provided in Article V.

      Section 8.02      Trust Accounts.

            (a)   On or prior to the Closing Date,  the Issuer shall cause the
Indenture  Trustee to establish  and  maintain,  in the name of the  Indenture
Trustee, for the benefit of the Noteholders,  the Certificate Paying Agent, on
behalf of the  Certificateholders,  and the Enhancer, the Note Payment Account
as provided in Section 3.01 of this Indenture and the Reserve Sub-Account.

            (b)   All monies  deposited  from time to time in the Note Payment
Account pursuant to the Servicing  Agreement and all deposits therein pursuant to this Indenture are for the benefit of the  Noteholders  and the Certificate
Paying Agent, on behalf of the  Certificateholders,  and all investments  made with such monies,  including  all income or other gain from such  investments, are for the  benefit  of the  Servicer  as  provided  in  Section 5.01  of the
Servicing Agreement.

      On each  Payment  Date,  the  Indenture  Trustee  shall  distribute  all amounts on deposit in the Note Payment  Account to the  Noteholders in respect of the  Notes  and,  in its  capacity  as  Certificate  Paying  Agent,  to the
Certificateholders  from the Distribution Account in the order of priority set forth in Section 3.05  (except as otherwise provided in  Section 5.04(b))  and in accordance with the Servicing Certificate.

      All  monies  deposited  from  time to time  in the  Reserve  Sub-Account pursuant  to this  Indenture  are for the benefit of the  Noteholders  and the
Enhancer,  and all investments made with such monies,  including all income or other gain from such investments, are for the benefit of the Noteholders.

      The  Indenture  Trustee  shall  invest  any  funds in the  Note  Payment
Account and the  Reserve  Sub-Account  in  Permitted  Investments  selected in writing by the Servicer  maturing no later than the Business Day preceding the next  succeeding  Payment Date (except that any investment in the  institution with which the Note Payment  Account is maintained  may mature on such Payment
Date)  and  shall  not be  sold or  disposed  of  prior  to the  maturity.  In addition,  such  Permitted  Investments  shall not be  purchased at a price in excess of par. The Indenture  Trustee shall have no liability  whatsoever  for investment  losses on Permitted  Investments,  if such investments are made in accordance with the provisions of this Indenture and the Indenture  Trustee is not the obligor under the Permitted Investment.

      Section 8.03      Officer's  Certificate.  The  Indenture  Trustee shall
receive at least seven days'  notice when  requested by the Issuer to take any action pursuant to Section  8.05(a),  accompanied by copies of any instruments to be executed,  and the Indenture Trustee shall also require,  as a condition to such action, an Officer's  Certificate,  in form and substance satisfactory to the  Indenture  Trustee,  stating  the  legal  effect  of any such  action, outlining the steps  required to complete the same,  and  concluding  that all conditions precedent to the taking of such action have been complied with.

      Section 8.04      Termination  Upon  Distribution to  Noteholders.  This
Indenture and the respective  obligations and  responsibilities  of the Issuer
and  the  Indenture   Trustee   created   hereby  shall   terminate  upon  the
distribution to the  Noteholders,  the  Certificate  Paying Agent on behalf of the  Certificateholders  and the Indenture  Trustee of all amounts required to be distributed  pursuant to Article III; provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the  expiration of 21 years from the death of the survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.  James's,  living on the date hereof.

      Section 8.05      Release of Trust Estate.

            (a)   Subject   to  the   payment  of  its  fees,   expenses   and
indemnification,   the  Indenture  Trustee  may,  and  when  required  by  the provisions  of this  Indenture  or the  Servicing  Agreement,  shall,  execute instruments  to release  property from the lien of this  Indenture,  or convey the  Indenture  Trustee's  interest  in  the  same,  in  a  manner  and  under
circumstances   that  are  not  inconsistent   with  the  provisions  of  this
Indenture.  No Person  relying upon an  instrument  executed by the  Indenture
Trustee as provided in Article VIII hereunder  shall be bound to ascertain the
Indenture   Trustee's   authority,   inquire  into  the  satisfaction  of  any
conditions precedent, or see to the application of any monies.

            (b)   The Indenture  Trustee shall,  at such time as (i) there are no Notes  Outstanding,  (ii) all sums due the  Indenture  Trustee  pursuant to this  Indenture  have been paid and (iii) all sums due the Enhancer  have been paid,  release any  remaining  portion of the Trust  Estate  that  secured the
Notes from the lien of this Indenture.

            (c)   The Indenture  Trustee shall release  property from the lien of this  Indenture  pursuant  to this  Section 8.05  only upon  receipt  of an
Issuer Request  accompanied by an Officers'  Certificate and a letter from the
Enhancer  stating  that the Enhancer has no objection to such request from the
Issuer.

            (d)   The Indenture  Trustee  shall,  at the request of the Issuer or the Depositor, surrender the Policy to the Enhancer for cancellation,  upon final payment of principal of and interest on the Notes.

      Section 8.06      Surrender of Notes Upon Final  Payment.  By acceptance
of any Note,  the  Noteholder  thereof  agrees to  surrender  such Note to the
Indenture  Trustee promptly,  prior to such Noteholder's  receipt of the final payment thereon.

                                  ARTICLE IX

                           Supplemental Indentures

      Section 9.01      Supplemental    Indentures   Without   Consent   of
Noteholders.

            (a)   Without the  consent of the  Noteholders  of any Notes,  but with prior notice to the Rating  Agencies and the prior written consent of the
Enhancer (which consent shall not be  unreasonably  withheld and so long as no
Enhancer  Default  exists),  the  Issuer  and  the  Indenture  Trustee,   when
authorized by an Issuer Request,  at any time and from time to time, may enter into one or more  indentures  supplemental  hereto (which shall conform to the provisions  of  the  Trust  Indenture  Act as in  force  at  the  date  of the execution thereof),  in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i)   to correct or amplify the  description of any property
      at any time subject to the lien of this Indenture,  or better to assure, convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected to the lien of this  Indenture,  or to subject to the lien of this Indenture additional property;

                  (ii)  to evidence the  succession,  in  compliance  with the applicable  provisions  hereof, of another Person to the Issuer, and the assumption  by any such  successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to  add to  the  covenants  of  the  Issuer,  for  the benefit of the  Noteholders  or the Enhancer,  or to surrender any right or power herein conferred upon the Issuer;

                  (iv)  to convey,  transfer,  assign,  mortgage or pledge any property to or with the Indenture Trustee;

                  (v)   to cure any  ambiguity,  to  correct  any  error or to
      correct  or  supplement  any  provision  herein  or in any  supplemental indenture that may be inconsistent  with any other  provision  herein or in any supplemental indenture;

                  (vi)  to make any other  provisions  with respect to matters or  questions  arising  under  this  Indenture  or in  any  supplemental
      indenture;   provided,   that  such  action  shall  not  materially  and
      adversely  affect the interests of the  Noteholders  or the Enhancer (as evidenced by an Opinion of Counsel);

                  (vii) to  evidence  and provide  for the  acceptance  of the appointment  hereunder by a successor  trustee with respect to the Notes and to add to or  change  any of the  provisions  of this  Indenture  as shall be  necessary  to  facilitate  the  administration  of the  trusts hereunder  by more than one  trustee,  pursuant to the  requirements  of
      Article VI; or

                  (viii)      to modify,  eliminate  or add to the  provisions
      of this  Indenture  to such extent as shall be  necessary  to effect the qualification  of this Indenture  under TIA or under any similar federal statute  hereafter  enacted  and to add to  this  Indenture  such  other provisions as may be expressly required by TIA;

provided,  however, that no such supplemental  indenture shall be entered into unless the Indenture  Trustee shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture  will not give rise to any material adverse tax consequence to the Noteholders.

      The Indenture  Trustee is hereby  authorized to join in the execution of
any  such  supplemental   indenture  and  to  make  any  further   appropriate
agreements and stipulations that may be therein contained.

            (b)   The Issuer and the Indenture Trustee,  when authorized by an
Issuer  Request,  may,  without the consent of any  Noteholder  but with prior notice to the Rating  Agencies  and the  Enhancer,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions to, or  changing  in any manner or  eliminating  any of the  provisions  of,  this
Indenture or of modifying  in any manner the rights of the  Noteholders  under this Indenture;  provided,  however,  that such action shall not, as evidenced by an Opinion of Counsel,  (i) adversely  affect in any  material  respect the interests of any  Noteholder  or the Enhancer or  (ii) cause  the Issuer to be subject to an entity level tax.

      Section 9.02      Supplemental  Indentures  With Consent of Noteholders.
The Issuer and the Indenture  Trustee,  when  authorized by an Issuer Request, may,  with prior  notice to the Rating  Agencies  and with the  consent of the
Enhancer and the  Noteholders of not less than a majority of the Note Balances of each Class of Notes affected  thereby,  by Act (as defined in Section 10.03 hereof)  of  such  Noteholders  delivered  to the  Issuer  and  the  Indenture
Trustee,  enter into an indenture or  indentures  supplemental  hereto for the purpose of adding any  provisions to, or changing in any manner or eliminating any of the  provisions  of, this  Indenture  or of modifying in any manner the rights of the Noteholders  under this Indenture;  provided,  however,  that no such  supplemental  indenture shall,  without the consent of the Noteholder of each Note affected thereby:

            (a)   change the date of payment of any  installment  of principal of or  interest on any Note,  or reduce the  principal  amount  thereof or the
Note Rate thereon,  change the  provisions of this  Indenture  relating to the application  of  collections  on, or the  proceeds  of the sale of,  the Trust
Estate to payment of  principal  of or  interest  on the Notes,  or change any place of payment  where,  or the coin or  currency  in which,  any Note or the interest  thereon is payable,  or impair the right to  institute  suit for the enforcement of the provisions of this Indenture  requiring the  application of funds  available  therefor,  as provided in  Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

            (b)   reduce the  percentage  of the Note Balances of any Class of
Notes,  the  consent  of the  Noteholders  of which is  required  for any such supplemental  indenture,  or  the  consent  of the  Noteholders  of  which  is required  for  any  waiver  of  compliance  with  certain  provisions  of this
Indenture or certain defaults  hereunder and their  consequences  provided for in this Indenture;

            (c)   modify  or  alter  the  provisions  of  the  proviso  to the definition of the term  "Outstanding"  or modify or alter the exception in the definition of the term "Noteholder";

            (d)   reduce the  percentage of the aggregate  Note Balance of the
Notes  required to direct the  Indenture  Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

            (e)   modify  any  provision  of  this   Section 9.02   except  to
increase  any  percentage   specified   herein  or  to  provide  that  certain
additional  provisions of this Indenture or the other Basic  Documents  cannot be modified  or waived  without  the  consent of the  Noteholder  of each Note affected thereby;

            (f)   modify  any of the  provisions  of  this  Indenture  in such manner as to affect the  calculation  of the amount of any payment of interest or principal due on any Note on any Payment Date  (including  the  calculation of any of the individual components of such calculation); or

            (g)   permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust
Estate or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture  on any  property  at any time  subject  hereto or deprive the  Noteholder  of any Note of the  security  provided by the lien of this  Indenture;  and  provided  further,  that  such  action  shall  not,  as evidenced  by an  Opinion  of  Counsel,  cause the  Issuer to be subject to an entity level tax.

      The Indenture  Trustee may in its  discretion  determine  whether or not any  Notes  would  be  affected  by any  supplemental  indenture  and any such determination  shall be conclusive upon the Noteholders of all Notes,  whether
theretofore  or  thereafter   authenticated  and  delivered   hereunder.   The
Indenture Trustee shall not be liable for any such  determination made in good faith.

      It shall  not be  necessary  for any Act (as  defined  in  Section 10.03 hereof) of Noteholders  under this Section 9.02 to approve the particular form of any proposed  supplemental  indenture,  but it shall be  sufficient if such
Act shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Indenture  Trustee of any  supplemental  indenture  pursuant  to this  Section 9.02,  the  Indenture
Trustee shall mail to the  Noteholders of the Notes to which such amendment or supplemental  indenture  relates a notice  setting  forth in general terms the substance  of  such  supplemental  indenture.  Any  failure  of the  Indenture
Trustee to mail such notice,  or any defect therein,  shall not,  however,  in any way impair or affect the validity of any such supplemental indenture.

      Section 9.03      Execution of  Supplemental  Indentures.  In executing,
or permitting the additional  trusts  created by, any  supplemental  indenture permitted  by  this  Article  IX or the  modification  thereby  of the  trusts created by this Indenture,  the Indenture Trustee shall be entitled to receive and,  subject to Sections 6.01 and 6.02,  shall be fully  protected in relying upon, an Opinion of Counsel  stating that the  execution of such  supplemental indenture  is  authorized  or  permitted  by  this  Indenture.  The  Indenture
Trustee may, but shall not be obligated  to, enter into any such  supplemental
indenture   that  affects  the  Indenture   Trustee's   own  rights,   duties,
liabilities or immunities under this Indenture or otherwise.

      Section 9.04      Effect of Supplemental  Indenture.  Upon the execution
of  any  supplemental  indenture  pursuant  to  the  provisions  hereof,  this
Indenture  shall  be and  shall  be  deemed  to be  modified  and  amended  in accordance  therewith  with  respect to the Notes  affected  thereby,  and the respective rights,  limitations of rights,  obligations,  duties,  liabilities and immunities under this Indenture of the Indenture  Trustee,  the Issuer and the  Noteholders  shall  thereafter  be  determined,  exercised  and  enforced hereunder subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such  supplemental  indenture shall be and be deemed to be part of the terms and  conditions  of this  Indenture  for any and all purposes.

      Section 9.05      Conformity  with Trust  Indenture Act. Every amendment
of this Indenture and every  supplemental  indenture executed pursuant to this
Article IX shall conform to the  requirements  of TIA as in effect at the time of such  amendment  or  supplement  so long as this  Indenture  shall  then be qualified under TIA.

      Section 9.06      Reference in Notes to Supplemental  Indentures.  Notes
authenticated and delivered after the execution of any supplemental  indenture pursuant to this  Article IX may,  and if required by the  Indenture  Trustee, shall,  bear a notation in form  approved by the  Indenture  Trustee as to any matter  provided  for in such  supplemental  indenture.  If the  Issuer or the
Indenture Trustee shall so determine,  new Notes so modified as to conform, in the opinion of the Indenture  Trustee and the Issuer, to any such supplemental indenture  may be prepared  and executed by the Issuer and  authenticated  and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                  ARTICLE X

                                Miscellaneous

      Section 10.01     Compliance Certificates and Opinions, etc.

            (a)   Upon  any  application  or  request  by  the  Issuer  to the
Indenture  Trustee to take any action under any  provision of this  Indenture, the Issuer shall furnish to the Indenture  Trustee and to the Enhancer  (i) an
Officer's Certificate stating that all conditions precedent,  if any, provided for in this Indenture  relating to the proposed action have been complied with and (ii) an  Opinion of Counsel  stating  that in the opinion of such  counsel all such conditions  precedent,  if any, have been complied with, except that, in the case of any such  application  or request as to which the furnishing of such documents is  specifically  required by any provision of this  Indenture, no additional certificate or opinion need be furnished.

      Every   certificate  or  opinion  with  respect  to  compliance  with  a condition or covenant provided for in this Indenture shall include:

                  (i)   a statement  that each  signatory of such  certificate
      or opinion has read or has caused to be read such  covenant or condition and the definitions herein relating thereto;

                  (ii)  a brief  statement  as to the  nature and scope of the examination  or  investigation  upon which the  statements  or  opinions contained in such certificate or opinion are based;

                  (iii) a  statement   that,  in  the  opinion  of  each  such
      signatory,  such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

                  (iv)  a  statement  as to  whether,  in the  opinion of each such signatory, such condition or covenant has been complied with; and

                  (v)   if the  signer  of  such  certificate  or  opinion  is
      required to be Independent,  the statement required by the definition of the term "Independent."

            (b)   (i)  Prior  to  the  deposit  of  any  Collateral  or  other property  or  securities  with the  Indenture  Trustee  that is to be made the basis for the  release of any  property or  securities  subject to the lien of this  Indenture,  the Issuer shall,  in addition to any obligation  imposed in
Section 10.01(a)  or elsewhere  in this  Indenture,  furnish to the  Indenture
Trustee an  Officer's  Certificate  certifying  or stating the opinion of each person  signing such  certificate as to the fair value (within 90 days of such deposit) to the Issuer of the  Collateral  or other  property or securities to be so deposited.

                  (ii)  Whenever  the  Issuer is  required  to  furnish to the
      Indenture  Trustee an Officer's  Certificate  certifying  or stating the opinion of any signer thereof as to the matters  described in clause (i)
      above,  the  Issuer  shall  also  deliver  to the  Indenture  Trustee an
      Independent  Certificate  as to the same  matters,  if the fair value to the Issuer of the  securities  to be so deposited  and of all other such securities  made the basis of any such  withdrawal  or release since the commencement  of the  then-current  fiscal  year of the  Issuer,  as set forth in the  certificates  delivered  pursuant  to clause (i) above and this clause (ii),  is 10% or more of the  aggregate  Note Balance of the
      Notes,  but such a certificate need not be furnished with respect to any securities so deposited,  if the fair value thereof to the Issuer as set forth in the related Officer's  Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                  (iii) Whenever  any  property  or   securities   are  to  be
      released  from the lien of this  Indenture,  the Issuer shall furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating the  opinion of each  person  signing  such  certificate  as to the fair value  (within 90 days of such  release) of the  property or  securities proposed to be released  and stating  that in the opinion of such person the proposed  release will not impair the security  under this Indenture in contravention of the provisions hereof.

                  (iv)  Whenever  the  Issuer is  required  to  furnish to the
      Indenture  Trustee an Officer's  Certificate  certifying  or stating the opinion of any  signer  thereof as to the  matters  described  in clause
      (iii) above,  the Issuer shall also furnish to the Indenture  Trustee an
      Independent  Certificate as to the same matters if the fair value of the property or securities  and of all other  property,  other than property as  contemplated  by clause (v) below or  securities  released  from the lien  of this  Indenture  since  the  commencement  of the  then-current calendar  year,  as set  forth in the  certificates  required  by clause
      (iii) above and this clause  (iv),  equals 10% or more of the  aggregate
      Note Balance of the Notes,  but such  certificate  need not be furnished in the case of any release of property or  securities  if the fair value thereof as set forth in the related  Officer's  Certificate is less than
      $25,000 or less than one percent of the  aggregate  Note  Balance of the
      Notes.

                  (v)   Notwithstanding  the foregoing,  this Section 10.01(b)
      shall not apply to (A) collection upon,  sales or other  dispositions of the  Mortgage  Loans as and to the extent  permitted  or required by the
      Basic  Documents  or (B) the  making  of cash  payments  out of the Note
      Payment Account as and to the extent  permitted or required by the Basic
      Documents,  so long as the Issuer shall deliver to the Indenture Trustee every  six  months,  commencing  [ ], an  Officer's  Certificate  of the
      Issuer  stating that all the  dispositions  of  Collateral  described in clauses  (A) or  (B)  above  that  occurred  during  the  preceding  six calendar  months (or such longer  period,  in the case of the first such
      Officer's   Certificate)   were  permitted  or  required  by  the  Basic
      Documents and that the proceeds  thereof were applied in accordance with the Basic Documents.

      Section 10.02     Form of Documents Delivered to Indenture Trustee.

      In any case where  several  matters are required to be certified  by, or covered by an opinion of, any specified  Person,  it is not necessary that all such  matters be  certified  by, or covered by the  opinion  of, only one such
Person, or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion  with  respect to some  matters and one or more other such  Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any  certificate  or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it  relates  to legal  matters,  upon a  certificate  or opinion of, or representations  by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know,  that the certificate or opinion or  representations  with respect to the matters upon which his certificate or opinion  is  based  are  erroneous.  Any  such  certificate  of an  Authorized
Officer or Opinion of Counsel  may be based,  insofar as it relates to factual matters,  upon a certificate or opinion of, or representations  by, an officer or officers of any Seller or the Issuer,  stating  that the  information  with respect  to such  factual  matters is in the  possession  of any Seller or the
Issuer,  unless such  counsel  knows,  or in the exercise of  reasonable  care should know, that the certificate or opinion or  representations  with respect to such matters are erroneous.

      Where any  Person  is  required  to make,  give or  execute  two or more applications, requests, consents, certificates,  statements, opinions or other instruments under this Indenture,  they may, but need not, be consolidated and form one instrument.

      Whenever  in this  Indenture,  in  connection  with any  application  or certificate  or report  to the  Indenture  Trustee,  it is  provided  that the
Issuer  shall  deliver any  document as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance with any term hereof, it is intended  that the truth and  accuracy,  at the time of the  granting of such  application or at the effective  date of such  certificate or report (as the case may be), of the facts and opinions  stated in such document  shall in such case be  conditions  precedent  to the  right of the  Issuer to have such application  granted or to the sufficiency of such certificate or report.  The foregoing shall not, however,  be construed to affect the Indenture  Trustee's right to rely  upon  the  truth  and  accuracy  of any  statement  or  opinion contained in any such document as provided in Article VI.

      Section 10.03     Acts of Noteholders.

            (a)   Any  request,  demand,  authorization,   direction,  notice,
consent,  waiver or other  action  provided by this  Indenture  to be given or taken  by  Noteholders  may be  embodied  in  and  evidenced  by  one or  more instruments  of  substantially  similar  tenor signed by such  Noteholders  in person or by agents duly appointed in writing;  and except as herein otherwise expressly  provided such action shall become effective when such instrument or instruments  are delivered to the Indenture  Trustee,  and, where it is hereby expressly  required,  to the Issuer.  Such instrument or instruments  (and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the  Noteholders  signing such  instrument or  instruments.
Proof of execution of any such instrument or of a writing  appointing any such agent shall be  sufficient  for any purpose of this  Indenture and (subject to
Section 6.01) conclusive in favor of the Indenture  Trustee and the Issuer, if made in the manner provided in this Section 10.03.

            (b)   The fact  and date of the  execution  by any  person  of any such  instrument  or writing  may be proved in any manner  that the  Indenture
Trustee deems sufficient.

            (c)   The ownership of Notes shall be proved by the Note Register.

            (d)   Any  request,  demand,  authorization,   direction,  notice,
consent,  waiver or other action by the  Noteholder of any Note shall bind the
Noteholder of every Note issued upon the  registration  thereof or in exchange therefor or in lieu thereof,  in respect of anything done, omitted or suffered to be done  by the  Indenture  Trustee  or the  Issuer  in  reliance  thereon, whether or not notation of such action is made upon such Note.

      Section 10.04     Notices, etc., to Indenture Trustee, Issuer, Enhancer
and Rating Agencies. Any request, demand,  authorization,  direction,  notice, consent,  waiver  or  Act  of  Noteholders  or  other  documents  provided  or permitted by this Indenture  shall be in writing and if such request,  demand, authorization,  direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

            (a)   the  Indenture  Trustee by any  Noteholder  or by the Issuer
shall be sufficient for every purpose hereunder if made,  given,  furnished or filed in  writing to or with the  Indenture  Trustee  at its  Corporate  Trust
Office  with  a  copy  to  __________________.  The  Indenture  Trustee  shall promptly  transmit  any  notice  received  by it from the  Noteholders  to the
Issuer,

            (b)   the Issuer by the  Indenture  Trustee  or by any  Noteholder
shall be  sufficient  for every  purpose  hereunder  if in writing  and mailed first-class,  postage  prepaid to the Issuer  addressed  to:  Home Equity Loan
Trust  [    ]-[   ],  in care of the Owner  Trustee,  or at any other  address previously  furnished in writing to the Indenture  Trustee by the Issuer.  The
Issuer shall promptly  transmit any notice received by it from the Noteholders to the Indenture Trustee, or

            (c)   the Enhancer by the Issuer,  the Indenture Trustee or by any
Noteholders  shall be sufficient for every purpose hereunder to in writing and mailed,  first-class postage pre-paid,  or personally  delivered or telecopied to: Ambac Assurance  Corporation,  One State Street Plaza,  New York, New York
10004,  Attention:  Consumer  Asset-Backed  Securities Group (Home Equity Loan
Trust  [    ]-[   ]),  telecopier  number (212)  208-3394.  The Enhancer shall promptly  transmit any notice  received by it from the Issuer,  the  Indenture
Trustee or the  Noteholders  to the Issuer or Indenture  Trustee,  as the case may be.

      Notices  required to be given to the Rating Agencies by the Issuer,  the
Indenture  Trustee  or the  Owner  Trustee  shall  be in  writing,  personally delivered or mailed by certified  mail,  return receipt  requested,  to (i) in the case of Moody's,  at the following  address:  Moody's  Investors  Service,
Inc., ABS Monitoring  Department,  99 Church Street,  New York, New York 10007
and  (ii) in  the  case  of  Standard  &  Poor's,  at the  following  address:
Standard  &  Poor's,   55 Water   Street,   New  York,  New  York  10041-0003,
Attention:  Asset  Backed  Surveillance  Department;  or,  as to  each  of the foregoing  Persons,  at such other  address as shall be  designated by written notice to the other foregoing Persons.

      Section 10.05     Notices to Noteholders;  Waiver.  Where this Indenture
provides  for  notice  to  Noteholders  of any  event,  such  notice  shall be sufficiently given (unless otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register,  not later than the latest date, and not earlier than the earliest  date,  prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the  sufficiency of such notice  with  respect to other  Noteholders,  and any notice that is mailed in the manner herein  provided shall  conclusively  be presumed to have been duly given regardless of whether such notice is in fact actually received.

      Where this Indenture provides for notice in any manner,  such notice may be waived in writing by any Person  entitled to receive  such  notice,  either before or after the event,  and such waiver  shall be the  equivalent  of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture
Trustee,  but such filing  shall not be a condition  precedent to the validity of any action taken in reliance upon such a waiver.

      In case,  by reason of the  suspension  of  regular  mail  service  as a
result  of  a  strike,  work  stoppage  or  similar  activity,   it  shall  be
impractical  to mail  notice of any event to  Noteholders  when such notice is required to be given  pursuant to any  provision of this  Indenture,  then any manner  of  giving  such  notice  as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

      Where  this  Indenture  provides  for  notice  to the  Rating  Agencies, failure to give such notice shall not affect any other  rights or  obligations created  hereunder,  and shall not under any circumstance  constitute an Event of Default.

      Section 10.06     Alternate     Payment    and    Notice     Provisions.
Notwithstanding  any  provision  of this  Indenture or any of the Notes to the contrary,  the  Issuer  may  enter  into any  agreement  with  any  Noteholder providing for a method of payment,  or notice by the Indenture Trustee to such
Noteholder,  that is different from the methods provided for in this Indenture for such  payments  or  notices.  The Issuer  shall  furnish to the  Indenture
Trustee a copy of each such  agreement and the  Indenture  Trustee shall cause payments  to be  made  and  notices  to  be  given  in  accordance  with  such agreements.

      Section 10.07     Conflict  with Trust  Indenture  Act. If any provision
hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture  by any of the  provisions  of TIA, such required provision shall control.

      The  provisions  of TIA §§ 310  through  317 that  impose  duties on any
Person (including the provisions  automatically  deemed included herein unless expressly  excluded  by  this  Indenture)  are  a  part  of  and  govern  this
Indenture, whether or not physically contained herein.

      Section 10.08     Effect of Headings.  The Article and Section  headings
herein are for convenience only and shall not affect the construction hereof.

      Section 10.09     Successors  and Assigns.  All covenants and agreements
in this  Indenture and the Notes by the Issuer shall bind its  successors  and assigns,  whether  so  expressed  or  not.  All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

      Section 10.10     Severability.   In   case   any   provision   in  this
Indenture  or in the Notes shall be held  invalid,  illegal or  unenforceable, the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      Section 10.11     Benefits of  Indenture.  Nothing in this  Indenture or
in the Notes,  express or implied,  shall give to any  Person,  other than the parties  hereto  and their  successors  hereunder,  and the  Noteholders,  the
Enhancer, and any other party secured hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate,  any benefit or any legal or equitable right,  remedy or claim under this Indenture.  The Enhancer shall be a third party beneficiary of this Indenture.

      Section 10.12     Legal  Holidays.  In any case  where the date on which
any  payment is due shall not be a Business  Day,  then  (notwithstanding  any other  provision of the Notes or this  Indenture)  payment need not be made on such date, but may be made on the next  succeeding  Business Day with the same force  and  effect  as if made on the  date on  which  nominally  due,  and no interest shall accrue for the period from and after any such nominal date.

      Section 10.13     GOVERNING  LAW. THIS  INDENTURE  SHALL BE CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS
CONFLICTS OF LAW PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.14     Counterparts.  This  Indenture  may be executed in any
number of  counterparts,  each of which so  executed  shall be deemed to be an original,  but all such counterparts shall together constitute but one and the same instrument.

      Section 10.15     Recording of Indenture.  If this  Indenture is subject
to recording in any appropriate  public recording  offices,  such recording is to be effected by the Issuer and at its expense  accompanied  by an Opinion of
Counsel  (which  counsel  shall  be  reasonably  acceptable  to the  Indenture
Trustee)  to the  effect  that such  recording  is  necessary  either  for the protection of the  Noteholders  or any other Person  secured  hereunder or for the enforcement of any right or remedy granted to the Indenture  Trustee under this Indenture.

      Section 10.16     Issuer   Obligation.   No   recourse   may  be  taken,
directly or indirectly,  with respect to the  obligations  of the Issuer,  the
Owner  Trustee or the Indenture  Trustee on the Notes or under this  Indenture or any  certificate  or other  writing  delivered  in  connection  herewith or therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee in its
individual capacity,  (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary,  agent, officer, director,  employee or agent  of  the  Indenture  Trustee  or the  Owner  Trustee  in its  individual capacity,  any  holder  of a  beneficial  interest  in the  Issuer,  the Owner
Trustee  or  the  Indenture  Trustee  or of any  successor  or  assign  of the
Indenture Trustee or the Owner Trustee in its individual  capacity,  except as any such  Person  may have  expressly  agreed  (it being  understood  that the
Indenture  Trustee and the Owner  Trustee  have no such  obligations  in their respective individual capacities),  and except that any such partner, owner or beneficiary  shall be fully liable,  to the extent provided by applicable law, for any  unpaid  consideration  for  stock,  unpaid  capital  contribution  or failure  to pay  any  installment  or  call  owing  to  such  entity.  For all purposes of this  Indenture,  in the  performance of any duties or obligations of the Issuer  hereunder,  the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and  provisions  of Articles VI, VII and VIII of the Trust Agreement.

      Section 10.17     No Petition.  The Indenture Trustee,  by entering into
this  Indenture,  and each  Noteholder,  by its  acceptance of a Note,  hereby covenant  and  agree  that  they will not at any time  institute  against  the
Depositor or the Issuer,  or join in any institution  against the Depositor or the Issuer of, any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation proceedings,  or other proceedings under any United States federal or  state  bankruptcy  or  similar  law in  connection  with  any  obligations relating to the Notes, this Indenture or any of the other Basic Documents.

      Section 10.18     Inspection.  The Issuer  agrees  that,  on  reasonable
prior notice,  it shall permit any  representative  of the Indenture  Trustee, during  the  Issuer's  normal  business  hours,  to  examine  all the books of account,  records,  reports and other papers of the Issuer, to make copies and extracts  therefrom,  to  cause  such  books  to  be  audited  by  Independent certified public  accountants,  and to discuss the Issuer's affairs,  finances and accounts with the Issuer's officers,  employees, and Independent certified public  accountants,  all at such  reasonable  times  and as  often  as may be reasonably  requested.  The  Indenture  Trustee  shall  and  shall  cause  its representatives  to hold in  confidence  all such  information  except  to the extent disclosure may be required by law (and all reasonable  applications for confidential  treatment  are  unavailing)  and except to the  extent  that the
Indenture Trustee may reasonably  determine that such disclosure is consistent with its obligations hereunder.

      IN WITNESS  WHEREOF,  the Issuer and the  Indenture  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized, all as of the day and year first above written.

                                    HOME EQUITY LOAN TRUST [    ]-[   ], as
                                    Issuer

                                    By:  _________________, not in its
                                         individual capacity but solely as
                                         Owner Trustee

                                    By:
                                         Name:
                                         Title:

                                    __________________, as Indenture Trustee

                                    By:
                                         Name:
                                         Title:

__________________
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:
      Name:
      Title:

Signatures and Seals

STATE OF _______________      )
      )     ss.:
COUNTY OF _____________ )

      On this ___ day of [     ], before me personally appeared ____________,
to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of _______________, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

      Notary Public

Acknowledgements

STATE OF    )
      ) ss.:
COUNTY OF   )

      On this ___ day of [     ], before me personally appeared __________,
to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________; that he/she is the ___________ of
__________________, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

      Notary Public

NOTORIAL SEAL

APPENDIX A

DEFINITIONS

Addition Notice: With respect to the transfer of Subsequent Mortgage Loans to the Issuer by a Seller pursuant to Section 2.2 of the Purchase Agreement (in substantially the form set forth in Exhibit 3 to such agreement), a notice given by the respective Seller to the Rating Agencies, the Indenture Trustee, the Enhancer and the Owner Trustee, which shall be given not later than seven Business Days prior to the related Subsequent Transfer Date, of (i) the Seller’s designation of Subsequent Mortgage Loans to be sold to the Issuer and (ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans.

Additional Balance: With respect to any Mortgage Loan, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent Cut-Off Date, together with all money due or to become due in respect of such Draw; provided, however, that any Draw during the Rapid Amortization Period shall be an Excluded Amount, shall not be acquired by the Trust and shall not be an Additional Balance.

Additional Balance Increase Amount: Shall mean (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances conveyed to the Trust Estate, over (ii) Principal Collections and Excess Spread applied to purchase those Additional Balances from the Funding Account and/or the Custodial Account minus (b) amounts paid on previous Payment Dates to the holders of the Certificates as an Additional Balance Increase Amount.

Advance: An advance of funds made by a Holder of Variable Pay Revolving Notes in connection with the related Targeted Final Payment Date.

Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

Amortization Periods: Collectively, the Managed Amortization Period and the Rapid Amortization Period.

Appraised Value: With respect to any Mortgaged Property, either (x) the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the later of the application for the Mortgage Loan secured by such Mortgaged Property or any subsequent increase or decrease in the related Credit Limit, or to reduce or eliminate the amount of any primary mortgage insurance, or (y) if the sales price of such Mortgaged Property is considered in accordance with the underwriting criteria applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

Base Specified Overcollateralization Amount: Shall mean [ ]% of the Initial Aggregate Note Balance.

Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Policy, the Servicing Agreement, the Custodial Agreement, any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

Billing Cycle: With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Delaware or any State in which the Corporate Trust Office are required or authorized by law to be closed.

Capitalized Interest Account: The account established and maintained pursuant to Section 3.19 of the Servicing Agreement.

Capitalized Interest Requirement: With respect to each Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding Period, the excess, if any of (i) the sum of (A) the amount of interest that would accrue at the Net

2

WAC Rate for the related Interest Period on the amount on deposit in the Pre-Funding Account as of the close of business on the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) and (B) the amount of any fees paid to the Enhancer for the Policy, over (ii) the amount of reinvestment earnings since the preceding Payment Date (or the Closing Date, in the case of the first Payment Date) in the Pre-Funding Account.

Certificate Balance: The excess, if any, of the Principal Balance of the Mortgage Loans over the aggregate outstanding principal balance of the Notes.

Certificate Distribution Amount: For any Payment Date, the amount, if any, distributable on the Certificates for such Payment Date pursuant to Section 3.05(a)(xv) of the Indenture.

Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

Certificate Paying Agent: The Certificate Paying Agent appointed pursuant to Section 3.10 of the Trust Agreement. Initially the Indenture Trustee has been appointed as the Certificate Paying Agent.

Certificate Percentage Interest: With respect to any Payment Date and any Certificate, the Percentage Interest for such Certificate.

Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

Certificate Registrar: The Certificate Registrar appointed pursuant to Section 3.05 of the Trust Agreement. Initially the Indenture Trustee has been appointed as the Certificate Registrar.

Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of the Owner Trustee or the Indenture Trustee shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee’s right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

Certificates: The Certificates issued pursuant to the Trust Agreement.

Class: With respect to any Note, all Notes that bear the same class designation, (i.e., the Class A-1 Notes as a group, the Class A-2 Notes as a group, the Class A-3 Notes as a group, the

3

Class A-1 Variable Pay Revolving Notes as a group, the Class A-2 Variable Pay Revolving Notes as a group or the Class A-3 Variable Pay Revolving Notes as a group).

Class A-1 Notes: The Class A-1 Home Equity Loan-Backed Term Notes, Series [    ]-☐, in substantially the form set forth in Exhibit A-1 to the Indenture.

Class A-1 Variable Pay Revolving Notes: The Class A-1 Home Equity Loan-Backed Variable Pay Revolving Notes, Series [    ]-☐, in substantially the form set forth in Exhibit A-2 to the Indenture, which will relate to, and provide for the option to make an Advance in connection with the Targeted Final Payment Date of, the Class A-1 Notes.

Class A-2 Notes: The Class A-2 Home Equity Loan-Backed Term Notes, Series [    ]-☐, in substantially the form set forth in Exhibit A-1 to the Indenture.

Class A-2 Variable Pay Revolving Notes: The Class A-2 Home Equity Loan-Backed Variable Pay Revolving Notes, Series [    ]-☐, in substantially the form set forth in Exhibit A-2 to the Indenture, which will relate to, and provide for the option to make an Advance in connection with the Targeted Final Payment Date of, the Class A-2 Notes.

Class A-3 Notes: The Class A-3 Home Equity Loan-Backed Term Notes, Series [    ]-☐, in substantially the form set forth in Exhibit A-1 to the Indenture.

Class A-3 Variable Pay Revolving Notes: The Class A-3 Home Equity Loan-Backed Variable Pay Revolving Notes, Series [    ]-☐, in substantially the form set forth in Exhibit A-2 to the Indenture, which will relate to, and provide for the option to make an Advance in connection with the Targeted Final Payment Date of, the Class A-3 Notes.

Closing Date: _________________.

Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

Collateral: The meaning specified in the Granting Clause of the Indenture.

Collection Period: With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

Collections: With respect to any Collection Period, all Interest Collections and Principal Collections during such Collection Period.

Combined Loan-to-Value Ratio or CLTV: With respect to each Mortgage Loan, the ratio, expressed as a percentage, of the sum of (i) the Credit Limit and (ii) any outstanding principal balance, at origination of such Mortgage Loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

Commission: The Securities and Exchange Commission.

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Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at (i) for Note and Certificate transfer purposes: ___________________ and (ii) for all other purposes, such office shall be located at ______________________. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at ____________________.

Credit Limit: With respect to any Mortgage Loan, the maximum Principal Balance permitted under the terms of the related Loan Agreement.

Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

Custodial Agreement: The Custodial Agreement, dated the Closing Date, among the Custodian, the Indenture Trustee, the Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

Custodian: [ ] and its successors and assigns, as applicable pursuant to the Custodial Agreement, or any other successor custodian of the Mortgage Files appointed by the Indenture Trustee and reasonably acceptable to the Enhancer and the Servicer.

Cut-Off Date: ________________.

Cut-Off Date Principal Balance: With respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

Deficiency Amount: With respect to any Payment Date and the Notes, an amount equal to the sum of (a) the amount by which the aggregate amount of accrued interest on the Notes (excluding any Relief Act Shortfalls for such Payment Date) at the respective Note Rates on such Payment Date exceeds the amount on deposit in the Note Payment Account available for interest distributions on the Notes on such Payment Date and (b)(i) with respect to any Payment Date that is not the Final Payment Date, any Liquidation Loss Amount with respect to the Mortgage Loans for such Payment Date, to the extent not distributed as part of the Principal Distribution Amount to the Holders of the Notes on such Payment Date or deposited into the Funding Account as part of the Principal Distribution Amount for such Payment Date or applied to reduce the Overcollateralization Amount on such Payment Date or (ii) on the Final Payment Date, the aggregate outstanding principal balance of the Notes to the extent otherwise not paid on such date.

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Definitive Notes: Any definitive, fully registered Note, as described in Section 4.06 of the Indenture.

Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

Depositor: Residential Asset Mortgage Products, Inc., a Delaware corporation, or its successor in interest.

Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date: With respect to any Payment Date, the [ ] day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

Draw: With respect to any Mortgage Loan, a borrowing by the related Mortgagor under the related Loan Agreement.

Draw Period: With respect to each Mortgage Loan, the period consisting of either the first five, ten or fifteen years after the date of origination of such Mortgage Loan, during which the related Mortgagor is permitted to make Draws.

Due Date: With respect to each Mortgage Loan, the date on which monthly payments on such Mortgage Loan are due.

Early Amortization Event: The occurrence of any one of the following events: (i) the Term Notes are downgraded below “AAA” by Standard & Poor’s Ratings Services or “Aaa” by Moody’s Investors Service, Inc. and, within 60 days of the downgrade, the ratings have not been restored to the original ratings; (ii) within 10 days after a Targeted Final Payment Date, the Trust fails to receive an Advance and fails to issue and sell additional Variable Pay Revolving Notes; (iii) an Event of Default under the Indenture or an Enhancer Default has occurred; or (iv) if, beginning in [ ] (a) for three consecutive months, the average amount in the Funding Account which has not been used during a month to purchase Additional Balances or Subsequent Mortgage Loans is greater than 30% of such amount plus the amount which had been used during that month to purchase Additional Balances and Subsequent Mortgage Loans, or (b) for six consecutive months, the average amount in the Funding Account which has not been used during a month to purchase Additional Balances or Subsequent Mortgage Loans is greater than

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20% of such amount plus the amount which had been used during that month to purchase Additional Balances and Subsequent Mortgage Loans; provided, however, that amounts on deposit in the Funding Account during the month of a Targeted Final Payment Date that will be distributed to the holders of the Variable Pay Revolving Notes on the Payment Date in the month following such Targeted Final Payment Date will be disregarded with respect to the calculation described in this clause (iv).

Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) an account or accounts maintained with a depository institution or trust company, as long as its short-term debt obligations are rated P-1 by Moody’s, and A-1+ by Standard & Poor’s (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 by Moody’s and AA- by Standard & Poor’s (or the equivalent) or better by each Rating Agency, or (iv) a segregated trust account or accounts maintained in the corporate trust division of a depository institution or trust company, acting in its fiduciary capacity, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy).

Eligible Substitute Loan: A Mortgage Loan substituted by either Seller for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officers’ Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution) and a Credit Limit not in excess of $________; (ii) comply with each representation and warranty made by [ ] and set forth in Section 3.1(b) of the Purchase Agreement, other than clauses (viii), (xiii), (xxiv), (xxv)(B), (xxvi) and (xxvii) thereof, and comply with each of the representations and warranties made by _______ set forth in Section 3.1(d)(II) of the Purchase Agreement, as of the date of substitution; (iii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution; (iv) have a CLTV at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

Enhancer: Ambac Assurance Corporation, or any successor thereto.

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Enhancer Default: Any failure by the Enhancer to make a payment required under the Policy in accordance with its terms.

Enhancer Optional Deposit: Amounts deposited by or on behalf of the Enhancer in the Note Payment Account, other than Insured Amounts, to be applied to the Notes.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)   a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

(b)   there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Enhancer or the Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c)   there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

(d)   there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing; or

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(e)   the occurrence of an Early Amortization Event.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Excess Spread: With respect to any Payment Date and without taking into account any Insured Amount, if any, paid by the Enhancer under the Policy for such Payment Date, the excess, if any, of (i) Interest Collections for the related Collection Period over (ii) the sum of (x) the sum of (A) the premium allocable to such Payment Date and (B) any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement and (y) the aggregate amount distributed to the Noteholders as interest on such Payment Date pursuant to Section 3.05(a)(i) of the Indenture.

Excess Spread Test: As to any Payment Date, a test that will be satisfied if the product of (x) (i) the amount of Excess Spread (reduced by the aggregate Liquidation Loss Amounts with respect to such Payment Date) on such Payment Date divided by (ii) the Pool Balance as of the beginning of the related Collection Period and (y) 12, expressed as a percentage, is greater than or equal to 2.00%.

Excluded Amount: For any Payment Date during the Rapid Amortization Period, all Draws made to an obligor under any Mortgage Loan during the Rapid Amortization Period which shall not be transferred to the Trust Estate, and the portion of the Principal Collections and Interest Collections for each Collection Period allocated to such Excluded Amount based on a pro rata allocation between the related Excluded Amount and the Principal Balance of such Mortgage Loan in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

Expenses: The meaning specified in Section 7.02 of the Trust Agreement.

Fannie Mae: Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

Final Payment Date: The Payment Date in _______________.

Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

Freddie Mac: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

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Funding Account: The account established and maintained pursuant to Section 3.16 of the Servicing Agreement.

Funding Event: Shall mean that, during the Managed Amortization Period, the aggregate Note Balance of the Variable Pay Revolving Notes has been reduced to zero and the Overcollateralization Amount is at least equal to the Overcollateralization Target Amount.

GAAP: Generally accepted accounting principles.

Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

Gross Margin: With respect to any Mortgage Loan, the percentage set forth as the “Margin” for such Mortgage Loan on the Mortgage Loan Schedule.

Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

Indenture: The indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

Indenture Trustee: _________, a national banking association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Sellers, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.

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Index: With respect to any Mortgage Loan, the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Loan Agreement.

Initial Aggregate Note Balance: $☐.

Initial Aggregate Term Note Balance: $☐.

Initial Certificate Balance: $☐.

Initial Class A-1 Note Balance: $☐.

Initial Class A-1 Variable Pay Revolving Note Balance: $☐.

Initial Class A-2 Note Balance: $☐.

Initial Class A-2 Variable Pay Revolving Note Balance: $☐.

Initial Class A-3 Note Balance: $☐.

Initial Class A-3 Variable Pay Revolving Note Balance: $☐.

Initial Mortgage Loans: The adjustable rate home equity revolving lines of credit initially transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

Initial Pool Balance: The sum of (a) the aggregate Principal Balances of the Initial Mortgage Loans as of the Cut-off Date and (b) the Original Pre-Funded Amount.

Initial Purchaser: _______________, as the initial purchaser of the Variable Pay Revolving Notes.

Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

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Insurance Agreement: The Insurance and Indemnity Agreement dated as of the Closing Date, among the Servicer, the Sellers, the Depositor, the Issuer, the Indenture Trustee and the Enhancer, including any amendments and supplements thereto.

Insurance Proceeds: Proceeds paid by any insurer (other than the Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the related Mortgagor in accordance with the Servicer’s normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

Insured Amount: As defined in the Policy.

Interest Collections: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Mortgage Loan) as is paid by the Sellers or the Servicer (including any optional servicing advance) or is collected and applied by the Servicer under the Mortgage Loans during the related Collection Period, exclusive of the pro rata portion thereof attributable to any Excluded Amounts, and reduced by the Servicing Fee for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

Interest Coverage Amount: The amount to be paid from proceeds from the sale of the Notes for deposit into the Capitalized Interest Account pursuant to Section 3.19 of the Servicing Agreement on the Closing Date, which amount initially shall be $☐, and thereafter, shall be the amount computed in accordance with Section 3.19 of the Servicing Agreement.

Interest Period: With respect to the Notes and any Payment Date (other than the first Payment Date), the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

Interest Rate Adjustment Date: With respect to each Mortgage Loan, the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

Interest Shortfall: (I) With respect to the Class A-1 Notes and the Class A-2 Notes and any Payment Date, the sum of:

(A) an amount of interest on such Class of Notes calculated at a rate equal to the excess of (i) the lesser of (a) LIBOR plus the related margin and (b) ___% over (ii) the Net WAC Rate, plus

(B) interest on such amount calculated at a rate equal to the related Note Rate; and

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(II) With respect to the Class A-3 Notes and the Variable Pay Revolving Notes and any Payment Date, the sum of:

(A) an amount of interest on such Class of Notes calculated at a rate equal to the excess of (i) LIBOR plus the related margin over (ii) the Net WAC Rate, plus

(B) interest on such amount calculated at a rate equal to the related Note Rate.

Interest Shortfalls will not be included as interest payments on the Notes for such Payment Date and such amount will accrue interest at the related Note Rate (as adjusted from time to time) and will be paid on future Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

Issuer or Trust: The Home Equity Loan Trust [    ]-☐, a Delaware statutory trust, or its successor in interest.

Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

LIBOR: As to any Interest Period, (a) for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period or (b) with respect to the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer and the Enhancer), the rate will be the Reference Bank Rate. If no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that

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substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the Principal Balance of such Mortgage Loan and any unpaid accrued interest thereon at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee’s sale, foreclosure sale or otherwise.

Loan Agreement: With respect to each Mortgage Loan, the credit line agreement, pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the related Seller certifying that the original Loan Agreement has been lost, misplaced or destroyed (together with a copy of the related Loan Agreement, if available).

Managed Amortization Period: The period beginning on the first day following the end of the related Revolving Period and ending on the earlier of (i) the Payment Date occurring in March 2010 and (ii) the occurrence of a Rapid Amortization Event.

Maximum Loan Rate: With respect to each Mortgage Loan, the maximum loan rate thereon specified in the related Loan Agreement.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

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MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in such month.

MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Moody’s: Moody’s Investors Service, Inc., or its successor in interest.

Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

Mortgage File: With respect to each Mortgage Loan:

(i)           the original Loan Agreement endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of [ ]) or, with respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii)          the original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS® System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by [ ] that such Mortgage has been sent for recording, or a county certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii)        unless the Mortgage Loan is registered on the MERS® System, original assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form from [ ] to “_________, as Indenture Trustee under that certain Indenture dated as of [ ], for Home Equity Loan Trust [    ]-☐, Home Equity Loan-Backed Term Notes” c/o the Servicer at an address specified by the Servicer;

(iv)         originals of any intervening assignments of the Mortgage from the originator to [ ] (or to MERS, if the Mortgage Loan is registered on the MERS® System, and which notes the presence of a MIN), with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by [ ] that such original intervening assignment has been sent for recording; and

(v)          a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to such Mortgage Loan; and

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(vi)         any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

It is understood that the Mortgage File (other than item (i) above) may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy; provided, that with respect to any Mortgage Loan not registered on the MERS® System, the original assignment of Mortgage described in clause (iii) above shall be retained in the Mortgage File.

Mortgage Loan Schedule: The initial schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, and as of each Subsequent Cut-Off Date, any Subsequent Mortgage Loans, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) the Credit Limit and Gross Margin, (iii) the Maximum Loan Rate, if any, (iv) the loan number and (v) the lien position of the related Mortgage.

Mortgage Loans: At any time, all Initial Mortgage Loans and Subsequent Mortgage Loans, including Additional Balances, if any, that have been sold to the Issuer pursuant to, in the case of Initial Mortgage Loans, the Trust Agreement, or, in the case of Subsequent Mortgage Loans, a Subsequent Transfer Agreement, together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

Mortgagor: The obligor or obligors under a Loan Agreement.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses minus the pro rata portion of such amount that is attributable to any Excluded Amount (but not including the portion, if any, of such amount that exceeds the Principal Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan) and including any Recovery Amounts.

Net Loan Rate: With respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan applicable to the Due Date in the related Collection Period, net of the Servicing Fee Rate and, beginning on the thirteenth Payment Date and thereafter, 0.50% (50 basis points), adjusted to an effective rate reflecting the methods by which interest is calculated on the related Classes of Notes during such Interest Period.

Net Principal Collections: With respect to any Payment Date, the excess, if any, of Principal Collections for such Payment Date over the aggregate amount of Additional Balances created during the related Collection Period, conveyed to the Issuer.

Net WAC Rate: With respect to any Payment Date, (i) a per annum rate equal to the weighted average of the Net Loan Rates of the Mortgage Loans as of the first day of the month preceding the month in which such Payment Date occurs, and weighted on the basis of the respective Principal Balances of such Mortgage Loans as of the first day of the related Collection Period, minus (ii) the premium rate on the Policy multiplied by a fraction, the numerator of

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which is the sum of the Note Balances for each Class of Notes and the denominator of which is the Pool Balance.

Net Worth: As of any date of determination, the net worth of [ ] and its consolidated subsidiaries, as determined in accordance with GAAP.

Note Balance: With respect to any Payment Date and any Class of Notes, the Initial Note Balance of such Class reduced by all payments of principal on such Class prior to such Payment Date and increased, in the case of any Class of Variable Pay Revolving Notes, by each Advance paid by the holder of such Class of Variable Pay Revolving Notes or, in the case of any additional Variable Pay Revolving Notes, by each Advance made by one or more of the “Purchasers” under and as defined in the Note Purchase Agreement.

Note Owner or Owner: The Beneficial Owner of a Note.

Note Payment Account: The account established by the Indenture Trustee pursuant to Sections 3.01 and 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

Note Purchase Agreement: The note purchase agreement dated as of the Closing Date, among the Issuer, the Depositor, _____________, ______________, for itself and as representative of _____________________________ or any similar agreement entered into by the Depositor and any other Holder of a Variable Pay Revolving Note.

Note Rate: As to the Notes, the following rates:

Class A-1 Notes: a floating rate equal to the least of (i) LIBOR plus ☐% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance of the Notes is less than 10% of the Note Balance as of the Closing Date, LIBOR plus 0.50% per annum), (ii) the related Net WAC Rate and (iii) 14.00% per annum;

Class A-2 Notes: a floating rate equal to the least of (i) LIBOR plus ☐% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance is less than 10% of the Note Balance of the Notes as of the Closing Date, LIBOR plus 0.50% per annum), (ii) the related Net WAC Rate and (iii) 14.00% per annum.

Class A-3 Notes: a floating rate equal to the lesser of (i) LIBOR plus ☐% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance is less than 10% of the Note Balance of the Notes as of the Closing Date, LIBOR plus 0.50% per annum), and (ii) the related Net WAC Rate.

Variable Pay Revolving Notes: a floating rate equal to the lesser of (i) LIBOR plus ☐% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance is less than 10% of the Note Balance of the

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Notes as of the Closing Date, LIBOR plus 0.50% per annum), and (ii) the related Net WAC Rate.

The margin on the Variable Pay Revolving Notes may be adjusted in accordance with Section 2.03 of the Indenture. The margin for the Class A-1 Notes and the Class A-2 Notes will increase to [ ]% per annum, for each Interest Period beginning after the date on which a Early Amortization Event has occurred.

Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

Note Registrar: The Indenture Trustee, in its capacity as Note Registrar.

Noteholder or Holder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee or the Owner Trustee such pledgee’s right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

Notes: The Variable Pay Revolving Notes and the Term Notes.

Officer’s Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer’s Certificate shall be to an Officer’s Certificate of any Authorized Officer of the Issuer.

Opinion of Counsel: A written opinion of counsel of a law firm reasonably acceptable to the recipient thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable.

Original Pre-Funded Amount: The amount deposited from the proceeds of the sale of the Securities into the Pre-Funding Account on the Closing Date, which amount is $☐.

Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

(i)           Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

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(ii)          Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Enhancer’s right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

Overcollateralization Amount: With respect to any Payment Date, the amount (but not less than zero), if any, by which (a) the aggregate outstanding Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period, plus amounts on deposit in the Pre-Funding Account and the Funding Account (excluding any investment earnings thereon) exceeds (b) the aggregate Note Balance of the Notes.

Overcollateralization Target Amount: Shall mean, with respect to each Payment Date (I) prior to the Stepdown Date, an amount equal to the sum of (i) the Base Specified Overcollateralization Amount and (ii) 100% of the aggregate Principal Balance of Mortgage Loans that are 180 days or more contractually delinquent, as of the last day of the related Collection Period or (II) on or after the Stepdown Date, an amount equal to the greater of (i) the sum of (a) 2.00% of the Pool Balance as of the last day of the related Collection Period and (b) 100% of the aggregate Principal Balance of Mortgage Loans that are 180 days or more contractually delinquent, as of the last day of the related Collection Period, and (ii) the sum of (a) 0.25% of the Initial Aggregate Note Balance and (b) 100% of the aggregate Principal Balance of Mortgage Loans that are 180 days or more contractually delinquent, as of the last day of the related Collection Period; provided, however, if the Excess Spread Test is not satisfied, the Overcollateralization Target Amount shall be no less than the Overcollateralization Target Amount as of the previous Payment Date. The Overcollateralization Target Amount may be reduced from time to time with the consent of the Enhancer and written notice from each Rating Agency that the rating will not be reduced or withdrawn as a result of the change in the Overcollateralization Target Amount (without taking the Policy into account).

Owner Trust: Home Equity Loan Trust [    ]-☐, created by the Certificate of Trust pursuant to the Trust Agreement.

Owner Trustee: _________, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Paying Agent: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

Payment Date: The [ ] day of each month, or if such day is not a Business Day, then the next Business Day.

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Percentage Interest: With respect to any Note and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balance of all Notes prior to such Payment Date. With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

Permitted Investments: One or more of the following:

(i)           obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii)          repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof; provided, that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

(iii)        federal funds, certificates of deposit, demand deposits, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor’s, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further, that if the only Rating Agency is Standard & Poor’s and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further, that if the only Rating Agency is Standard & Poor’s and the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

(iv)         commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)          a money market fund or a qualified investment fund (including without limitation, any such fund for which the Indenture Trustee or an Affiliate of the Indenture Trustee acts as an advisor or a manager) rated by each Rating Agency in one of its two highest long-term rating categories available (if so rated by such Rating Agency); and

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(vi)         other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest long-term rating category available debt shall mean AAA in the case of Standard & Poor’s and Aaa in the case of Moody’s, and references herein to the highest short-term rating category available shall mean A-1 in the case of Standard & Poor’s and P-1 in the case of Moody’s.

Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code, as described in Section 3.05 of the Trust Agreement.

Plan Assets: The meaning specified in Section 2510.3-101 of the Department of Labor Regulations and as described in Section 3.05 of the Trust Agreement.

Policy: The [ ] Insurance Policy No. [ ], dated as of the Closing Date, issued by the Enhancer.

Policy Draw Amount: With respect to any Payment Date, the Insured Amount.

Pool Balance: With respect to any date, the aggregate Principal Balance of all Mortgage Loans as of such date plus, during the Pre-Funding Period, the Pre-Funded Amount.

Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

Pre-Funded Amount: With respect to any date of determination during the Pre-Funding Period, the amount on deposit in the Pre-Funding Account.

Pre-Funding Account: The account established and maintained pursuant to Section 3.18 of the Servicing Agreement.

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Pre-Funding Period: The period commencing on the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $[ ], (ii) ☐ or (iii) the occurrence of a Servicing Default.

Principal Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance, plus (i) any Additional Balances in respect of such Mortgage Loan conveyed to the Trust, minus (ii) all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Loan Agreement (except any such collections that are allocable to any Excluded Amount) and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

Principal Collections: With respect to any Payment Date, the aggregate of the following amounts:

(i)           the total amount of payments made by or on behalf of the related Mortgagor, received and applied as payments of principal on such Mortgage Loan during the related Collection Period, as reported by the Servicer or the related Subservicer;

(ii)          any Liquidation Proceeds allocable as a recovery of principal received in connection with such Mortgage Loan during the related Collection Period and any Recovery Amounts;

(iii)        if such Mortgage Loan was repurchased by a Seller pursuant to the Purchase Agreement during the related Collection Period, 100% of the Principal Balance thereof as of the date of such purchase and if any Eligible Substitute Loan is substituted for a Deleted Loan, the Substitution Adjustment Amount;

(iv)         any other amounts received as payments on or proceeds of such Mortgage Loan during the Collection Period, to the extent applied in reduction of the Principal Balance thereof; and

(v)         on the Payment Date immediately following the end of the Pre-Funding Period, any amount transferred from the Pre-Funding Account to the Note Payment Account in accordance with Section 3.18 of the Servicing Agreement;

provided, that Principal Collections shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (c), (g), (h), (j) and (k) of Section 3.03 of the Servicing Agreement, and shall not include any portion of such amounts attributable to any Excluded Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) through (iv) above.

Principal Distribution Amount: For any Payment Date (i) during the Revolving Period, the amount, if any, transferred from the Pre-Funding Account to the Note Payment Account pursuant to Section 3.18(b) of the Servicing Agreement, and the amount, if any, transferred from the Funding Account to the Note Payment Amount pursuant to Section 3.16(c)(ii) of the

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Servicing Agreement, (ii) during the Managed Amortization Period, Net Principal Collections for the Mortgage Loans, (iii) during the Rapid Amortization Period, Principal Collections for the Mortgage Loans, (iv) after an Early Amortization Event, any amount in the Reserve Sub-Account, and (v) on any Payment Date, from the Excess Spread, to the extent available or, to the extent not available, from a draw on the Policy (but only to the extent the Overcollateralization Amount is zero), an amount equal to the aggregate of the Liquidation Loss Amounts, if any, for such Payment Date.

Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

Program Guide: The Home Equity Servicing Guidelines, as in effect from time to time.

Purchase Agreement: The mortgage loan purchase agreement dated as of the Closing Date, among the Sellers, the Purchaser, the Issuer and the Indenture Trustee.

Purchase Price: The amounts specified in Section 2.3(a) of the Purchase Agreement.

Purchaser: Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

Rapid Amortization Event: Any one of the following events:

(a)   the failure on the part of a Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if such Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

(b)   if any representation or warranty made by a Seller in the Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Seller made in Section 3.1(a) or 3.1(d)(I), as applicable, of the Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) or 3.1(d)(II), as applicable, of the Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Enhancer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

(c)   the entry against a Seller of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable

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federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(d)   either Seller shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Seller or the Issuer or of or relating to all or substantially all of its property; or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(e)   the Issuer shall become subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

(f)    a Servicing Default shall occur and be unremedied under the Servicing Agreement and a qualified successor Servicer shall not have been appointed;

(g)   the occurrence of a draw on the Policy and the failure by the Servicer to reimburse the Enhancer for any amount owed to the Enhancer pursuant to the Insurance Agreement on account of the draw, which failure continues unremedied for a period of 90 days after written notice to the Servicer;

(h)   the Issuer (or a portion thereof) is determined to be a taxable mortgage pool or an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes;

(i)    an event of default under the Insurance Agreement; or

(j)    an Enhancer Default has occurred and is continuing and the Enhancer cannot be replaced without additional expense.

In the case of any event described in (a), (b), (f), (g), (i) or (j), a Rapid Amortization Event shall be deemed to have occurred only if, after any applicable grace period described in such clauses, any of the Indenture Trustee, the Enhancer or, with the consent of the Enhancer (so long as no Enhancer Default exists), Securityholders evidencing not less than 51% of the aggregate Securities Balance, by written notice to the Sellers, the Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Enhancer or the Securityholders), declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (h), a Rapid Amortization Event shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Enhancer immediately upon the occurrence of such event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

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Rapid Amortization Period: The period beginning on the earlier of (i) the first day following the end of the Managed Amortization Period and (ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

Rating Agency: Each of Moody’s and Standard & Poor’s or, if any such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor’s and P-1 or better in the case of Moody’s; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean “AAA” in the case of Standard & Poor’s and “Aaa” in the case of Moody’s; and in the case of any other Rating Agency, shall mean such equivalent rating.

Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

Record Date: With respect to the Notes and any Payment Date, unless Notes are no longer held in book-entry form, the close of business on the Business Day immediately preceding such Payment Date and if the Notes are no longer held in book-entry form, the last Business Day of the calendar month preceding the month of such Payment Date.

Recovery Amount: Amounts collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Servicing Fee, Recovery Fee and any reimbursement for advances and expenses of the Servicer.

Recovery Fee: A customary fee calculated based on additional recovery amounts charged for the collection of such additional recovery amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

Reference Bank Rate: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market in amounts approximately equal to the sum of the outstanding Note Balance of the Notes; provided, that at least two Reference Banks provide such rate. If fewer than two such rates are provided, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Notes. If no quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period.

Reference Banks: Shall mean three major banks in the London interbank market selected by the Indenture Trustee after consultation with the Servicer.

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Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Related Documents: With respect to each Mortgage Loan, the documents contained in the Mortgage File.

Relief Act Shortfalls: With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Servicemembers Civil Relief Act, formerly known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, or any similar state legislation or regulations, the shortfall, if any, equal to (i) one month’s interest on the Principal Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Mortgage Loan or the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which either Seller delivers an affidavit certifying that the original Loan Agreement has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off), (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the outstanding Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase and (iii) in connection with any Mortgage Loan required to be repurchased pursuant to Sections 2.1 or 3.1 of the Purchase Agreement, any costs and damages incurred by the Trust Fund with respect to such Mortgage Loan in connection with a breach of Section 3.1(b)(x) of the Purchase Agreement. No portion of any Repurchase Price shall be included in any Excluded Amount for any Payment Date during the Rapid Amortization Period.

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Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

Required Ratings: Shall mean, at any time with respect to any Person, that either (a) the short-term unsecured debt of such Person is rated at least two of the following ratings: “A-1” or better by Standard & Poor’s and “P-1” by Moody’s or (b) the long-term unsecured debt of such Person is rated at least two of the following ratings: “A” by Standard & Poor’s and “A2” by Moody’s.

Reserve Sub-Account: A sub-account within the Funding Account established and maintained pursuant to Section 3.17 of the Servicing Agreement.

Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Revolving Period: The period beginning on the Closing Date and ending on the earlier of (i) the Payment Date occurring in [ ], (ii) the occurrence of an event described in clause (iv) of the definition of Early Amortization Event and (iii) the occurrence of a Rapid Amortization Event.

Rolling Six-Month Annualized Liquidation Loss Amounts: With respect to any Determination Date, the product (expressed as a percentage) of (i) the aggregate Liquidation Loss Amounts as of the end of each of the six Collection Periods (reduced by the aggregate Subsequent Net Recovery Amounts for such Collection Periods) immediately preceding such Determination Date divided by the Initial Pool Balance and (ii) two (2).

Secretary of State: The Secretary of State of the State of Delaware.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Securities Balance: The Note Balance or Certificate Balance, as the context may require.

Securitization Transaction: Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

Security: Any Certificate or a Note, as the context may require.

Securityholder: Any Noteholder or Certificateholder.

Seller or Sellers:[ ] and [ ], and their respective successors and assigns.

Servicer:[ ], and its successors and assigns.

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Servicer Advances: Any advances the Servicer may make with respect to the Mortgage Loans, whether or not required, in respect of principal, interest, taxes, insurance or otherwise.

Servicing Agreement: The servicing agreement dated as of the Closing Date among the Servicer, the Issuer and the Indenture Trustee.

Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Default: Any one of the following events:

(i)           any failure by the Servicer to deposit in the Custodial Account, the Funding Account, the Reserve Sub-Account, the Note Payment Account or the Distribution Account any deposit required to be made under the terms of the Servicing Agreement that continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(ii)          any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing Agreement, which failure, in each case, materially and adversely affects the interests of the Securityholders or the Enhancer, and which failure continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a “Notice of Default” under the Servicing Agreement, shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(iii)        the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(iv)         the Servicer shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Servicer or of or relating to all or substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(v)          a Rapid Amortization Event occurs on account of the circumstances specified in clause (g) of the definition of Rapid Amortization Event, which event continues beyond the 90 day grace period set forth in such clause (g);

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(vi)         the Servicer’s Tangible Net Worth at any time is less than $100,000,000 and [ ] fails to own, directly or indirectly, at least 51% of the common stock of the Servicer; or

(vii)       the Rolling Six-Month Annualized Liquidation Loss Amount with respect to the Mortgage Loans exceeds 1.50%.

Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the related Principal Balance as of the first day of such Collection Period.

Servicing Fee Rate:[ ]% per annum.

Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Enhancer) by the Servicer, as such list may be amended from time to time.

Standard & Poor’s: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

Stated Value: With respect to any Mortgage Loan, the stated value of the related Mortgaged Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §§3801 et seq., as the same may be amended from time to time.

Stepdown Date: The later of (i) the Payment Date in April 2008 and (ii) the Payment Date on which the Pool Balance plus amounts on deposit in the Funding Account (after applying payments received in the related Collection Period) as of such Payment Date is less than 50% of the Initial Pool Balance.

Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

Subsequent Cut-Off Date Principal Balance: With respect to any Subsequent Mortgage Loan, the Principal Balance thereof as of the close of business on the last day of the Collection Period immediately prior to the related Subsequent Cut-Off Date.

Subsequent Mortgage Loan: An adjustable rate home equity revolving line of credit sold by a Seller to the Issuer pursuant to Section 2.2 of the Purchase Agreement, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

Subsequent Net Recovery Amounts: Recovery Amounts collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

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Subsequent Transfer Agreement: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the respective Seller and the Issuer substantially in the form of Exhibit 2 to the Purchase Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

Subsequent Transfer Date: With respect to each Subsequent Transfer Agreement, the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement.

Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

Tangible Net Worth: Net Worth, less the sum of the following (without duplication): (a) any other assets of [ ] and its consolidated subsidiaries that would be treated as intangibles under GAAP including, without limitation, any write-up of assets (other than adjustments to market value to the extent required under GAAP with respect to excess servicing, residual interests in offerings of asset-backed securities and asset-backed securities that are interest-only securities), good-will, research and development costs, trade-marks, trade names, copyrights, patents and unamortized debt discount and expenses and (b) loans or other extensions of credit to officers of [ ] or its consolidated subsidiaries other than mortgage loans made to such Persons in the ordinary course of business.

Targeted Final Payment Date: Shall mean (i) for the Class A-1 Notes, the Payment Date occurring in [ ], (ii) for the Class A-2 Notes, the Payment Date occurring in [ ] and for the Class A-3 Notes, the Payment Date occurring in [ ].

Tax Matters Partner: _____, as the Servicer, for so long as the Servicer holds all or any portion of the Certificates; if any other Person holds 100% of the Certificates, such Person; and otherwise as provided in the Code.

Telerate Screen Page 3750: The display page so designated on the Telerate Capital Markets Report (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks, or, if such service is no longer offered, such other service for displaying London interbank offered rates or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer.

Term Notes: The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

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Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

Transfer Date: The Payment Date on which the Servicer, upon receipt of written notice and direction from the Issuer, shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer, pursuant to Section 3.15(c) of the Servicing Agreement.

Transfer Notice Date: The fifth Business Day prior to the Transfer Date for which the Servicer shall give the Indenture Trustee, the Rating Agencies and the Enhancer a notice of the proposed retransfer of Mortgage Loans, pursuant to Section 3.15(c) of the Servicing Agreement.

Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Trust Agreement: The trust agreement dated as of the Closing Date, between the Owner Trustee and the Depositor.

Trust Estate: The meaning specified in the Granting Clause of the Indenture.

Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

UCC: The Uniform Commercial Code, as in effect from time to time, as in effect in any specified jurisdiction.

Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

Unpaid Principal Amount: As defined in Section 3.05(a) of the Indenture.

Variable Pay Revolving Notes: Collectively, the Class A-1 Variable Pay Revolving Notes, the Class A-2 Variable Pay Revolving Notes and the Class A-3 Variable Pay Revolving Notes.

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EXHIBIT A-1

FORM OF TERM NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ______________________ OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

HOME EQUITY LOAN TRUST [    ]-[    ]

Home Equity Loan-Backed Note, Class A-__

Registered	Initial Note Balance:

No. A-__-1	Note Rate: Variable

CUSIP NO. _________

Home Equity Loan Trust [    ]-[    ], a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of __________________dollars ($_________), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-__ Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-__ Notes (the “Notes”) pursuant to Section 3.05 of the indenture dated as of ____________ (the “Indenture”), between the Issuer and ________________, as indenture trustee (the “Indenture Trustee”); provided, however, that unless an Early Amortization Event (as defined in the Indenture) shall have occurred and be

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continuing, it is expected that the entire unpaid principal amount of this Note shall be due and payable on the related Targeted Final Payment Date in accordance with the terms of the Indenture, provided further that, the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in _______, in each case, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days.

Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Equity Loan-Backed Notes, Series [    ]-[    ] (the “Series [    ]-[    ] Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series [    ]-[    ] Notes. The Series [    ]-[    ] Notes are subject to all terms of the Indenture.

The Series [    ]-[    ] Notes (the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of and interest on this Note will be payable on each Payment Date, commencing on __________, as described in the Indenture. “Payment Date” means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

Unless an Early Amortization Event (as defined in the Indenture) shall have occurred and be continuing, it is expected that the entire unpaid principal amount of this Note shall be due and payable on the related Targeted Final Payment Date in accordance with the terms of the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in __________ pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the

A-1-2

manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder’s address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of

A-1-3

a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series [    ]-[    ] Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series [    ]-[    ] Notes, on behalf of the Noteholders of all Series [    ]-[    ] Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series [    ]-[    ] Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

The term “Issuer” as used in this Note includes any successor or the Issuer under the Indenture.

A-1-4

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of _________________ in its individual capacity, __________ in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the aggregate Note Balance of the Notes as of any Payment Date is less than 10% of the aggregate Note Balance of the Notes as of the Closing Date, (provided that a draw on the Policy would not occur as a result of such purchase and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders.

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IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

HOME EQUITY LOAN TRUST [ ]-[ ]

By: _______________, not in its individual capacity but solely as Owner Trustee
Dated: ___________________

By: Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

____________________, not in its individual capacity but solely as Owner Trustee

Dated: ___________________
By: Authorized Signatory

A-1-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:________________________	*/
Signature Guaranteed:
*/

_________________________

*              NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-8

EXHIBIT A-2

FORM OF VARIABLE PAY REVOLVING NOTES

THIS VARIABLE PAY REVOLVING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS VARIABLE PAY REVOLVING NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE PAY REVOLVING NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS VARIABLE PAY REVOLVING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ______________________ OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THIS VARIABLE PAY REVOLVING NOTE MAY NOT BE SOLD OR TRANSFERRED TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, TO ANY PERSON ACTING ON BEHALF OF OR WITH “PLAN ASSETS” OF ANY SUCH PLAN, OR TO ANY OTHER BENEFIT PLAN INVESTOR (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2)) (A “BENEFIT PLAN INVESTOR”), INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 4.02 of THE INDENTURE.

HOME EQUITY LOAN TRUST [    ]-[    ]

Home Equity Loan-Backed Variable Pay Revolving Note

Registered	Initial Note Balance: $_________
No. Class A-__ VPRN-1	Maximum Note Balance: $_________
Note Rate: Floating

Home Equity Loan Trust [    ]-[    ], a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to ____________ or its registered assigns, the principal amount set forth on Schedule A attached hereto from time to time (or otherwise owing hereunder as determined

A-2-1

pursuant to the Indenture as defined below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Note Balance of this Variable Pay Revolving Note and the Note Balance of all Variable Pay Revolving Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Variable Pay Revolving Notes (the “Variable Pay Revolving Notes”) pursuant to Section 3.05 of the indenture dated as of ____________ (the “Indenture”), between the Issuer and _________, as indenture trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Variable Pay Revolving Note shall be due and payable on the Payment Date in _________________, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined have the meanings ascribed thereto in Appendix A to the Indenture.

The Note Balance of this Variable Pay Revolving Note may be increased or decrease from time to time in accordance with the Indenture, as the same may be amended, restated, supplemented or otherwise modified from time to time. The Holder of this Variable Pay Revolving Note may, in its discretion, enter on Schedule A, a notation with respect to (i) each Advance made hereunder and (ii) each payment and repayment of principal hereof. The failure of the Holder to make any such notation on Schedule A shall not limit or otherwise affect the obligation of the Issuer to repay the principal amount of this Variable Pay Revolving Note in accordance with the terms of the Indenture.

Interest on this Variable Pay Revolving Note will be paid monthly on each Payment Date at the Note Rate for the related Interest Period, subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). Interest on this Variable Pay Revolving Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or, in the case of the First Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days.

Principal of and interest on this Variable Pay Revolving Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Variable Pay Revolving Note shall be applied first to interest due and payable on this Variable Pay Revolving Note as provided above and then to the unpaid principal of this Variable Pay Revolving Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Variable Pay Revolving Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Variable Pay Revolving Note is one of a duly authorized issue of Variable Pay Revolving Notes of the Issuer, designated as its Home Equity Loan-Backed Variable Pay Revolving Notes, Series [    ]-[    ] (herein called the “Series [    ]-[    ] Variable Pay Revolving Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series [    ]-[    ] Variable Pay Revolving Notes. The Series [    ]-[    ] Variable Pay Revolving Notes are subject to all terms of the Indenture.

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The Series [    ]-[    ] Variable Pay Revolving Notes and the Term Notes (collectively, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of and interest on this Variable Pay Revolving Note will be payable on each Payment Date, commencing on _____________, as described in the Indenture. “Payment Date” means the twenty-fifth day of each month, or, if any such day is not a Business Day, then the next succeeding Business Day.

The entire unpaid principal amount of this Variable Pay Revolving Note shall be due and payable in full on the Payment Date in _______ pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Pay Revolving Notes shall be made pro rata to the Noteholders of Variable Pay Revolving Notes entitled thereto.

Payments of interest on this Variable Pay Revolving Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Variable Pay Revolving Note, shall be made by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding record Date to the Person whose name appears as the registered Noteholder of this Variable Pay Revolving Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Variable Pay Revolving Note (or any one or more predecessor Variable Pay Revolving Notes) effected by any payments made on any Payment Date shall be binding upon all future noteholders of this Variable Pay Revolving Note and of any Variable Pay Revolving Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Variable Pay Revolving Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Variable Pay Revolving Note at the address specified in such notice of final payment.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Variable Pay Revolving Note may be registered on the Note Register upon surrender of this Variable Pay Revolving Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities

A-2-3

Exchange Act of 1934, as amended, and thereupon one or more new Variable Pay Revolving Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Variable Pay Revolving Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Variable Pay Revolving Note.

Each Noteholder of a Variable Pay Revolving Note, by its acceptance of a Variable Pay Revolving Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Variable Pay Revolving Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder of a Variable Pay Revolving Note, by its acceptance of a Variable Pay Revolving Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Variable Pay Revolving Notes, the Indenture or the other Basic Documents.

No transfer, sale, pledge or other disposition of a Variable Pay Revolving Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In addition, any transfer, sale, pledge or other disposition of a Variable Pay Revolving Note shall be made in accordance with the restrictions contained in Article IV of the Indenture. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i) an investment letter in substantially the form attached to the Indenture as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a “qualified institutional buyer” as defined under Rule 144A, acting for its own account or the accounts of other “qualified institutional buyers” as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit D to the Indenture, acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer,

A-2-4

which investment letter shall not be an expense of the Indenture Trustee or the Issuer. Any Noteholder of a Variable Pay Revolving Note that does not execute such a certificate or transfer letter shall be deemed to have made the representations set forth therein. The Noteholder of a Variable Pay Revolving Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Issuer has entered into the Indenture and this Variable Pay Revolving Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Pay Revolving Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Variable Pay Revolving Note, by its acceptance of a Variable Pay Revolving Note, agrees to treat the Variable Pay Revolving Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Variable Pay Revolving Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Variable Pay Revolving Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Variable Pay Revolving Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series [    ]-[    ] Variable Pay Revolving Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the aggregate Note Balance of the Series [    ]-[    ] Variable Pay Revolving Notes, on behalf of the Noteholders of all Series [    ]-[    ] Variable Pay Revolving Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Variable Pay Revolving Note (or any one of more predecessor Variable Pay Revolving Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Variable Pay Revolving Note and of any Variable Pay Revolving Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Variable Pay Revolving Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series [    ]-[    ] Variable Pay Revolving Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

The term “Issuer” as used in this Variable Pay Revolving Note includes any successor to the Issuer under the Indenture.

A-2-5

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Variable Pay Revolving Notes under the Indenture.

The Variable Pay Revolving Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Variable Pay Revolving Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Variable Pay Revolving Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Variable Pay Revolving Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of _______________ in its individual capacity, _____________, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Variable Pay Revolving Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Variable Pay Revolving Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Variable Pay Revolving Note.

The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the aggregate Note Balance of the Notes as of any Payment Date is less than 10% of the aggregate Note Balance of the Notes as of the Closing Date, (provided that a draw on the Policy would not occur as a result of such purchase and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing

A-2-6

Fee relating to the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders.

A-2-7

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

HOME EQUITY LOAN TRUST [ ]-[ ]
By:	_________________, not in its individual capacity but solely as Owner Trustee

Dated: _________________

By:_________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Variable Pay Revolving Notes referred to in the within-mentioned Indenture.

__________________,

not in its individual capacity but solely as

Indenture Trustee

Dated: __________________

By:___________________________
Authorized Signatory

A-2-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________________, attorney, to transfer said Variable Pay Revolving Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:________________________	*/
Signature Guaranteed:
*/

_________________________

*              NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-9

SCHEDULE A

to

HOME EQUITY LOAN TRUST [    ]-[    ]

Home Equity Loan-Backed Variable Pay Revolving Note

Date	Advances	Principal Payments	Note Balance Outstanding	Authorized Signature of Holder

A-2-10

EXHIBIT B

FORM OF RULE 144A INVESTMENT REPRESENTATION

Description of Rule 144A Securities, including numbers:

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________

The undersigned buyer (the “Buyer”), intends to acquire the Rule 144A Securities described above from the seller (the “Seller”).

1.            In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security form, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a public offering of the Rule 144A Securities under the Securities Act of 1933, as amended (the “1933 Act”), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

2.            The Buyer warrants and represents to, and covenants with, the Indenture Trustee and the Issuer (as defined in the indenture dated as of ____________ (the “Indenture”), between Home Equity Loan Trust [    ]-[    ], as Issuer, and _______________, as Indenture Trustee, pursuant to Section 4.02 of the Indenture, as follows:

a.            The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

b.            The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c.            The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

d.            Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule

B-1

144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a public offering of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.            The Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.            This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

IN WITNESS WHEREOF, the Buyer has executed this document as of the date set forth below.

Print Name of Buyer

By:

Name:

Title:

Taxpayer Identification:

No.

Date:

B-2

ANNEX 1 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1.            As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.            In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $______________________** in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

_________________________

* * Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

B-3

___

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___	Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.
___

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

___

State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.
___	Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
___	SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.
___	Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.
___

Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.            The term “securities” as used herein does not include (i) securities of issuers that are Affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

B-4

4.            For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.            The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___	___	Will the Buyer be purchasing the Rule 144A
Yes	No	Securities only for the Buyer’s own account?

6.            If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

B-5

7.            The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:

Name:

Title:

Date:

B-6

ANNEX 2 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers That Are Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

1.            As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser (as defined below).

2.            In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used.

____

The Buyer owned $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.            The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers (each, an “Adviser”) that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.            The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5.            The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

B-7

6.            The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer

By:

Name:

Title:

IF AN ADVISER:

Print Name of Buyer

Date:

B-8

EXHIBIT C

FORM OF ADVANCE REQUEST

To:

Holder of Variable Pay Revolving Note, Class A-__

[___________________]

[___________________]

[___________________]

Re:	Residential Asset Mortgage Products, Inc.
Home Equity Loan-Backed Certificates, Series [ ]-[ ]

Dear Sirs:

Reference is made to the Indenture, dated as of ____________ (the “Indenture”) between Home Equity Loan Trust [    ]-[    ], as Issuer, and ________________, as Indenture Trustee. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture. All other capitalized terms used herein shall have the meanings specified herein.

Pursuant to Section 2.03 of the Indenture, you are hereby requested to make an Advance as follows:

1. The amount of the requested Advance is $[_______].

2. Such Advance is requested to be made on or before [__________].

3. The proceeds of such Advance will be used to pay the outstanding Note Balance of the Class A-__ Notes on the related Targeted Final Payment Date occurring on ________, 20__.

4. Such amount shall be wired to the following account:

[ ]

Pursuant to the Indenture, you are required to notify the undersigned, within thirty (30) Business Days of the date of this notice, whether you will or will not make such Advance, subject to the terms and conditions set forth in the Note Purchase Agreement. If you do not so notify the undersigned, you will be deemed to have declined to make such Advance.

If you agree to make such Advance, you are required prior to the close of business on the [date specified above in clause 2] to transfer to the Indenture Trustee in immediately available funds the amount of such Advance.

Please acknowledge by signature below whether or not you will make such Advance and return the same to the attention of Client Manager – __________ [    ]-[    ] at _____________________, facsimile number _______________________.

C-1

Very truly yours,

_____________________, as Indenture Trustee

By: _____________________________

       Name:

       Title:

I hereby acknowledge that [I][the Holders of the Variable Pay Revolving Notes] will make the requested Advance on or prior to ____________________, subject to the terms and conditions set forth in the Note Purchase Agreement.

[                                                                 ]

By: _____________________________

       Name:

       Title:

I hereby decline the request to make an Advance on or prior to [___________________].

[                                                                 ]

By: _____________________________

       Name:

       Title:

C-2

EXHIBIT D

FORM OF INVESTOR REPRESENTATION LETTER

_______________ , 20__

Re:	HOME EQUITY LOAN TRUST [ ]-[ ]

Home Equity Loan-Backed Variable Pay Revolving Note

Ladies and Gentlemen:

[__________________] (the “Purchaser”) intends to purchase from [_________] (the “Seller”) $[_______] Variable Pay Revolving Notes, Home Equity Loan Trust [    ]-[    ] (the “Notes”), issued pursuant to the Indenture (the “Indenture”), dated as of ____________ between Home Equity Loan Trust [    ]-[    ], as Issuer, and _________________________, as Indenture Trustee (the “Indenture Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

1.            The Purchaser understands that (a) the Notes have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Depositor is not required to so register or qualify the Notes, (c) the Notes may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Indenture contains restrictions regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

2.            The Purchaser is acquiring the Notes for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.            The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.            The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Indenture and (b) such other information concerning the Notes, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser’s decision to purchase the Notes. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

5.            The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicit

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any offer to buy or to accept a pledge, disposition of other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a public offering of any Note under the Act, that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

6.            The Purchaser will comply with all applicable federal and state securities laws, and with the terms of the Indenture, in connection with any subsequent resale of the Notes by the Purchaser.

Very truly yours,

By:

Name:

Title:

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EXHIBIT E

FORM OF TRANSFEROR CERTIFICATE

_______________ , 20__

Re:	HOME EQUITY LOAN TRUST [ ]-[ ]

Home Equity Loan-Backed Variable Pay Revolving Note

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [___________________________] (the “Seller”) to [___________________] (the “Purchaser”) of $[_______] Variable Pay Revolving Notes, Home Equity Loan Trust [    ]-[    ] (the “Notes”), issued pursuant to the Indenture (the “Indenture”), dated as of ____________ between Home Equity Loan Trust [    ]-[    ], as Issuer, and _________________, as Indenture Trustee (the “Indenture Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Seller hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Notes under the Securities Act of 1933 (the “Act”), that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Note. The Seller has not and will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

Very truly yours,

(Seller)

By:

Name:

Title: